                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               SOURCE MEDIA, INC.
              ----------------------------------------------------
                (Name of Registrant as Specified in its Charter)

              ----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1)     Title of each class of securities to which transaction applies:

             --------------------------------------------------------------

     (2)     Aggregate number of securities to which transaction applies:

             --------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             --------------------------------------------------------------

     (4)      Proposed maximum aggregate value of transaction:

              -------------------------------------------------------------

     (5)      Total fee paid:

              -------------------------------------------------------------

     [ ]      Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)      Amount previously paid:

              -------------------------------------------------------------

     (2)      Form, Schedule or Registration Statement No.:

              -------------------------------------------------------------

     (3)      Filing party:

              -------------------------------------------------------------

     (4)      Date Filed:

             -------------------------------------------------------------


                        Copies of all communications to:

                            Robert L. Winikoff, Esq.
                 Cooperman Levitt Winikoff Lester & Newman, P.C.
                                800 Third Avenue
                            New York, New York 10022
                                 (212) 688-7000

                               SOURCE MEDIA, INC.
                          5400 LBJ Freeway, Suite 680
                              Dallas, Texas 75240

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 17, 1999

To the Stockholders of Source Media, Inc.:

     NOTICE IS GIVEN that the annual meeting of stockholders of Source Media, Inc., a Delaware corporation, will be held on November 17, 1999, beginning at 9:00 a.m., local time, at ____________________________, Rockford, Illinois, for
the following purposes:

     1. To elect four directors to serve until the next annual meeting of stockholders;

     2. To consider and vote upon a proposal to amend our 1995 Performance Equity Plan which would increase the number of shares available for purchase upon the exercise of stock options from 1,975,000 shares to 2,957,589 shares;

     3. To consider and vote upon a proposal to approve our 1999 Stock Option Plan;

     4. To consider and vote upon a proposal to approve a transaction with a wholly-owned subsidiary of Insight Communications Company, Inc. and in connection with such approval to approve, as a single proposal, the following matters:

        . the issuance of 842,105 shares of our common stock and the issuance of warrants to purchase up to an additional 4,596,786 shares of our common stock;

        . the amendment of our Certificate of Incorporation to authorize additional preferred stock; and

        . the amendment of our Certificate of Incorporation to create a class of non-voting common stock;

     5. To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as our independent auditors for 1999; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The board of directors has fixed September 23, 1999 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

     You are cordially invited to attend this meeting in person. If you do not expect to be present in person, please sign and date the enclosed proxy, and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the meeting, you may vote in person if you wish, whether or not you have returned your proxy. In any event, a proxy may be revoked at any time before it is exercised.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              Stephen W. Palley, President


Dallas, Texas


___________, 1999

                               SOURCE MEDIA, INC.
                                5400 LBJ FREEWAY
                                   SUITE 680
                              DALLAS, TEXAS 75240

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 17, 1999


                                  INTRODUCTION

     This proxy statement is being mailed on or about ________ ___, 1999 to all of our stockholders of record at the close of business on September 23, 1999 in connection with the solicitation by our board of directors of proxies for the annual meeting of stockholders to be held at ______________________________, Rockford, Illinois on November 17, 1999.

Solicitation of Proxies

     Proxies will be solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by us. We have arranged for reimbursement, at the rate suggested by The Nasdaq Stock Market, Inc., of brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record. Proxies may also be solicited by our directors, officers and employees, but such persons will not be compensated specifically for such services.

     All proxies properly executed and received by the persons designated as proxy will be voted on all matters presented at the meeting in accordance with the specific instructions of the person executing such proxy or, in the absence of specified instructions, will be voted for the named nominees to the board and in favor of the proposals as set forth in the Notice accompanying this proxy statement.

     The board does not know of any other matter that may be brought before the annual meeting but, in the event that any other matter should come before the meeting, or any nominee should not be available for election, the persons named as proxy will have authority to vote all proxies not marked to the contrary in their discretion as they deem advisable.

Manner of Voting

     Stockholders may vote their proxies by mail. Stockholders who hold their shares through a bank or broker can also vote via telephone or the Internet if any of these options are offered by the bank or broker. Any stockholder may revoke his proxy, whether he votes by mail, telephone or the Internet, at any time before the meeting by written notice to such effect received by us at the address set forth above, attn: secretary, by delivery of a subsequently dated proxy or by attending the meeting and voting in person.

Vote Required

     The total number of shares of our common stock outstanding as of the record date was ________________. The common stock is the only class of securities entitled to vote, each share being entitled to one non-cumulative vote. Only stockholders of record as of the close of business on the record date will be entitled to vote. A majority of the shares of common stock outstanding and entitled to vote must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast at the meeting. An affirmative vote of a majority of the shares of common stock present and voting, in person or by proxy, at the meeting is required to pass upon each of the other matters presented other than Proposal 4, which requires the affirmative vote of a majority of the outstanding shares of common stock. As a result, any shares not voted in favor of Proposal 4 (whether by abstention, broker nonvote or otherwise) will have the same effect as a vote against the proposal.

Abstentions and Nonvotes

     Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the meeting, whereas broker nonvotes will not be counted for purposes of determining whether a proposal has been approved. "Broker nonvotes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted.

List of Stockholders

     A list of stockholders entitled to vote at the meeting will be available at our offices, 5400 LBJ Freeway, Suite 680, Dallas, Texas, during ordinary business hours for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of August 20, 1999 certain information regarding the ownership of our common stock as of the record date by (i) each director and each nominee for director, including proposed nominees of Insight to be appointed after closing of the transaction with Insight, (ii) each person known by us to own beneficially 5% or more of our common stock, (iii) each current executive officer named in the summary compensation table elsewhere in this proxy statement and (iv) all current directors and executive officers as a group. Except as otherwise indicated, the address of each beneficial holder of 5% or more of our common stock is 5400 LBJ Freeway, Suite 680, Dallas, Texas 75240.

                                                  Shares
                                               Beneficially    Percent
Name Of Beneficial Owner                         Owned (1)    Of Class
------------------------                       -------------  ---------

James L. Greenwald(2)............................     9,000         *
Michael J. Marocco(3)............................   968,726        6.7%
Stephen W. Palley (4)............................   125,000         *
Barry Rubenstein(5).............................. 1,082,627        7.4%
Kim D. Kelly.....................................         0         *
   c/o Insight Communications Company, Inc.
   126 East 56th Street
   New York, New York 10022
Sidney R. Knafel.................................         0         *
  c/o Insight Communications Company, Inc.
   126 East 56/th/ Street
  New York, New York 10022
Michael S. Willner(6)............................    18,000         *
   c/o Insight Communications Company, Inc.
   126 East 56/th/ Street
  New York, New York 10022
Timothy P. Peters(7).............................   970,063        7.0%
  3832 Whiffletree
  Plano, Texas  75023
Robert H. Alter(8)...............................     6,000         *
  10 Old Jackson Avenue, No. 80
  Hastings-On-Hudson, New York 10706-3203
E B Investor (Jersey) Limited (9)................   720,000        5.3%
  c/o A&A Early Bird AG
  Innere Guterstrasse 4
  6304 Zug

  Switzerland
Paul Tudor Jones, II (10)......................   1,496,700       11.1%
  c/o Tudor Investment Corporation
  600 Steamboat Road
  Greenwich, CT 06830
W. Thomas Oliver (11)..........................     261,750        1.9%
All current directors and executive
  officers as a group (10 persons).............   1,641,322       10.8%

____________________
* Less than 1%
(1) Includes shares underlying currently exercisable options and warrants as well as those options and warrants which will become exercisable within 60 days of the record date. Except as otherwise indicated, the named persons herein have sole voting and dispositive power with respect to beneficially owned shares.

(2) Represents shares of common stock issuable upon exercise of options.

(3) Includes (i) 9,675 shares of common stock issuable upon exercise of warrants and (ii) 9,000 shares of common stock issuable upon exercise of options. Mr. Marocco is a general partner of Sandler Capital Management, which through an affiliate is managing general partner of 21st Century Communications Partners, L.P., 21st Century Communications T-E Partners, L.P. and 21st Century Communications Foreign Partners, L.P. Accordingly, also includes (a) 635,949 shares of common stock issuable upon exercise of warrants held by 21st Century Communications Partners, L.P., (b) 216,374 shares of common stock issuable upon exercise of warrants held by 21st Century Communications T-E Partners, L.P. and (c) 85,615 shares of common stock issuable upon exercise of warrants held by 21st Century Communications Foreign Partners, L.P. Mr. Marocco disclaims beneficial ownership to all of the shares referenced in the prior sentence except to the extent of his pecuniary interest.

(4) Represents shares of common stock issuable upon exercise of options.

(5) Includes (i) 16,125 shares of common stock issuable upon exercise of warrants and (ii) 3,000 shares of common stock issuable upon exercise of options. Mr. Rubenstein is a general partner of Applewood Associates, L.P. and Woodland Partners, L.P. Accordingly, also includes (a) 50,000 shares of common stock beneficially owned by Applewood Associates, L.P. and (b) 101,875 shares of common stock issuable upon exercise of warrants held by Woodland Partners, L.P. as to which he disclaims beneficial ownership except to the extent of his pecuniary interest. Mr. Rubenstein is an officer and shareholder of Infomedia Associates, Ltd. which is one of the general partners of 21st Century Communications Partners, L.P., 21st Century Communications T-E Partners, L.P. and 21st Century Communications Foreign Partners, L.P. Accordingly, also includes (1) 635,949 shares of common stock issuable upon exercise of warrants held by 21st Century Communications Partners, L.P., (2) 216,374 shares of common stock issuable upon exercise of warrants held by 21st Century Communications T-E Partners, L.P. and (3) 85,615 shares of common stock issuable upon exercise of warrants held by 21st Century Communications Foreign Partners, L.P.

(6)  Represents shares of common stock issuable upon exercise of options.

(7)  Includes 326,236 shares of common stock issuable upon exercise of options.

(8)  Represents shares of common stock issuable upon exercise of options.

(9)  Based on a report on Schedule 13G dated January 5, 1999.

(10) Based on a report on Schedule 13G dated April 16, 1999, which was jointly filed by Tudor Investment Corporation, Paul Tudor Jones, II, The Raptor Global Fund Ltd., The Raptor Global Fund L.P., Tudor Proprietary Trading, L.L.C., Tudor BVI Futures, Ltd. and The Upper Mill Capital Appreciation Fund Ltd. Tudor Investment Corporation reported beneficial ownership of and shared dispositive power with respect to 927,700 shares. Paul Tudor Jones, II reported beneficial ownership of and shared dispositive power with respect to 989,500 shares. Tudor BVI Futures, Ltd. reported beneficial ownership of and shared dispositive power with respect to 249,300 shares. Tudor Proprietary Trading, L.L.C. reported beneficial ownership of and shared dispositive power with respect to 61,800 shares. The Raptor Global Fund L.P. reported beneficial ownership of and shared dispositive power with respect to 130,800 shares. The Raptor Global Fund Ltd. reported beneficial ownership of and shared dispositive power with respect to 489,100 shares. The Upper Mill Capital Appreciation Fund Ltd. reported beneficial ownership of and shared dispositive power with respect to 58,500 shares. Tudor Investment Corporation and Mr. Jones expressly disclaim such beneficial ownership.

(11) Represents shares of common stock issuable upon exercise of options.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Four directors are to be elected at the meeting to serve until the next annual meeting of stockholders. Each of the nominees has consented to serve as a director if elected.

     The board of directors' nominees for the office of director are as follows:

     James L. Greenwald, age 72, has served as our director since May 1996. Mr. Greenwald has served as chairman emeritus of Katz Media Corporation, a communications representative firm, since August 1995. Mr. Greenwald joined Katz Media in 1956 and has held various positions, including President of the radio division from 1965 through 1970, Executive Vice President from 1970 through 1975, President from 1975 through 1982 and Chairman of the board of directors and Chief Executive Officer from 1975 through 1994. Mr. Greenwald is a director of Granite Broadcasting Company and the Young Adult Institute, an honorary trustee of the Foundation of American Women in Radio and Television and past president of the International Radio and Television Foundation and the Station Representatives Association.

     Michael J. Marocco, age 40, has served as our director since May 1996. Mr. Marocco is a Managing Director of Sandler Capital Management and has been associated with Sandler since April 1989. Prior to that, Mr. Marocco was a vice president at Morgan Stanley & Co., Incorporated where he was involved in raising capital and merger and acquisition transactions. Mr. Marocco serves as a director of Mentus Media Corp. and numerous private companies involved in cable television, advertising and cellular telephone industries.

     Stephen W. Palley, age 54, has served as our director since June 1999 and joined us in April 1999 as our Chief Executive Officer. Mr. Palley was Chief Operating Officer of King World Productions, Inc. from 1986 to 1996. Mr. Palley's background includes entertainment, music and television and securities law. He is a member of the New York State Bar and the Museum of Radio and Television Council.

     Barry Rubenstein, age 55, has served as our director since September 1997. In 1994, Mr. Rubenstein co-founded the 21st Century Partnerships, of which he is presently a principal. In 1992, Mr. Rubenstein co-founded Applewood Associates, L.P., of which he is presently a principal. Prior to 1992, Mr. Rubenstein was a founder of or founding consultant to Applied Digital Data Systems, Inc., Novell, Inc., and Cheyenne Software, Inc. From 1983 to 1987, Mr. Rubenstein held various positions with Cheyenne Software, Inc., including President, Chief Executive Officer, Director and Chairman of the Board. Mr. Rubenstein is a director of or advisor to Infonautics Corporation, Millwood Press and several private technology companies.

     We currently have six members on our board of directors including Messrs. Greenwald, Marocco, Palley and Rubenstein. Our board also presently includes Robert H. Alter and Michael S. Willner, who are not nominees for election at the meeting. Upon consummation of the transaction with Insight, the size of the board would be increased to seven and Insight would be entitled to elect three directors. See Proposal 4 for a description of the rights regarding board representation that Insight would have upon consummation of the Insight transaction. Insight has informed us that it intends to designate Kim D. Kelly, Sidney Knafel and Michael S. Willner as its board representatives to be appointed upon the closing of the transaction. Set forth below is certain biographical information for each of these individuals.

     Kim D. Kelly, age 43, has been Executive Vice President and Chief Financial Officer of Insight since 1990. Ms. Kelly has also been Chief Operating Officer of Insight since January 1998. Prior thereto, she served from 1982 to 1990 with Marine Midland Bank, becoming its Senior Vice President in 1988, with primary responsibility for media lending activities. Ms. Kelly serves as a member of the National Cable Television Association Subcommittee for Telecommunications Policy, as well as the National Cable Television Association Subcommittees for Accounting. She also serves on the boards of Insight, Community Antenna Television Association, Cable in the Classroom and Cable Advertising Bureau. Ms. Kelly is a graduate of George Washington University.

     Sidney R. Knafel, age 68, has been Chairman of the Board of Insight since 1985. He is a director of NTL, Inc., one of the three largest cable and telecommunications operators in the United Kingdom. He was the founder, Chairman and an equity holder of Vision Cable Communications, Inc. from 1971 until its sale in 1981. Mr. Knafel is presently the managing partner of SRK Management Company, a private investment company, and also serves as Chairman of BioReliance Corporation, a biological testing company. He is a director of Cellular Communications of Puerto Rico, Inc., CoreComm Limited, General American Investors Company, Inc. and IGENE Biotechnology, Inc. as well as several private companies. Mr. Knafel is a graduate of Harvard College and the Harvard Business School.

     Michael S. Willner, age 47, has served as our director since April 1998. Mr. Willner co-founded and has served as President of Insight since 1985. Previously, Mr. Willner served as Executive Vice President and Chief Operating Officer of Vision Cable from 1979 through 1985, Vice President of Marketing for Vision Cable from 1977 to 1979 and General Manager of Vision Cable's Bergen County, New Jersey cable television system from 1975 to 1977. Currently, Mr. Willner is a director of NTL, Inc. He serves on the boards of Insight, C-SPAN and the National Cable Television Association where he is a member of the Executive Committee and serves as Treasurer. Mr. Willner is a graduate of Boston University's College of Communication and serves on the school's Executive Committee.

Additional Information Regarding the Board of Directors

     Board Meetings and Committees

     Our board of directors held 12 meetings during 1998. Each director attended 75% or more of the board meetings and the meetings of the committees on which they serve.

     The audit committee of the board recommends independent auditors to the board and reviews the scope and results of audits conducted and our internal control procedures. The audit committee is currently composed of Messrs. Alter, Greenwald and Palley. The audit committee held one meeting during 1998.

     The compensation committee of the board establishes the level of compensation of our executive officers and administers our 1995 stock option plan. The compensation committee is currently composed of Messrs. Greenwald, Morocco and Palley. The compensation committee held 1 meeting during 1998.

     Compensation of Directors

     Directors who are not full-time employees are paid a retainer of $2,500 per fiscal quarter and $1,000 for each meeting of the board of directors and of any committee of the board that they attend (so long as the committee meeting is not on the same day as a board of directors meeting), and $500 for each telephonic meeting in which they participate, and they are reimbursed for travel and related expenses incurred in connection with attendance at board and committee meetings. Pursuant to the 1995 Nonqualified Stock Option Plan for Non-Employee Directors, during 1998 each non-employee director was granted an option to purchase 3,000 shares of common stock, with an exercise price of $22.84, the fair market value of a share of common stock on the date of grant (based on a trailing five-day average).

     In certain instances, directors who are not full-time employees may be engaged by the board of directors to participate in projects for our benefit. In such instances, the board of directors has authorized payment to those directors at a rate of $125 per hour, up to a maximum of $1,000 per day, in addition to reimbursement of expenses incurred in the performance of services.

Recommendation

     The board of directors recommends a vote FOR the election of the nominees.

                                   PROPOSAL 2

                 AMENDMENT TO THE 1995 PERFORMANCE EQUITY PLAN

     The 1995 Performance Equity Plan was amended by our board of directors on August 25, 1999 to increase the number of shares of common stock available under the 1995 Plan from 1,975,000 to 2,957,589 and to provide that any shares subject to options granted under the 1995 plan which expire or terminate prior to being exercised may be used for subsequent grants of options or stock appreciation rights under our 1999 Stock Option Plan, subject to the approval of our stockholders. We believe that we have been successful in the past in attracting and retaining qualified employees, officers and consultants in part because of our ability to offer such persons options to purchase our common stock. We believe that the increase in the number of shares reserved for issuance pursuant to the 1995 Plan is necessary for us to continue to attract and retain qualified employees, officers and consultants.

     The 1995 Plan provides for its administration by our board of directors or by a committee appointed by the our board. The 1995 Plan is currently administered by our Compensation Committee. The Compensation Committee has discretionary authority (subject to certain restrictions) to determine, among other things, the individuals to whom and the times at which awards under the 1995 Plan will be granted and the number of shares subject to such awards. Such awards include:

     . stock options;
     . stock appreciation rights;
     . restricted stock;
     . deferred stock;
     . stock reload options; and
     . other stock-based awards.

     The Compensation Committee may interpret the provisions of the 1995 Plan and may prescribe, amend and rescind rules and regulations relating thereto.

     Currently, any shares subject to options which expire or terminate prior to being exercised may again be used for an option under the 1995 Plan. Assuming approval of the proposed amendment to the 1995 Plan, such expired or terminated shares would become available for subsequent grants of options or stock appreciation rights under our proposed 1999 Stock Option Plan rather than under our 1995 Plan.

     The per share exercise price of incentive stock options granted under the 1995 Plan may not be less than the fair market value of a share of our common stock on the date upon which such option is granted. In the case of an optionee who owns more than 10% of our common stock, the per share exercise price of incentive stock options may not be less than 110% of the fair market value of a share of our common stock on the date upon which such option is granted.

The per share exercise price of non-qualified options granted under the 1995 Plan is determined by the Compensation Committee in its absolute discretion at the time of grant.

     The 1995 Plan is open to participation by our employees, officers and consultants as well as employees, officers and consultants of our subsidiaries. As of August 25, 1999, we and our subsidiaries had approximately sixty-seven employees (including five officers) and one consultant eligible to participate in the 1995 Plan.

     In anticipation of this proposed amendment to the 1995 Plan, the Compensation Committee granted options to purchase shares of common stock in excess of the number of shares currently available for purchase under the 1995 Plan. Therefore, the approval of the proposed amendment to the 1995 Plan would be an approval of these options to purchase shares in excess of the number of shares currently available for purchase under the 1995 Plan. The terms of these options and the persons to whom they were granted are as follows:

                        Number of Shares
  Name of Optionee     Underlying Options  Exercise Price  Expiration Date
---------------------  ------------------  --------------  ---------------
Stephen W. Palley                 500,000        $15.3125          3/29/09

Timothy P. Peters                  16,666        $15.3125          3/29/06

John J. Reed                       16,666        $15.3125          3/29/06

Daniel D. Maitland                 25,000        $ 16.625           1/4/08

W. Thomas Oliver                   35,000        $ 16.625           1/4/08
                                    6,750        $  6.625          6/14/05

Other Officers                     76,666        $15.3125          3/29/06
(as a group)                       74,167        $ 16.625           1/4/08
                                    4,750        $  6.625          6/14/05

Senior Managers and               238,200        $ 16.625           1/4/08
 Other Employees                    7,500        $  6.625          6/14/05
(as a group)

     Assuming approval of the proposed amendment to the 1995 Plan and after giving effect to all options granted or available for grant under the plan, there would be 2,957,589 shares of common stock available for issuance under the 1995 Plan, of which, as of September 23, 1999, _______ shares would be reserved for then issued and outstanding awards.

Recommendation

     Our board of directors recommends a vote FOR the proposal to amend the 1995 Plan.

                                   PROPOSAL 3

                       APPROVAL OF 1999 STOCK OPTION PLAN

     On August 25, 1999, our board of directors adopted, subject to stockholder approval, the Source Media, Inc. 1999 Stock Option Plan. The purpose of the 1999 Plan is to promote our interests and the interests of our stockholders by strengthening our ability to attract and retain competent employees, to make service on the board of directors more attractive to present and prospective non-employee directors and to provide a means to encourage stock ownership and proprietary interest by officers, non-employee directors and valued employees and other individuals upon whose judgment, initiative and efforts our financial success and growth largely depend.

Description of the 1999 Plan

     The following summary description of the 1999 Plan is qualified in its entirety by reference to the full text of the 1999 Plan, which is attached to this proxy statement as Exhibit A.

     Administration. The 1999 Plan will be administered by either the entire board of directors or a committee consisting of two or more members of the board of directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The board of directors or committee, as the case may be, is to determine, among other things, the recipients of grants, whether a grant will consist of incentive stock options, nonqualified stock options or stock appreciation rights or a combination thereof and the number of shares to be subject to such options and rights.

     Eligibility. Incentive stock options may be granted only to our officers and key employees and to the officers and key employees of our subsidiaries. Nonqualified stock options and stock appreciation rights may be granted to such officers and employees as well as to our agents, directors and consultants, whether or not such persons are our employees. As of September 23, 1999, there were ______ persons eligible to participate in the 1999 Plan.

     Shares Subject to the 1999 Plan. The total number of shares with respect to which options and stock appreciation rights may be granted under the 1999 Plan is 1,600,000, subject to adjustment for changes in our capitalization or in connection with corporate transactions as provided in the 1999 Plan. Any shares subject to options which expire or terminate prior to being exercised may again be used for an option under the 1999 Plan. In addition, any shares subject to options granted under the 1995 Plan which expire or terminate prior to being exercised will also become available for subsequent grants of options or stock appreciation rights under the 1999 Plan, thereby increasing the maximum number of shares available for grants of options or stock appreciation rights under the 1999 Plan.

     Our subsidiary, IT Network, entered into an employment agreement dated as of June 17, 1999 with its President and Chief Operating Officer, Howard Gross. In connection with Mr. Gross's agreement, he was granted options to purchase 125,000 shares of our stock vesting over a four-year period. These options were granted pursuant to and subject to the 1999 Plan. Thus, the grant of these options is effectively subject to shareholder approval of the proposal to adopt the 1999 Plan. No other options have been granted under the 1999 Plan.

     Exercise Price. The per share exercise price of incentive stock options granted under the 1999 Plan may not be less than the fair market value of a share of our common stock on the date upon which such option is granted. In the case of an optionee who owns more than 10% of our common stock, the per share exercise price of incentive stock options may not be less than 110% of the fair market value of a share of our common stock on the date upon which such option is granted. The per share exercise price of non-qualified options granted under the 1999 Plan is determined by the board of directors or a committee of the board of directors, as the case may be, in its absolute discretion at the time of grant.

     Stock appreciation rights granted in tandem with an option have a value upon exercise equal to the difference obtained by subtracting the purchase price of a share of common stock specified in the related option from the fair market value of a share of common stock on the exercise date. Stock appreciation rights granted without relationship to an option have a value upon exercise equal to the difference obtained by subtracting the fair market value of a share of common stock on the date the stock appreciation right was granted from the fair market value of a share of common stock on the exercise date.

     Manner of Payment. Upon the exercise of an option, the holder must make payment of the full exercise price. Such payment may be made in cash, check or, under certain circumstances, in shares of any class of our common stock, or any combination thereof.

     Term. The term of options and stock appreciation rights granted under the 1999 Plan cannot exceed ten years. In the case of an optionee who owns more than 10% of our common stock, the term of incentive stock options cannot exceed five years. No option or stock appreciation right may be granted under the 1999 Plan after August 25, 2009, and no option or stock appreciation right may be outstanding for more than ten years after its grant.

     Transferability. Options granted under the 1999 Plan are not transferable by the optionee otherwise than by will or the laws of descent and distribution and are exercisable during the lifetime of the optionee only by the optionee or the optionee's guardian or legal representative.

     Termination and Amendment. The 1999 Plan may be terminated at any time by the board of directors, which may also amend the 1999 Plan, except that without stockholder approval, it may not increase the maximum number of shares for which options and stock appreciation rights may be granted or change the designation of the class of persons eligible to receive options and stock appreciation rights under the 1999 Plan.

     Stockholder Status. Recipients of options or stock appreciation rights under the 1999 Plan do not have any rights as stockholders.

United States Federal Income Tax Consequences

     The following is a brief summary of the United States federal income tax consequences to us and individuals receiving options and stock appreciation rights under the 1999 Plan. The following summary is based upon an analysis of the Internal Revenue Code of 1986, as amended (the "tax code"), existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences, and the tax consequences to individuals participating in the 1999 Plan may be either more or less favorable than those described below depending on their particular circumstances.

     Incentive Stock Options

     No income will be recognized by an optionee for federal income tax purposes upon the grant or exercise of an incentive stock option. If the optionee holds the shares received from the exercise of an option for a period (the "Qualified Holding Period") equal to at least one year after exercise and at least two years after grant of the option, the optionee will recognize capital gain or loss upon the sale of such shares equal to the difference between the amount realized on the sale and the exercise price. Generally, if the shares are not held for the Qualified Holding Period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Any additional gain realized by the optionee upon such disposition will be a capital gain. If instead of a gain on disposition, the disposition would result in a loss to the optionee by reason of the optionee's failure to hold the shares for the Qualified Holding Period, the amount of ordinary income to the optionee would be the excess, if any, of the amount realized by the optionee from the disposition of the shares over the optionee's basis in the shares.

     We are not entitled to a tax deduction upon the exercise of an incentive stock option by an optionee. If the optionee disposes of shares received pursuant to such exercise prior to the expiration of the Qualified Holding Period, however, we may, subject to the deduction limitation described below, deduct an amount equal to the amount of ordinary income recognized by the optionee upon disposition of the shares at the time such income is recognized by the optionee.

     An optionee may use shares of our common stock already owned by the optionee to pay the exercise price for shares under an incentive stock option. The resulting tax consequences will depend upon whether the already owned shares of common stock are "statutory option stock", and, if so, whether such statutory option stock has been held by the optionee for the Qualified Holding Period. In general, "statutory option stock" (as defined in Section 424(c)(3)(B) of the tax code) is any stock acquired through the exercise of an incentive stock option or of an option granted pursuant to an employee stock purchase plan.

     If the already owned stock is statutory option stock with respect to which the Qualified Holding Period has been satisfied, no income will be recognized by the optionee upon the transfer of such stock in payment of the exercise price of an incentive stock option. If the already owned stock is not statutory option stock, no income will be recognized by the optionee upon the transfer of the stock. If the stock used to pay the exercise price of an incentive stock option is statutory option stock with respect to which the Qualified Holding Period has not been satisfied, the transfer of such stock will result in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive stock option covering such stock was exercised over the option price of such stock.

Nonqualified Stock Options

     No income will be recognized by an optionee for federal income tax purposes upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option (if the optionee acquires shares of common stock upon exercise), the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares. If such an optionee acquires deferred stock upon exercise of a nonqualified stock option, the optionee will recognize ordinary income on the date shares of common stock related to such deferred stock are received (or, if earlier, the date such shares are made available to the optionee) in an amount equal to the excess of the fair market value of the shares on such date over the option price of the shares. If a nonqualified stock option is transferred to a permitted transferee pursuant to the 1999 Plan, the optionee (not the transferee) will recognize ordinary income upon exercise of the option (or later receipt of common stock related to an option exercisable for deferred stock) by the transferee, as if the option had not been transferred.

     Nonqualified stock options are designed to provide us with a tax deduction, subject to the deduction limitation described below, at the time the optionee recognizes ordinary income. The amount of our deduction will be equal to the amount of ordinary income recognized by the optionee. If an optionee sells shares acquired from the exercise of a nonqualified stock option, the difference between the amount realized and the basis of the shares will constitute capital gain or loss to the optionee for federal income tax purposes. We will not be entitled to any further tax deduction with respect to such gain or loss.

     An optionee may use already owned shares of our common stock to pay the exercise price for shares under a nonqualified stock option. In such a case, the number of shares received pursuant to the option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon such exercise will be taxable to the optionee as ordinary income and will be deductible to us.

     Stock Appreciation Rights

     A recipient of stock appreciation rights will not recognize income for federal income tax purposes upon the grant of stock appreciation rights. When stock appreciation rights are exercised, the recipient will recognize ordinary income on the date of exercise in an amount equal to the cash (if any) and the fair market value of the shares transferred to the recipient. We will be entitled to a tax deduction, subject to the deduction limitation described below, equal to the amount of ordinary income recognized by the recipient due to the exercise of stock appreciation rights at the time of such recognition by the recipient.

     If a recipient sells shares acquired from the exercise of stock appreciation rights, the difference between the amount realized from such sale and the basis of such shares will constitute capital gain or loss to the recipient. We will not be entitled to any further tax deduction with respect to such gain or loss.

     Tax Withholding

     Income recognized by our employee with respect to an award under the 1999 Equity Plan will be considered compensation subject to withholding at the time the income is recognized, and, therefore, we must make the necessary arrangements with the employee to ensure that the amount of the tax required to be withheld is available for payment.

     Limitations on Our Compensation Deduction

     Section 162(m) of the tax code limits the deduction which we may take for otherwise deductible compensation payable to certain of our executive officers to the extent that compensation paid to such officers for such year exceeds $1 million, unless such compensation is performance-based, is approved by our stockholders and meets certain other criteria. There is no assurance that awards made to employees under the 1999 Equity Plan will satisfy the performance-based compensation requirements and, accordingly, we may be limited by Section 162(m) of the tax code in the amount of deductions we would otherwise be entitled to take (as described in the foregoing summary).

     Section 280G of the tax code limits the deductibility of certain "parachute payments" to disqualified individuals by us. Generally, "parachute payments" consist of payments in the nature of compensation made in connection with a change in control of us. It is possible that any accelerated vesting of options that occurs upon a change in control of us could be a "parachute payment" subject to the deduction limitations of Section 280G of the tax code. In addition, Section 4999 of the tax code imposes a 20% nondeductible excise tax upon the disqualified individual receiving certain "parachute payments."

Recommendation

     The board of directors recommends a vote FOR approval of the 1999 Stock Option Plan.

                                   PROPOSAL 4

                      APPROVAL OF THE INSIGHT TRANSACTION

Description of the Insight Transaction

     The following summary description of the Contribution Agreement and the Common Stock and Warrants Purchase Agreement is qualified in its entirety by reference to the full text of such agreements, which are attached to this proxy statement as Exhibit B and Exhibit C.

     On July 29, 1999, we entered into a Contribution Agreement with a wholly-owned subsidiary of Insight Communications Company, Inc. to form a joint venture ("Newco") to conduct all of our lines of business relating to our VirtualModem and Interactive Channel products and businesses (the "Transferred Businesses"). On the same date, we entered into a Common Stock and Warrants Purchase Agreement (the "Purchase Agreement") with Insight pursuant to which Insight will acquire 842,105 shares of our common stock and five-year warrants (the "Insight Warrants") to acquire up to an additional 4,596,786 shares of our common stock at an exercise price of $20.00 per share.

     Under the terms of the Contribution Agreement, Newco would be capitalized initially with a $13 million equity infusion by Insight and our contribution of the Transferred Businesses as described below. Both we and Insight will receive a 50% equity ownership in Newco in consideration for our respective contributions. We will assign all our right, title and interest in and to the intellectual property that has application in the VirtualModem and Interactive Channel businesses to Newco, to the extent assignable, and will grant to Newco an exclusive, perpetual, royalty free, irrevocable, worldwide license (the "Newco License"), with the right to sublicense, to all of the intellectual property not freely assignable by us, to the extent such intellectual property permits the grant of licenses, except that in each case the intellectual property covered by such assignment or license will specifically exclude any television programming content that is developed in the future by us or any of our other subsidiaries. Newco will grant back to us a non-exclusive perpetual, royalty free, irrevocable, worldwide license of the intellectual property used in our businesses other than the Transferred Businesses. In addition, we will transfer to Newco all the equipment, intangible property and data, contract rights, inventory and accounts receivable which have use in the Transferred Businesses.

     The Purchase Agreement contains provisions to protect Insight's interest in our company, including preemptive rights and board representation. Initially, our board of directors would consist of seven members, three of whom would be designated by Insight.

     We will serve as the manager of Newco and will manage the day-to-day operations of Newco. However, certain special actions by Newco would require approval of a four-member management committee. We and Insight would have equal representation on the management committee. Such special actions would include material deviations from Newco's business plan and budget, issuance of additional equity, distributions to equity holders, asset sales and other significant matters.

     A management agreement to be entered into between us and Insight on the closing date will set forth the terms under which the business of Newco will be conducted. Pursuant to the management agreement, we will continue to provide all necessary services and business functions for Newco and will be reimbursed for the related costs and expenses without any mark-up. The management agreement will also contain provisions granting Newco the sole and exclusive ownership of any inventions, improvements or modifications, including any related intellectual property rights, which are developed by our employees, officers or other parties associated with us in the performance of the management agreement.

     The limited liability company agreement of Newco to be entered into on closing by us and Insight contemplates a "buy-sell" arrangement whereby either party, following the fifth anniversary of the closing, may send to the other party a notice specifying the value that the notifying party assigns to 100% of the equity ownership of Newco. The notified party is then required to either purchase the entire equity ownership from the notifying party or sell its entire equity ownership to the notifying party, in each case using the valuation set forth in the notice. The limited liability company agreement also provides for certain transfer restrictions relating to Newco interests, drag-along and tag-along rights with respect to such interests and rights upon a change in control of us.

     The agreements contemplate the entering into on closing of an affiliation agreement between Newco and Insight relating to the carriage of the Interactive Channel over Insight's cable television systems, as well as a license agreement granting Insight a license to use Newco's intellectual property in connection with such cable television systems.

     The agreements include registration rights provisions for the shares issued and the shares underlying the warrants. The warrants contain provisions protecting the holder from future dilution in certain instances. In addition, the Company may issue warrants as compensation to financial advisors, if required, in connection with the transaction.

     The consummation of the Insight transaction is subject to certain conditions, including approval by you as holders of our common stock, approval by the holders of our long-term debt and our preferred stock. Each of the components of the transactions are conditioned upon the concurrent consummation of all other components of the transactions. The transactions may be terminated by either party in the event the transactions have not closed by January 31, 2000.

Reasons for the Insight Transaction

     Liquidity. The transaction with Insight will provide us with $12 million in cash to be used for general corporate purposes. These funds will provide us with the cash necessary to finance our current operations. Unless we consummate the transaction with Insight or another transaction or transactions to provide us with the cash necessary to finance our operations, we anticipate difficulties in funding our operations and satisfying our obligations as they become due after December 31, 1999. We would be required to seek alternative financing sources, and there can be no assurance that alternative financing will be available, and, if available, on acceptable terms.

     Development of Technology. The contribution of $13 million to Newco will enable us to continue to develop the VirtualModem and Interactive Channel products and businesses through Newco.

     Distribution. Insight has agreed to use its commercially reasonable efforts to facilitate distribution of any products offered by Newco by marketing such products to other cable television system operators and by providing carriage of Newco's services on its own cable television systems subject to an affiliation agreement to be entered into between us and Insight on or prior to the closing date of the proposed transaction.

Description of Insight

     Insight is the 8th largest cable television system operator in the United States based on customers served after giving effect to its proposed acquisition of several Kentucky cable television systems and other recently announced industry acquisitions. Insight has a tightly grouped cluster of cable television systems with approximately 98% of its customers concentrated in the four contiguous states of Indiana, Kentucky, Ohio and Illinois. Upon completion of Insight's rebuild efforts, which is expected to occur in 2000, over 96% of its customers will be served from nine headends allowing it to more economically deliver an array of entertainment, information and telecommunication services, including interactive digital video, high-speed data access and telephone service products.

     Insight began offering new and enhanced products and services, such as interactive digital video and high-speed data access, during the second quarter of 1999. To facilitate the deployment of its enhanced products and services, Insight is in the process of rebuilding almost all of its network to allow it to deliver more information and entertainment services through its cable television systems and to provide for two-way communications capability. The implementation of interactive digital technology would significantly enhance and expand the video and service offerings Insight provides to its customers. We believe that Insight is very well positioned to exploit the new business opportunities available to cable television operators.

     In most of Insight's digital launches, Insight is providing a package of digital services, known as "Digital Gateway." For $6.95 per month, Insight's customers can purchase Digital Gateway and receive the following services:

     1)   A digital converter box;

     2) An interactive navigational program guide for all analog and digital channels;

     3)   A local, interactive Internet-style service;

     4) A significant multiplexing of premium channels for customers who separately subscribe to premium channels, such as HBO and Showtime;

     5)   Pay-per-view video-on-demand; and

     6)   A digital 40-channel audio music service.

     Insight has informed us of its intentions to provide the Interactive Channel's program guide and the LocalSource (SM) suite of products in its Digital Gateway as it is launched in its cable television systems. Insight recently launched the Digital Gateway service in Rockford, Illinois. Insight has informed us of its intention to launch the Digital Gateway service in all of its markets as rebuilds are completed.

Why We Are Requesting Approval of the Insight Transaction

     The issuance of 842,105 shares of our common stock and the issuance of warrants to purchase up to an additional 4,596,786 shares of our common stock may be subject to the corporate governance rules of Nasdaq

     It is the policy of The Nasdaq Stock Market, which lists our outstanding common stock, to require stockholder approval of the issuance of common stock or securities convertible into common stock in certain instances where such common stock has or would have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before such issuance for less than the greater of book or market value of the stock. Pursuant to the terms of the Purchase Agreement, Insight will acquire, upon the formation of Newco, 842,105 shares of our common stock, representing approximately 6% of our outstanding stock, for a purchase price of $12 million in cash. We will also issue to Insight five-year warrants to acquire up to an additional 4,596,786 shares of our common stock at an exercise price of $20.00 per share. We may also issue warrants as compensation to financial advisors, if required, in connection with the transaction. The issuance of the common stock and warrants (on an as-exercised basis) to Insight represents approximately ______% of the voting power as of September 23, 1999. Therefore, the Nasdaq rule may require us to obtain stockholder approval prior to the issuance of the common stock and warrants to Insight depending on our stock price at closing.

     To amend our certificate of incorporation to authorize additional preferred stock

     The Purchase Agreement contains provisions to protect Insight's interest in our company, including preemptive rights and board representation. In order to provide Insight with these rights, the Purchase Agreement requires us to issue Insight a special series of preferred stock.

     Our certificate of incorporation authorizes us to issue 1,712,000 shares of "blank check" preferred stock. Our board of directors is authorized, without further stockholder approval, to issue preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, conversion rights, voting rights, redemption terms and liquidation preferences, and to fix the number of shares constituting any series and the designations of these series. Since all of the 1,712,000 shares of preferred stock have been designated by the board of directors as 13 1/2% Senior PIK Preferred Stock due 2007, additional preferred stock must be authorized in order for us to be able to issue preferred stock to Insight. Approval by you as holders of our common stock is required to authorize this additional preferred stock.

     On August 25, 1999, the board of directors adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation increasing the authorized number of shares of preferred stock from 1,712,000 shares to 1,712,001. Upon closing of the Insight transaction, the new share of preferred stock designated by the board of directors as Non-Participating Preferred Stock will be issued to Insight. The following summary description of the designations and rights of the Non-Participating Preferred Stock is qualified in its entirety by reference to the full text of the Certificate of Designations of the Non-Participating Preferred Stock, which is attached to this proxy statement as Exhibit D.

     The Non-Participating Preferred Stock will entitle Insight to designate a certain number of the members of the board of directors based on Insight's ownership percentage of our common stock on a fully diluted basis as set forth below. The terms of the Non-Participating Preferred Stock require that the Board be comprised of either 7 or 10 members. Upon the closing of the Insight transaction, the board of directors will consist of seven members, three of whom will be designated by Insight.

    Number of Board Seats Appointed by Insight
    ------------------------------------------
                                                     Percentage of Voting Stock Owned
                                                                  by
 Based on 7 Person Board   Based on 10 Person Board  Insight on a Fully Diluted Basis
-------------------------  ------------------------  --------------------------------
            3                       4                       15% or greater
            2                       3                7.5% or more but less than 15%
            1                       2                5% or more but less than 7.5%
            1                       1                2.5% or more but less than 5%
            0                       0                       less than 2.5%

     In addition to the board representation described above, Insight will be entitled to have at least one voting representative on each committee of the board of directors, including but not limited to, the executive committee, if any, the audit committee and the compensation committee.

     The Non-Participating Preferred Stock will give Insight the preemptive right to purchase such number of "New Securities" that we may propose to sell or issue after the closing date that would enable them to maintain their then fully diluted ownership percentage. New Securities is defined in the Purchase Agreement to mean any of our equity securities (excluding certain specified issuances of common stock), whether presently authorized or authorized in the future, including common stock, preferred stock and all rights, options or warrants to purchase any such securities, and any securities and indebtedness that are or may become convertible into or exchangeable for our capital stock.

     Insight's right to appoint members to the board of directors (and committees of the board) and the preemptive right granted with respect to the sale and issuance of New Securities will lapse in the event Insight's ownership of our voting stock on a fully diluted basis falls to below 2.5%.

     To amend our certificate of incorporation to create a class of non-voting common stock

     As discussed above, Insight will be issued five-year warrants to acquire up to an additional 4,596,786 shares of our common stock at $20.00 per share. In connection with the exercise, including a partial exercise, of the warrants, we and Insight may be required to obtain clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 from the Federal Trade Commission and the Department of Justice prior to the issuance of our common stock. In the event such clearance is not obtained, we will issue to Insight the maximum number of shares of our common stock which is permissible without such clearance and for the remainder, we will issue to Insight the non-voting common stock. The non-voting common stock will be identical in all respects to the common stock except that the non-voting common stock will not have the right to vote on any matters presented to our stockholders, unless otherwise required by law. The non-voting common stock will automatically convert into voting common stock upon their transfer. Approval by you as holders of our common stock is required to create a class of non-voting common stock.

Potential Disadvantages of Approval

     Dilution

     If stockholders approve the Insight transaction, the aggregate number of shares of common stock that will be issued to Insight at closing and that may be issued to Insight upon the exercise of the warrants will dilute your equity interest in our company.

     Increased Number of Shares Available for Public Sale

     If stockholders approve the Insight transaction, a greater number of shares of common stock will become eligible for sale in the public market. Such sales, or anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of the common stock. We have agreed to certain registration rights with respect to the shares and the warrant shares.

     Potential for Discouraging Certain Changes of Control

     The potential for the issuance of a large number of shares of common stock following approval of the Insight transaction might tend to have the effect of delaying, deferring or preventing a change in control of our company or discouraging tender offers for our company.

     Potential Effects on Our Ability to Obtain Future Equity Capital

     Approval of the Insight transaction may impede our ability to obtain additional equity capital in the future because of the first two factors cited above.


Pro Forma Consolidated Selected Financial Data

     The following unaudited pro forma consolidated selected financial data for Source Media, Inc. for the three fiscal years ended December 31, 1998 and the six months ended June 30, 1999 were derived from the unaudited pro forma consolidated statements of operations and the unaudited pro forma consolidated balance sheet included elsewhere in this proxy statement. This pro forma consolidated selected financial data should be read in conjunction with the description of the proposed transaction with Insight and the pro forma financial data appearing elsewhere in this proxy statement and our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 1998 and our quarterly report on Form 10-Q for the six months ended June 30, 1999.

                                      (unaudited)
                                                      Year Ended December 31,               Six Months
PRO FORMA STATEMENT OF OPERATIONS DATA:         ------------------------------------          Ended
(In thousands, except per share data)             1996        1997          1998          June 30, 1999
---------------------------------------         --------  ------------  ------------      -------------
Monetary revenues                               $ 7,542   $ 12,082      $ 24,244            $  9,307
Net loss attributable to common stockholders     (9,596)   (22,084)(1)   (56,927)(2)         (19,496)
Basic and diluted loss per common share           (0.89)     (1.81)        (4.43)              (1.40)
Pro forma weighted average common
  shares outstanding                             10,777     12,196        12,854              13,935

(1) Includes $1.7 million of expense related to the early extinguishment of debt.

(2) Includes $25.9 million for the write off of impaired intangible assets. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Notes 2 and 5 of the Notes to Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended December 31, 1998.



PRO FORMA BALANCE SHEET  DATA:
(In thousands, except per share data)               As of June 30, 1999
                                                    --------------------
Total assets                                               $ 59,382
Long-term debt, excluding current maturities                100,000
Stockholders' equity (capital deficiency)                   (72,291)
Book value per share:
  Historical                                               $  (6.79)
  Pro forma                                                $  (5.19)


Comparative Per Share Data

     The following table reflects the historical net loss per share from continuing operations in comparison with the pro forma net loss per share from continuing operations after giving effect to the proposed transaction with Insight. The information presented in this table should be read in conjunction with the description of the proposed transaction and the pro forma financial data appearing elsewhere in this proxy statement and in our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 1998, and in our quarterly report on Form 10-Q for the six months ended June 30, 1999.

                                  (unaudited)

                                              Year Ended December 31,            Six Months
                                            -------------------------               Ended
                                   1996              1997             1998      June 30, 1999
                                  -------           -------           ----      -------------
Net loss per share:
Pro Forma - basic and diluted     $(0.89)          $(1.81)           $(4.43)       $(1.40)
Historical - basic and diluted     (1.39)           (2.89)            (5.21)       (1.74)

Recommendation

     The board of directors recommends a vote FOR approval of the Insight transaction.

                                   PROPOSAL 5

             RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     Based on the recommendation of our Audit Committee, Ernst & Young LLP, which has served as our independent public accountants since 1989, has been appointed by the board of directors to audit our financial statements for the year ending December 31, 1999. Although stockholder ratification for this appointment is not required, the board of directors considers it desirable for stockholders to pass on such appointment. If the stockholders do not ratify the appointment of Ernst & Young LLP, the engagement of independent auditors will be reevaluated by the board of directors. Representatives of Ernst & Young LLP are expected to be present at the annual meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.

Recommendation

     The board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP.


                             EXECUTIVE COMPENSATION

Compensation of our Executive Officers

     The following summary compensation table sets forth the annual compensation paid or accrued, together with the number of shares covered by options granted, to our Chief Executive Officer and our four other highest paid executive officers in 1998 (the "named executive officers") for the years indicated:

                                                               Long-Term
                                   Annual Compensation       Compensation
                                --------------------------   -------------
                                                             Common Stock

                                                              Underlying
Name and Principal Position     Year   Salary      Bonus       Options
------------------------------  ----   ------      -----     ------------
Timothy P. Peters (1)           1998  $225,000   $       0    212,500
   Chairman of the Board and    1997   225,000     132,656     12,500
   Chief Executive Officer      1996   200,580      27,323     75,000

John J. Reed (2)                1998  $210,000   $   2,363     70,000
   President                    1997   210,000      44,012     38,000
                                1996   189,330      21,210     70,000

W. Scott Bedford (3)            1998  $210,000   $   1,181    110,000
   Chief Financial Officer      1997   210,000     107,120     10,000
   and Treasurer                1996   189,330      23,607     70,000

Daniel D. Maitland (4)          1998  $170,000   $   3,974    100,000
   Executive Vice President     1997   170,000     105,002      5,000
                                1996        --          --     60,000  (5)

W. Thomas Oliver (6)            1998  $250,000   $   1,910     60,000
   Executive Vice President     1997   250,000      37,856     25,000
                                1996   140,224      12,375    225,000

_________________

(12) Mr. Peters entered into a Separation Agreement with us on March 29, 1999 pursuant to which he resigned as an officer and a director and agreed to be retained as a consultant through December 31, 1999.

(13) Mr. Reed entered into a Separation Agreement with us on March 29, 1999 pursuant to which he resigned as an officer and a director and agreed to be retained as a consultant through December 31, 1999.

(14) Mr. Bedford resigned effective January 6, 1999.

(15) Mr. Maitland resigned effective June 9, 1999. Mr. Maitland was appointed Executive Vice President in September 1997. Mr. Maitland became President of our telephone division in January 1997. During 1996, Mr. Maitland served as our consultant, for which he was paid $88,125 in compensation.

(16) Mr. Maitland was awarded these options in November 1996 in connection with his acceptance of full-time employment with us.

(17) Mr. Oliver was appointed Executive Vice President in September 1997. Mr. Oliver became President of our interactive television division in June 1996.

Option Grants in Last Fiscal Year

     The following table sets forth information with respect to all options granted during our 1998 fiscal year to each of our named executive officers.


                                                                                        Potential Realizable
                                       Percent of                                        Value at Assumed
                                         Total                                            Annual Rates of
                         Number of      Options                                             Stock Price
                          Shares       Granted to                                        Appreciation for
                        Underlying     Employees     Exercise                             Option Term (2)
                          Option        in 1998       Price        Expiration      ---------------------------
Name                      Granted      Fiscal Year  Per Share (1)     Date             5%                10%
--------------------    -----------    -----------  ------------  ----------      ---------         ---------
Timothy P. Peters          12,500          1.2%       $9.30         01/01/08          60,689           165,495
                          200,000         18.7%       $8.69         01/02/08       1,093,519         2,770,424

John J. Reed               10,000          0.9%       $9.30         01/01/08          48,551           132,396
                           60,000          5.6%       $8.69         01/02/08         328,056           831,127



W. Scott Bedford           10,000          0.9%       $9.30         01/01/08          48,551           132,396
                          100,000          9.4%       $8.69         01/02/08         546,759         1,385,212

Daniel D. Maitland        100,000          9.4%       $8.69         01/02/08         546,759         1,385,212

W. Thomas Oliver           60,000          5.6%       $8.69         01/02/08         328,056           831,127

(1) All options were granted at or above fair market value on the date of grant.

(2) The assumed 5% and 10% rates of stock price appreciation are specified by the proxy rules and do not reflect expected appreciation. The amount shown represents the assumed value of the stock options (less exercise price) at the end of the ten-year period beginning on the date of grant and ending on the option expiration date. For a ten-year period beginning January 2, 1998, based on the closing price on The Nasdaq National Market System of the common stock of $8.69 on such date, a share of the common stock would have a value on January 2, 2008 of approximately $14.16 at an assumed appreciation rate of 5% and approximately $22.54 at an assumed appreciation rate of 10%.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     The following table sets forth for each of our named executive officers information concerning exercised and unexercised options.

                                                         Number of Shares
                                                      Underlying Unexercised     Value of Unexercised
                       Number of                           Options at            In-the-Money Options
                        Shares                          December 31, 1998       at December 31, 1998 ($)
                       Acquired          Value     --------------------------  --------------------------
Name                  on Exercise     Realized ($) Exercisable  Unexercisable  Exercisable  Unexercisable
--------------------  -----------     ------------ ---------  -------------  -----------  -------------
Timothy P. Peters             ---          ---        69,403        240,167   $  664,769     $2,276,469
John J. Reed                  ---          ---        56,447        127,666      549,037      1,211,834
W. Scott Bedford              ---          ---        41,447        157,666      397,467      1,493,099
Daniel D. Maitland            ---          ---        70,999         94,001      678,526        877,119
W. Thomas Oliver              ---          ---       190,000        120,000    1,520,408        989,123

Employment Contracts

     We have entered into an employment agreement with Stephen W. Palley dated March 29, 1999 pursuant to which Mr. Palley is employed for three years as Chief Executive Officer at a base salary of $200,000 per year plus a bonus, the timing and amount of such bonus to be determined in the discretion of the board. In addition, Mr. Palley is entitled to benefits generally available to our other senior management employees. At the time Mr. Palley entered into his employment agreement, we granted him a stock option to purchase 500,000 shares, vesting in equal amounts (125,000 per year) on March 29, 1999, 2000, 2001 and 2002. If we terminate Mr. Palley's employment, other than for cause, death or disability, or if Mr. Palley resigns within a 60-day period beginning six months after a "change of control" (as defined in the agreement), we have agreed to continue making monthly base salary payments for the remainder of the agreement's term or until Mr. Palley obtains other employment, whichever comes first, and to continue to provide insurance coverage until Mr. Palley obtains other employment.

     Our subsidiary, IT Network, Inc., has entered into a two-year employment agreement with Howard Gross dated as of June 17, 1999 pursuant to which Mr. Gross is employed as President and Chief Operating Officer of IT Network at a base salary of $180,000 per year plus a bonus, the timing and amount of such bonus to be determined in the discretion of the board of directors. In addition, Mr. Gross is entitled to benefits generally available to other senior management employees of IT Network. At the time Mr. Gross entered into his employment agreement, we granted him a stock option to purchase 125,000 shares, vesting over four years. If IT Network terminates Mr. Gross's employment, other than for cause, death or disability, IT Network has agreed to continue making monthly base salary payments and to continue to provide insurance coverage for the remainder of the agreement's term or until Mr. Gross obtains other employment, whichever comes first.

Report of Compensation Committee on Executive Compensation

To the Stockholders of Source Media, Inc.:

     The Compensation Committee establishes the level of compensation of the executive officers of Source, and administers Source's stock option plans. The Compensation Committee held one meeting during 1998.

     General

     The goal of Source's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time motivating and retaining key employees. To achieve this goal, Source's executive compensation policy integrates competitive levels of annual base compensation with bonuses based upon corporate performance and individual goals and initiatives. This annual cash compensation, together with the payment of equity-based incentive compensation, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of Source. All executive officers and managers participate in Source's incentive compensation plans.

     In establishing executive compensation, the Compensation Committee neither bases its decisions entirely on quantitative relative weights of various factors, nor does it follow a mathematical formula. Rather, the Compensation Committee exercises discretion and makes judgments after considering all factors that it considers relevant, including industry compensation information, individual performance, level of responsibility, and the achievement of certain objective targets relating to Source's operating and financial performance. In making its decisions about 1998 compensation, the Compensation Committee also considered a comparative study prepared for Source by Coopers & Lybrand LLP in 1996. Coopers & Lybrand provided data extrapolated from its survey of executive compensation at approximately 27 telecommunications and 11 cable companies. Companies chosen for comparison purposes in the compensation survey did not include all the companies in the peer group indices in the performance graphs included in this proxy statement. The Compensation Committee believes that the pool of executive talent for Source comes from a broader group of companies than those comprising the peer groups established for comparing stockholder returns.

     Cash Compensation

     Base Salary. The base salaries of executive officers of Source are reviewed periodically by the Compensation Committee. Salaries are based generally on consideration of factors such as Source's performance and financial condition, competitive conditions, general economic conditions and cost of living increases. The Compensation Committee's evaluation of these factors is subjective, with no particular weight being assigned to any one factor. In March 1996, the Compensation Committee adjusted base salaries for each of the executive officers on an individual basis. Effective April 1, 1996, the base salary of Mr. Peters, former chief executive officer of Source, was increased to $225,000 per year, and the salaries of Source's other executive officers were increased by an average of 60%. These compensation adjustments were made to align the cash compensation of Source's executive officers more closely with executive officers in other companies in the Coopers & Lybrand study. Base salaries for each of the executive officers, including the chief executive officer, were not adjusted during 1997 and 1998.

     Bonuses. Bonuses to executive officers are determined in the discretion of the Compensation Committee based on a variety of factors. Some of the factors considered by the Committee include our overall financial performance, the individual performance of the executive officer and the anticipated contribution of an officer's services to the long-term benefit and growth of our company.

     Stock Options

     The executive officers are also granted stock options under Source's stock option plans. The timing of such grants is determined by the Compensation Committee based upon market conditions affecting the price of Source's common stock and other factors. The size of the overall option pool to be awarded in any year is determined by the Compensation Committee based on such factors as company performance and the dilutive impact of such grants. Grants to individual executive officers are based on the Compensation Committee's evaluation of their performance and their contribution to the long-term performance of Source. The Compensation Committee's evaluation of these factors is subjective with no particular weight being assigned to any one factor. In January 1999, a total of 284,168 shares of common stock were awarded to Mr. Peters and other executive officers, vesting over a three-year period. In addition, options for the purchase of 500,000 shares were awarded to Stephen Palley, Source's new Chief Executive Officer, vesting over a three-year period. There are not enough shares remaining under Source's option plan to cover all of Source's most recent option grants. Source will seek the approval of its stockholders at the 1999 annual meeting of an amendment to the 1995 Performance Equity Plan that would, among other things, increase the number of shares authorized for issuance under such plan to an amount sufficient to allow such options. As a result, the grant of such options are, in effect, subject to stockholder approval.

                                         COMPENSATION COMMITTEE

                                         James L. Greenwald
                                         Michael J. Marocco
                                         Stephen W. Palley

Comparison of Stock Price Performance

     On June 23, 1995, SMI Holdings, Inc., a Texas corporation, merged into our wholly-owned subsidiary which at that time was named HB Communications Acquisition Corp. ("HBAC"). HBAC was formed as a Delaware corporation in January 1993 for the purpose of acquiring a company in the communications industry. In connection with the merger, HBAC changed its name to Source Media, Inc. Because HBAC was engaged in an activity substantially different from the activities of Source Media, Inc., two stock price performance comparisons follow. In addition, in December 1995, in connection with its public offering of common stock, the common stock was included in The Nasdaq National Market System.

     Post-Merger Performance Graph

     The following graph and table compare the cumulative total return of our common stock (listed in the graph and table under the symbol "SRCM") with the cumulative total return of (i) the Total Return Index for The Nasdaq Stock Market ("Nasdaq Index") and (ii) the Total Return Index for The Nasdaq Telecommunication Stocks ("Telecom Index"). The graph and table assume that $100 was invested on June 23, 1995 (the date of the merger) in each of our common stock, the Nasdaq Index and the Telecom Index, and that dividends were reinvested. The stockholder return shown is not necessarily indicative of future stock performance.

                              [GRAPH TO BE ADDED]


                 6/30/93      12/31/95      6/30/94 12/31/97  12/31/98
                 -------      --------      ------- --------  --------
SRCM             100.00         86.90        65.48    83.33    172.01
Telecom Index    100.00        115.74       118.35   175.25    286.19
Nasdaq Index     100.00        112.74       138.64   170.09    239.10


     Pre-Merger Performance Graph

     The following graph and table compare the cumulative total return of HBAC's common stock (listed in the graph and table under the symbol "HBAC") with the cumulative total return of (i) the Standard & Poor's Midcap 400 Index ("S&P Index") and (ii) an industry peer group index consisting of four publicly held Special Purpose Acquisition Corporation's (SPAC(sm)) ("SPAC Index"). The graph and table assume that $100 was invested on June 30, 1993 (the day HBAC's common stock was first traded on the OTC Bulletin Board) in each of HBAC common stock, the S&P Index and the SPAC Index, and that dividends were reinvested, through June 23, 1995, the date of the merger.



                              [GRAPH TO BE ADDED]

                 12/31/93     12/31/94     6/30/94  6/31/94   6/23/95
                 --------     --------     -------  -------   -------

HBAC              100.00       100.00       96.05    100.00   110.53
SPAC Index        100.00        96.80       95.60     98.20    98.00
S&P Index         100.00       106.76       97.98    100.85   118.74

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee of the board of directors are currently James L. Greenwald, Michael J. Marocco and Stephen W. Palley. Mr. Greenwald became a member of the Compensation Committee on May 21, 1997. Mr. Marocco joined the Compensation Committee on July 28, 1998 and Mr. Palley joined the Compensation Committee on June 7, 1999. Neither Mr. Greenwald nor Mr. Marocco is or has been our officer, nor has either of them been involved in related transactions with us.


                              CERTAIN TRANSACTIONS

     In June 1993, John Reed, our then President and a director, exercised an option he had received in 1989 to purchase an aggregate of 70,546 shares of common stock at an aggregate price of $50,000, or approximately $0.71 per share. Mr. Reed paid for the shares by delivering to us a nonrecourse promissory note in the original principal amount of $50,000, bearing interest at a rate of 10% per annum with all principal and interest payable in May 1995. This note was cancelled and replaced by a similar note dated December 1, 1993 in the principal amount of $52,083, and the shares of common stock were reissued as of such date. As of May 1995, the repayment date was extended to May 31, 1997. Effective May 15, 1997, the repayment date was extended to May 31, 1999. On February 20, 1998, the note was amended to prohibit prepayment and to prevent further extensions. On May 31, 1999 the aggregate principal and accrued interest outstanding of $79,595 was paid in full.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our directors, officers and persons who beneficially own more than 10% of our common stock, to file reports of ownership of, and transactions in, our securities with the SEC. Such directors, officers and greater than 10% stockholders are also required to furnish us with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons that no such forms were required for those persons, we believe that during the fiscal year ended December 31, 1998, all directors, officers and greater than 10% beneficial owners were in compliance with all applicable Section 16(a) filing requirements.


                             STOCKHOLDER PROPOSALS

     Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC. In order for stockholder proposals to be eligible for inclusion in our proxy materials for the 2000 annual meeting of stockholders, they must be received by our Secretary at our offices in Dallas, Texas, not later than ________, 2000.

                                 OTHER MATTERS

     Our board of directors does not know of any other matter that may be brought before the annual meeting but, in the event that any other matter should come before the meeting, or any nominee should not be available for election, the persons named as proxy will have authority to vote all proxies not marked to the contrary in their discretion as they deem advisable.

                            ACCOMPANYING INFORMATION

     Accompanying this proxy statement is a copy of our annual report on Form 10-K for the fiscal year ended December 31, 1998. Such annual report includes our audited financial statements for the three fiscal years ended December 31, 1998. Additional copies of this annual report and a copy of the exhibits to such report will be furnished without charge to any stockholder upon written request to us at 5400 LBJ Freeway, Suite 680, Dallas, TX 75240, attention: Secretary.

     Accompanying this proxy statement is a copy of our quarterly report on Form 10-Q for the six months ended June 30, 1999. Such quarterly report contains our unaudited financial statements for the dates and periods covered thereby and is incorporated by reference.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                 INTERACTIVE TV

Consolidated Financial Statements of Interactive TV (unaudited)................... F-2

Consolidated Balance Sheets as of December 31, 1997 and 1998
and June 30, 1999 (unaudited)..................................................... F-3

Consolidated Statements of Operations for the Years Ended December 31,
1996, 1997 and 1998 and the Six Months Ended June 30, 1998 and 1999 (unaudited)... F-4

Consolidated Statement of Cash Flows for the Years Ended December 31,
1996, 1997 and 1998 and the Six Months Ended June 30, 1998 and 1999 (unaudited)... F-5

Statement of Divisional Intercompany for the Years Ended December 31,
1996, 1997 and 1998 and the Six Months Ended June 30, 1999 (unaudited)............ F-6

Notes to Consolidated Financial Statements (unaudited)............................ F-7

              Consolidated Financial Statements of Interactive TV
                 (Amounts in Thousands, Except Per Share Data)
                                  (Unaudited)

     The following unaudited consolidated financial statements for Interactive TV (a segment of Source Media, Inc.) at December 31, 1996, 1997, 1998 and June 30, 1999 and for each of the years in the three-year period ended December 31, 1998 and the six months ended June 30, 1998 and 1999 have been prepared by management. In the opinion of management, all adjustments consisting only of normal recurring adjustments, necessary for a fair presentation of the financial position and results of operations, have been included in such unaudited consolidated financial statements. The consolidated financial statements of Interactive TV should be read in conjunction with our consolidated financial statements, together with the Notes to Consolidated Financial Statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations", included in our annual report on Form 10-K for the fiscal year ended December 31, 1998 and our quarterly report on Form 10-Q for the six months ended June 30, 1999.

Interactive TV
(A Segment of Source Media, Inc.)
Consolidated Balance Sheets
Unaudited

                                                        ------December 31,------       June 30,
ASSETS                                                    1997            1998           1999
                                                          ----            ----           ----
Current Assets:
   Prepaid expenses and other current assets               206             308           157
                                                       --------        --------       --------
Total current assets                                       206             308           157

Property and equipment:
   Computer equipment                                      789             969           957
   Other equipment                                         817             953         1,425
   Furniture and fixtures                                  346             347           347
                                                       --------        --------       --------
                                                         1,952           2,269         2,729

Accumulated depreciation                                   298             983         1,333
                                                       --------        --------       --------
Net property and equipment                               1,654           1,286         1,396

Intangible assets:
   Patents                                              14,945          14,945        14,945
   Goodwill                                              3,010           3,010         3,010
                                                       --------        --------       --------
                                                        17,955          17,955        17,955

Accumulated amortization                                 8,866          11,148        12,295
                                                       --------        --------       --------
Net intangible assets                                    9,089           6,807         5,660
                                                       --------        --------       --------
Total assets                                            10,949           8,401         7,213
                                                       ========        ========       ========

LIABILITIES

Current Liabilities:
   Trade accounts payable                                  818             836           205
   Accrued payroll                                          45             139           258
   Other accrued liabilities                               711             465           434
                                                       --------        --------       --------
Total current liabilities                                1,574           1,440           897
Long-term debt                                              22               2             -
Minority interests in consolidated subsidiaries          3,840           3,840         3,840
Divisional intercompany                                  5,513           3,119         2,476
                                                       --------        --------       --------
Total liabilities and divisional intercompany           10,949           8,401         7,213
                                                       ========        ========       ========



See accompanying notes.


Interactive TV
(A Segment of Source Media, Inc.)
Consolidated Statements of Operations
Unaudited

                                                                                                Six Months         Six Months
                                                           --Year Ended December 31,--             Ended              Ended
                                                      1996             1997          1998      June 30, 1998     June 30, 1999
                                                      ----             ----          ----      -------------     -------------
Monetary revenues                                         1,033              305           107            87               42

Monetary cost of sales                                      148            4,325         1,145           740              519
                                                        --------         --------      --------      --------         --------
Gross profit                                                885           (4,020)       (1,038)         (653)            (477)


Selling, general and administrative expenses              3,872            8,878         6,535         3,473            4,368
Corporate overhead allocation                             1,320            1,777         2,295           925            1,836
Amortization of intangible assets                         1,031            3,297         2,285         1,140            1,144
Research and development expenses                         6,331            3,680         3,410         1,448            1,519
                                                        --------         --------      --------      --------         --------
                                                         12,554           17,632        14,525         6,986            8,867

                                                        --------         --------      --------      --------         --------
Operating loss                                          (11,669)         (21,652)      (15,563)       (7,639)          (9,344)

Interest expense                                            307            2,617         4,881         2,439            2,440
Interest (income)                                          (394)            (369)         (966)         (571)            (268)
Other (income)                                              (18)             (25)          (14)          (20)              (1)
Minority interest in earnings (losses) of
   consolidated subsidiaries                                 23               (5)         -             -                -
                                                        --------         --------      --------      --------         --------
Net loss before extraordinary item                      (11,587)         (23,870)      (19,464)       (9,488)         (11,515)

Extraordinary loss - Early extinguishment of debt          -               1,728          -             -                -
                                                        --------         --------      --------      --------         --------
Net loss                                                (11,587)         (25,598)      (19,464)       (9,488)         (11,515)

Preferred stock dividends                                  -                 208         1,140           602              543
                                                        --------         --------      --------      --------         --------
Net loss attributable to common stockholders            (11,587)         (25,806)      (20,604)      (10,089)         (12,058)
                                                        ========         ========      ========      ========         ========

See accompanying notes.

Interactive TV
(A Segment of Source Media, Inc.)
Consolidated Statement of Cash Flows
Unaudited



                                                                                                        Six Months     Six Months
                                                                                                          Ended          Ended
                                                                 ----Year Ended December 31,----         June 30,       June 30,
                                                                 1996         1997         1998            1998          1999
OPERATING ACTIVITIES
Net loss                                                       (11,587)      (25,598)     (19,464)        (9,488)       (11,515)
Adjustments to reconcile net loss to net cash used in
   Operating activities:
          Depreciation                                             121         1,122          685            378            350
          Amortization of intangible assets                      1,031         3,297        2,285          1,136          1,143
          Write-off of analog set-top boxes                          -         1,999            -              -              -
          Minority interest in subsidiary                           47           174            -              -              -
Changes in operating assets and liabilities:
          Prepaid expenses and other current assets
          Trade accounts payable and accrued liabilities           242          (144)        (102)           (97)           151
          Other                                                   (348)           80         (134)          (505)          (543)
                                                                     2             8           (3)             3              4
                                                               --------      --------     --------       --------       --------
Net cash used in operating activities                          (10,492)      (19,062)     (16,733)        (8,573)       (10,410)


INVESTING ACTIVITIES
          Capital expenditures                                  (2,015)       (2,372)        (317)          (152)          (460)
          Interactive Channel Technologies acquisition costs         -       (10,701)           -              -              -
          Other                                                   (646)                         -              -              -
                                                               --------      --------     --------       --------       --------
Net cash used in investing activities                           (2,661)      (13,073)        (317)          (152)          (460)


FINANCING ACTIVITIES
          Net proceeds received from affiliates                 13,164        32,159       17,070          8,735         10,872
          Payments on capital leases                               (11)          (24)         (20)           (10)            (2)
                                                               --------      --------     --------       --------       --------
Net cash provided by financing activities                       13,153        32,135       17,050          8,725         10,870

Net increase (decrease) in cash and cash equivalents               -             -            -              -              -
Cash and cash equivalents at beginning of period                   -             -            -              -              -
                                                               --------      --------     --------       --------       --------
Cash and cash equivalents at end of period                         -             -            -              -              -
                                                               ========      ========     ========       ========       ========


See accompanying notes.

Interactive Channel
(A Segment of Source Media, Inc.)
Statement of Divisional Intercompany
Unaudited

                                                             Divisional Intercompany
                                                                 (In thousands)
                                                                 --------------
Balance at December 31, 1995                                       ($2,625)

   Net Loss                                                        (11,587)

   Cash transfers from Corporate, net                               13,164

                                                                 -----------
Balance at December 31, 1996                                        (1,048)

   Net Loss                                                        (25,598)

   Cash transfers from Corporate, net                               32,159

                                                                 -----------
Balance at December 31, 1997                                         5,513

   Net Loss                                                        (19,464)

   Cash transfers from Corporate, net                               17,070

                                                                 -----------
Balance at December 31, 1998                                         3,119

   Net Loss                                                        (11,515)

   Cash transfers from Corporate, net                               10,872

                                                                 -----------
Balance at June 30, 1999                                             2,476
                                                                 ===========


See accompanying notes.

Interactive TV
(A Segment of Source Media, Inc.)
Notes to Consolidated Financial Statements
(Unaudited)

June 30, 1999

1.   Organization

     The Interactive TV business consists of the combined efforts of the Interactive Channel, Inc. ("Interactive Channel") and Interactive Channel Technologies Inc. ("ICTI") subsidiaries. Interactive TV has designed and is developing proprietary software and interactive programming services that can enable digital, two-way television systems equipped with digital (or advanced analog) set-top boxes to deliver two-way, interactive programming with the touch of a set-top remote or the use of a wireless keyboard.

2.   Basis of Presentation

     The consolidated financial statements include the accounts of Interactive Channel and ICTI, both subsidiaries of Source Media, Inc. prepared in accordance with generally accepted accounting principles, and in the opinion of management, all adjustments considered necessary for a fair presentation have been included.

3. Certain corporate expenses such as legal expense, accounting fees and variable stock based compensation expense are specifically identifiable as Interactive TV expenses and are included in the Selling, general and administrative expenses ("SG&A") of Interactive TV. Remaining corporate overhead expenses other than interest expense are allocated 50% to Interactive TV based on management's best estimate of time and dollars spent on divisional matters. Interest expense is allocated based on actual use of loan proceeds by segments with the remainder allocated based on actual expenses by segment. In the opinion of management, the method of allocation of corporate overhead charges and interest expense is reasonable.

     Management believes that the accompanying financial statements include all the necessary costs of conducting business. However, such costs are not necessarily indicative of, and it is not practicable for management to estimate, the nature and level of costs which might have been incurred had Interactive TV operated as a stand alone company.

4.   Use of Estimates

     The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


5.   Property and Equipment

     Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Computer equipment is depreciated over a three-year period. Production and other equipment are depreciated over a five-year period. Furniture and fixtures are depreciated over a seven-year period.

     We continually evaluate the propriety of the carrying value of property and equipment to determine whether current events and circumstances warrant adjustment to the carrying value of the assets. As a result of this periodic evaluation and in light of our decision to discontinue our analog set-top box strategy in favor of a digital set-top box strategy, in 1997, we recorded a write-down of the remaining net book value of our analog set-top boxes in the amount of $2.0 million which was charged to monetary cost of sales.

6.   Intangible Assets

     Intangible assets are amortized using the straight-line method over the following estimated useful lives: patents - five years and goodwill - five years.

     The carrying value of intangible assets is reviewed for impairment whenever events or changes in circumstances indicate that there may be an impairment. If the review indicates that any of the intangibles will not be recoverable, as determined by an analysis of undiscounted cash flows, the intangible asset will be reduced to its estimated fair value.

7.   Translation of Foreign Currencies

     The financial positions and results of operations of ICTI and related Canadian subsidiaries are measured using local currency (Canadian dollar) as the functional currency. Assets and liabilities of these subsidiaries are translated at the exchange rate in effect at each balance sheet date. Statement of operations accounts are translated at the average rate of exchange prevailing during the year. Translation adjustments and foreign currency gains and losses have not been significant and accordingly, have not been separately presented.

8.  Stock Based Compensation

     We have granted stock options to employees in excess of shares authorized by the shareholders at the date of grant. The portion of unauthorized options are treated as a variable compensation plan through the date the shares are authorized by shareholders. We recognize stock compensation expense over the vesting period of the related options. Total non-cash stock based compensation for the year ended December 31, 1998 and the six months ended June 30, 1999 amounted to $0.7 million and $0.1 million, respectively, and is included in SG&A.


9.   Leases

     We lease office space and various office equipment under operating leases. Rent expense was $0.1 million, $0.4 million, $0.4 million and $0.6 million for the years ended December 31, 1996, 1997, 1998, and the six months ended June 30, 1999 respectively.

     At December 31, 1998, aggregate amounts of future minimum payments under lease commitments are as follows:


                                                      Operating Leases
                                                       (In thousands)
                                                       --------------
                                 1999                          $273
                                 2000                           273
                                 2001                           205
                                 2002                             -
                                 2003                             -
                                                               ----
       Total future minimum lease payments                     $751
                                                               ====


10.  Reconciliation to Form 10-K Loss and Pro Forma Adjustments.

The net loss for Interactive TV differs from the operating loss of the Interactive TV segment as presented in Note 14 of the Notes to Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended December 31, 1998 and Note 9 in our quarterly report on Form 10-Q for the six months ended June 30, 1999.

The reconciling items between the net loss and operating loss areas follows:

                                                                                             Six             Six
                                                                                            Months          Months
                                                        Year Ended December 31,             Ended            Ended
                                                     1996      1997           1998       June 30, 1998   June 30, 1999
                                                     ----      ----           ----       -------------   -------------
(In thousands)
    Interactive TV net loss attributable to
        common stockholders                       $(11,587)  $(25,806)       $(20,604)       $(10,089)       $(12,058)
    Net interest expense (income)                      (87)     2,456           5,055           2,470           2,716
    Allocated corporate charges                         38        155           1,949             746           2,053
    Allocated corporate overhead charges             1,320      3,325           2,289             925           1,836
    Other income (expense)                               5        (22)            (14)            (20)             (2)
                                                  --------   --------        --------        --------        --------
    Operating loss per respective 10-K or 10-Q    $(10,311)  $(19,892)       $(11,325)       $ (5,968)       $ (5,455)
                                                  ========   ========        ========        ========        ========

Net loss for Interactive TV differs from the net amount of the pro forma adjustments in the pro forma financial information.
The reconciling items are as follows:

                                                                                                Six
                                                                                               Months
                                                          Year  Ended December 31,             Ended
                                                       1996       1997         1998         June 30, 1999
                                                       ----       ----         ----         -------------
        (In thousands)
         Interactive TV loss attributable to         $(11,587)  $(25,806)   $(20,604)         $(12,058)
               common stockholders
         Equity interest in losses of
              joint venture                             5,175      9,938       6,634             3,754
         Corporate overhead charges
            not included in pro forma adjustments       1,320      1,777       2,295             1,835
         Amortization of intangible asset               1,380      1,380       1,380               690
         Corporate interest expense allocation            (87)     2,458       5,055             2,716
                                                     --------   --------    --------          --------
         Net pro forma adjustments                   $ (3,799)  $(10,253)   $ (5,240)         $ (3,063)
                                                     ========   ========    ========          ========

              INDEX TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               SOURCE MEDIA, INC.



Pro Forma Consolidated Financial Data...................................... P-2

Pro Forma Consolidated Balance Sheet as of June 30, 1999 (unaudited)....... P-3

Pro Forma Consolidated Statements of Operations for the Six Months Ended
June 30, 1999 (unaudited).................................................. P-5

Pro Forma Consolidated Statements of Operations for the Year Ended
December 31, 1998 (unaudited).............................................. P-6

Pro Forma Consolidated Statements of Operations for the Year Ended
December 31, 1997 (unaudited).............................................. P-7

Pro Forma Consolidated Statements of Operations for the Year Ended
December 31, 1996 (unaudited).............................................. P-8

Footnotes to Unaudited Pro Forma Consolidated Balance Sheet and
Footnotes to Unaudited Pro Forma Consolidated Statements of Operations..... P-9

                            Pro Forma Financial Data

     The following unaudited pro forma consolidated statements of operations for the three fiscal years ended December 31, 1998 and the six months ended June 30, 1999 reflect our historical accounts for those periods, adjusted to give pro forma effect to the proposed transaction with Insight as if the transaction had occurred as of January 1, 1996.

     The following unaudited pro forma consolidated balance sheet as of June 30, 1999 reflects our historical accounts as of that date adjusted to give pro forma effect to the proposed transaction with Insight as if the transaction had occurred as of June 30, 1999.

     The pro forma financial data and accompanying notes should be read in conjunction with the description of the proposed transaction with Insight contained in this proxy statement and the Consolidated Financial Statements and related notes included in our 1998 Annual Report on Form 10-K and the Form 10-Q for the six months ended June 30, 1999 previously filed with the Commission.We believe that the assumptions used in the following statements provide a reasonable basis on which to present the pro forma financial data. The pro forma financial data is provided for informational purposes only and should not be construed to be indicative of our financial condition or results of operations had the proposed transaction with Insight been consummated on the dates assumed and are not intended to project our financial condition on any future date or results of operations for any future period.


Source Media, Inc.
Pro Forma Consolidated Balance Sheets
Unaudited


                                                                                            As of June 30, 1999
                                                                                                 Pro Forma
                                                                         Historical            Adjustments             Pro Forma
                                                                         ----------            -----------             ---------
ASSETS
Current Assets:
   Cash and cash equivalents                                                7,939                 12,000  (2)            19,939
   Restricted investments                                                   5,961                   -                     5,961
   Trade accounts receivable, less allowance
      for doubtful accounts of $647                                         2,716                   -                     2,716
   Deferred expenses                                                          439                   -                       439
   Prepaid expenses and other current assets                                  955                   -                       955
                                                                       -----------            -----------            -----------
Total current assets                                                       18,010                 12,000                 30,010

Property and equipment:
   Production equipment                                                     6,719                 (1,634) (1)             5,085
   Computer equipment                                                       3,484                   -                     3,484
   Other equipment                                                          1,062                   -                     1,062
   Furniture and fixtures                                                     656                   -                       656
                                                                       -----------            -----------            -----------
                                                                           11,921                 (1,634)                10,287


Accumulated depreciation                                                    8,095                 (1,200) (1)             6,895
                                                                       -----------            -----------            -----------
Net property and equipment                                                  3,826                   (434)                 3,392

Intangible assets:
   Patents                                                                 14,945                (14,945) (1)              -
   Goodwill                                                                 6,698                  3,890  (3)            10,588
   Contract rights                                                         11,933                   -                    11,933
                                                                       -----------            -----------            -----------
                                                                           33,576                (11,055)                22,521

Accumulated amortization                                                   17,030                (12,295) (1)             4,735
                                                                       -----------            -----------            -----------
Net intangible assets                                                      16,546                  1,240                 17,786

Investment in joint venture                                                  -                     6,094  (1)             6,094
Other noncurrent assets                                                     4,400                   -                     4,400

                                                                       -----------            -----------            -----------
Total assets                                                               42,782                 18,900                 61,682
                                                                       ===========            ===========            ===========
See accompanying Notes to Pro Forma Consolidated Balance Sheet.


Source Media, Inc.
Pro Forma Consolidated Balance Sheets
Unaudited



                                                                                       As of June 30, 1999
                                                                                            Pro Forma
LIABILITIES                                                          Historical            Adjustments              Pro Forma
                                                                     ----------            -----------              ---------
Current Liabilities:
   Trade accounts payable                                                   1,027               -                        1,027
   Accrued interest                                                         2,000               -                        2,000
   Accrued payroll                                                          1,359               -                        1,359
   Other accrued liabilities                                                3,777               -                        3,777
   Unearned income                                                          2,421               -                        2,421

                                                                        ----------         ----------               -----------
Total current liabilities                                                  10,584               -                       10,584

Long-term debt                                                            100,000               -                      100,000

Minority interests in consolidated subsidiaries                             3,840               -                        3,840
Note receivable and accrued interest from minority
   stockholder, net of discount of $32                                       (808)              -                         (808)

                                                                        ----------         ----------               -----------
                                                                            3,032               -                        3,032

Senior redeemable payment-in-kind (PIK) preferred
   stock, $25 liquidation preference, $.001 par value,
   net of discount
   Authorized shares - 1,712
   in 1997 and 1998, respectively                                          18,057               -                       18,057

Stockholders' equity (capital deficiency):
   Common stock, $.001 par value:
      authorized shares - 50,000 and
      13,748 shares issued                                                     14                  1  (2)                   15
   Less treasury stock, at cost - 275 shares                               (2,716)               -                       (2,716)
   Capital in excess of par value                                          84,114             18,899  (2)(3)           103,013
   Accumulated deficit                                                   (170,303)              -                     (170,303)

                                                                        ----------         ----------               -----------
Total stockholders' equity (capital deficiency)                           (88,891)            18,900                   (69,991)

                                                                        ----------         ----------               -----------
Total liabilities and stockholders' equity (capital deficiency)            42,782             18,900                    61,682
                                                                        ==========         ==========               ===========

See accompanying Notes to Pro Forma Consolidated Balance Sheet.

Source Media, Inc.
Pro Forma Consolidated Statements of Operations
Unaudited


                                                                              As of June 30, 1999
                                                                                   Pro Forma
                                                          Historical              Adjustments              Pro Forma
                                                          ----------              -----------              ---------
Monetary revenues                                            9,349                     (42) (1)             9,307
Nonmonetary revenues                                           882                    -                       882
                                                          ---------              -----------           -----------
   Total revenues                                           10,231                     (42)                10,189


Monetary cost of sales                                       6,741                    (519) (1)             6,222
Nonmonetary cost of sales                                      882                    -                       882
                                                          ---------              -----------           -----------
   Total cost of sales                                       7,623                    (519)                 7,104

                                                          ---------              -----------           -----------
Gross profit                                                 2,608                     477                  3,085

Selling, general and administrative expenses                14,101                  (4,368) (1)             9,733
Amortization of intangible assets                            2,473                    (454) (1)(3)          2,019
Research and development expenses                            1,519                  (1,519) (1)              -
                                                          ---------              -----------           -----------
                                                            18,093                  (6,341)                11,752

                                                          ---------              -----------           -----------
Operating loss                                             (15,485)                  6,818                 (8,667)

Interest expense                                             6,413                    -                     6,413
Interest income                                               (536)                   -                      (536)
Other (income) expense                                          (2)                      1  (1)                (1)
Equity interest in losses of the joint venture                -                      3,754  (2)             3,754

                                                          ---------              -----------           -----------
Net loss                                                   (21,360)                  3,063                (18,297)

Preferred stock dividends                                    1,429                    -                     1,429

                                                          ---------              -----------           -----------
Net loss attributable to common stockholders               (22,789)                  3,063                (19,726)
                                                          =========              ===========           ===========

Basic and dilutive net loss per common share                 (1.74)                   n/a                   (1.42)
                                                          =========              ===========           ===========
                                                          ---------              -----------           -----------
Weighted average common shares outstanding                  13,093                     842  (4)            13,935
                                                          =========              ===========           ===========


See accompanying Notes to Pro Forma Consolidated Income Statement.

Source Media, Inc.
Pro Forma Consolidated Statements of Operations
Unaudited





                                                                                    As of December 31, 1998
                                                                                           Pro Forma
                                                                 Historical                Adjustments             Pro Forma
                                                                 ----------                -----------             ---------
Monetary revenues                                                  24,351                     (107) (1)               24,244
Nonmonetary revenues                                                1,756                     -                        1,756
                                                                 ---------              -----------               -----------
   Total revenues                                                  26,107                     (107)                   26,000

Monetary cost of sales                                             12,674                   (1,145) (1)               11,529
Nonmonetary cost of sales                                           1,756                     -                        1,756
                                                                 ---------              -----------               -----------
   Total cost of sales                                             14,430                   (1,145)                   13,285

                                                                 ---------              -----------               -----------
Gross profit                                                       11,677                    1,038                    12,715


Selling, general and administrative expenses                       50,708                   (6,535) (1)               44,173
Amortization of intangible assets                                   6,320                     (905) (1)(3)             5,415
Research and development expenses                                   3,410                   (3,410) (1)                 -
                                                                 ---------              -----------               -----------
                                                                   60,438                  (10,850)                   49,588

                                                                 ---------              -----------               -----------
Operating loss                                                    (48,761)                  11,888                   (36,873)

Interest expense                                                   12,830                     -                       12,830
Interest income                                                    (1,933)                    -                       (1,933)
Other (income) expense                                                (27)                      14  (1)                  (13)
Equity interest in losses of the joint venture                       -                       6,634  (2)                6,634

                                                                 ---------              -----------               -----------
Net loss                                                          (59,631)                   5,240                   (54,391)

Preferred stock dividends                                           2,996                     -                        2,996

                                                                 ---------              -----------               -----------
Net loss attributable to common stockholders                      (62,627)                   5,240                   (57,387)
                                                                 =========              ===========               ===========

Basic and dilutive net loss per common share                        (5.21)                   n/a                       (4.46)
                                                                 =========              ===========               ===========
                                                                 ---------              -----------               -----------
Weighted average common shares outstanding                         12,012                      842  (4)               12,854
                                                                 =========              ===========               ===========

See accompanying Notes to Pro Forma Consolidated Income Statement.


Source Media, Inc.
Pro Forma Consolidated Statements of Operations
Unaudited


                                                                                 As of December 31, 1997
                                                                                        Pro Forma
                                                                 Historical            Adjustments                Pro Forma
                                                                 ----------            -----------                ---------
Monetary revenues                                                  12,387                    (305) (1)               12,082
Nonmonetary revenues                                                6,044                    -                        6,044
                                                                 ---------              -----------               -----------
   Total revenues                                                  18,431                    (305)                   18,126

Monetary cost of sales                                              8,611                  (4,325) (1)                4,286
Nonmonetary cost of sales                                           6,044                    -                        6,044
                                                                 ---------              -----------               -----------
   Total cost of sales                                             14,655                  (4,325)                   10,330

                                                                 ---------              -----------               -----------
Gross profit                                                        3,776                   4,020                     7,796

Selling, general and administrative expenses                       19,599                  (8,878) (1)               10,721
Amortization of intangible assets                                   4,987                  (1,917) (1)(3)             3,070
Research and development expenses                                   3,680                  (3,680) (1)                 -
                                                                 ---------              -----------               -----------
                                                                   28,266                 (14,475)                   13,791

                                                                 ---------              -----------               -----------
Operating loss                                                    (24,490)                 18,495                    (5,995)

Interest expense                                                    5,234                    -                        5,234
Interest income                                                      (737)                   -                         (737)
Other (income) expense                                                (53)                     27  (1)                  (26)
Equity interest in losses of the joint venture                       -                      9,938  (2)                9,938
Minority interest in earnings(losses) of
   consolidated subsidiaries                                           (9)                      5                        (6)
                                                                 ---------              -----------               -----------

Net loss before extraordinary item                                (28,925)                  8,525                   (20,398)

Extraordinary loss - early extinguishment of debt                   3,456                  (1,728)                    1,728

                                                                 ---------              -----------               -----------
Net loss                                                          (32,381)                 10,253                   (22,126)

Preferred stock dividends                                             416                    -                          416

                                                                 ---------              -----------               -----------
Net loss attributable to common stockholders                      (32,797)                 10,253                   (22,542)
                                                                 =========              ===========               ===========

   Basic and dilutive net loss per common share:
   Net loss attributable to common stockholders
        before extraordinary item                                   (2.59)                  n/a                       (1.71)
   Extraordinary item                                               (0.30)                  n/a                       (0.14)

                                                                 ---------              -----------               -----------
   Net Loss attributable to common stockholders                     (2.89)                  n/a                       (1.85)

                                                                 ---------              -----------               -----------
Weighted average common shares outstanding                         11,354                     842  (4)               12,196
                                                                 =========              ===========               ===========


See accompanying Notes to Pro Forma Consolidated Income Statement.

Source Media, Inc.
Pro Forma Consolidated Statements of Operations
Unaudited


                                                                                   As of December 31, 1996
                                                                                          Pro Forma
                                                                 Historical              Adjustments               Pro Forma
                                                                 ----------              -----------               ---------

Monetary revenues                                                   8,575                   (1,033) (1)                7,542
Nonmonetary revenues                                                9,944                     -                        9,944
                                                                 ---------              -----------               -----------
   Total revenues                                                  18,519                   (1,033)                   17,486

Monetary cost of sales                                              3,485                     (148) (1)                3,337
Nonmonetary cost of sales                                           9,944                     -                        9,944
                                                                 ---------              -----------               -----------
   Total cost of sales                                             13,429                     (148)                   13,281

                                                                 ---------              -----------               -----------
Gross profit                                                        5,090                     (885)                    4,205

Selling, general and administrative expenses                       11,747                   (3,872) (1)                7,875
Amortization of intangible assets                                   1,031                      349  (1)(3)             1,380
Research and development expenses                                   6,331                   (6,331) (1)                 -
                                                                 ---------              -----------               -----------
                                                                   19,109                   (9,854)                    9,255

                                                                 ---------              -----------               -----------
Operating loss                                                    (14,019)                   8,969                    (5,050)

Interest expense                                                      614                     -                          614
Interest income                                                      (788)                    -                         (788)
Other (income) expense                                                (36)                      18  (1)                  (18)
Equity interest in losses of the joint venture                       -                       5,175  (2)                5,175
Minority interest in earnings(losses) of
   consolidated subsidiaries                                           46                      (23) (1)                   23

                                                                 ---------              -----------               -----------
Net loss attributable to common stockholders                      (13,855)                   3,799                   (10,056)
                                                                 =========              ===========               ===========

   Basic and dilutive net loss per common share                     (1.39)                  n/a                        (0.93)
                                                                 =========              ===========               ===========
                                                                 ---------              -----------               -----------
Weighted average common shares outstanding                          9,935                      842  (4)               10,777
                                                                 =========              ===========               ===========



See accompanying Notes to Pro Forma Consolidated Income Statement.

          Footnotes to Unaudited Pro Forma Consolidated Balance Sheet
                           (In thousands of dollars)

(1) To reflect the elimination of assets and liabilities relating to and resulting from the operations of the Interactive TV business to be contributed in the proposed transaction with Insight.

(2) To reflect the net proceeds resulting from and related to the cash received upon closing the proposed transaction with Insight.

(3) To reflect the net effect of (a) the transfer of patents to Newco, and (b) the intangible asset created by the issuance of warrants (the valuation of which is based on the Black-Sholes model), upon closing of the proposed transaction with Insight.



     Footnotes to Unaudited Pro Forma Consolidated Statements of Operations
                           (In thousands of dollars)

(1) To reflect the elimination of net sales, cost of sales, SG&A and other income or expense of the Interactive TV segment.

(2)  To reflect our 50% interest in the operating losses of Newco.

(3) To reflect amortization of the intangible asset related to the issuance of warrants to purchase our common stock issued to Insight upon closing the proposed transaction with Insight.

(4) To reflect the issuance of additional shares of common stock upon closing of the proposed transaction with Insight.

                                                                       Exhibit A
                                                                       ---------


                               SOURCE MEDIA, INC.
                             1999 STOCK OPTION PLAN

1.   Purpose of the Plan.

     The purpose of the Source Media, Inc. 1999 Stock Option Plan (the "Plan") is to promote the interests of Source Media, Inc., a Delaware corporation (the "Company"), and its stockholders by strengthening the Company's ability to attract and retain competent employees, to make service on the Board of Directors of the Company (the "Board") more attractive to present and prospective non-employee directors of the Company and to provide a means to encourage stock ownership and proprietary interest in the Company by officers, non-employee directors and valued employees and other individuals upon whose judgment, initiative and efforts the financial success and growth of the Company largely depend. The Plan became effective on August 25, 1999, by resolution of the Board, subject to ratification of the Plan by a majority vote of the stockholders of the Company at its 1999 Annual Meeting of Stockholders.

2.   Stock Subject to the Plan.

     (a) The total number of shares of the authorized but unissued or treasury shares of Common Stock, $0.001 par value per share, of the Company ("Common Stock") for which options and stock appreciation rights ("SARs") may be granted under the Plan shall be 1,600,000 subject to adjustment as provided in subsection (d) below or in Section 14 hereof, which shares may be of any class of Common Stock; provided, however, that such number of shares may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of Common Stock are purchased by the Company and set aside for issue upon the exercise of options.

     (b) If an option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan; provided, however, that shares as to which an option has been surrendered in connection with the exercise of a related SAR will not again be available for subsequent option or SAR grants under the Plan.

     (c) Stock issuable upon exercise of an option or SAR granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board.

     (d) If an option granted under the Company's 1995 Performance Equity Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall be available for subsequent option or SAR grants under the Plan.

3.   Administration of the Plan.

     The Plan shall be administered by the Board. No member of the Board shall act upon any matter exclusively affecting an option or SAR granted or to be granted to himself or herself under the Plan. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board may, in its sole discretion, grant options to purchase shares of Common Stock, grant SARs and issue shares upon exercise of such options and SARs, as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option and SAR agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option and SAR agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or SAR agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board may, in its discretion, delegate its power, duties and responsibilities to a committee, consisting of two or more members of the Board, all of whom are "Non-Employee Directors" (as hereinafter defined). If a committee is so appointed, all references to the Board herein shall mean and relate to such committee, unless the context otherwise requires. For the purposes of the Plan, a director or member of such committee shall be deemed to be a "Non-Employee Director" only if such person qualified as a "Non-Employee Director" within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term is interpreted from time to time.

4.   Type of Options.

     Options granted pursuant to the Plan shall be authorized by action of the Board (or a committee designated by the Board) and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of
Section 422 of the Code shall be redesignated as non-qualified options automatically on the date of such failure to continue to meet the requirements of Section 422 of the Code without further action by the Board.

5.   Eligibility.

     Options designated as incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. SARs and options designated as non-qualified options may be granted to (i) officers and key employees of the Company or of any of its subsidiaries, or (ii) agents and directors of and consultants to the Company, whether or not otherwise employees of the Company.

     In determining the eligibility of an individual to be granted an option or SAR, as well as in determining the number of shares to be optioned to any individual, the Board shall take into account the recommendation of the Company's President, the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

6.   Restrictions on Incentive Stock Options.

     Incentive stock options (but not non-qualified options) granted under this Plan shall be subject to the following restrictions:

     (a) Limitation on Number of Shares. The aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted, determined as of the date the incentive stock options are granted, exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation, and any such options issued subsequently in the same calendar year, shall be treated as a non-qualified option pursuant to section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any parent or subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under this Plan and all such other plans.

     (b) Ten Percent (10%) Stockholder. If any employee to whom an incentive stock option is granted pursuant to the provisions of this Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

          (i) The option price per share subject to such incentive stock options shall be not less than 110% of the fair market value of the stock determined at the time such option was granted. In determining the fair market value under this clause (i), the provisions of Section 8 hereof shall apply.

          (ii) The incentive stock option shall have a term expiring not more than five (5) years from the date of the granting thereof.

7.   Option Agreement.

     Each option and SAR shall be evidenced by an agreement (the "Agreement") duly executed on behalf of the Company and by the grantee to whom such option or SAR is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. No option or SAR shall be granted within the meaning of the Plan and no purported grant of any option or SAR shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one option and SAR may be granted to an individual.

8.   Option Price.

     (a) The option price or prices of shares of Common Stock for options designated as non-qualified stock options shall be as determined by the Board.

     (b) Subject to the conditions set forth in Section 6(b) hereof, the option price or prices of shares of Common Stock for options designated as incentive stock options shall be at least the fair market value of such Common Stock at the time the option is granted as determined by the Board in accordance with clause (c) below.

     (c) If the Common Stock is then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Regulations Section 25.2512-2. If the Common Stock is not then listed on any such exchange, the fair market value shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Regulations Section 25.2512-2. If the Common Stock is not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Regulations Section 25.2512-2. If the fair market value of the Common Stock cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board in accordance with the Regulations promulgated under
Section 422 of the Code.

9.   Manner of Payment; Manner of Exercise.

     (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock owned by the optionee having a fair market value equal in amount to the exercise price of such options, or (iii) any combination of (i) and (ii); provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless such condition is waived by the Board. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Board in accordance with Section 8 hereof.

     (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after three (3) days but not more than ninety (90) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

10.  Exercise of Options and SARs.

     Each option and SAR granted under the Plan shall, subject to Section 11(b) and Section 13 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no option or SAR granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an option or SAR is not exercised when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full shares of Common Stock. The exercise of an option shall result in the cancellation of the SAR to which it relates with respect to the same number of shares of Common Stock as to which the option was exercised.

11.  Term of Options and SARs; Exercisability.

     (a)  Term.

          (i) Each option shall expire not more than ten (10) years from the date of the granting thereof, except as (a) otherwise provided pursuant to the provisions of Section 6(b) hereof, and (b) earlier termination as herein provided.

          (ii) Except as otherwise provided in this Section 11, an option or SAR granted to any grantee who ceases to perform services for the Company or one of its subsidiaries shall terminate three months after the date such grantee ceases to perform services for the Company or one of its subsidiaries, or on the date on which the option or SAR expires by its terms, whichever occurs first.

          (iii) If the grantee ceases to perform services for the Company because of dismissal for cause or because the grantee is in breach of any employment agreement, such option or SAR will terminate on the date the grantee ceases to perform services for the Company or one of its subsidiaries.

          (iv) If the grantee ceases to perform services for the Company because the grantee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option or SAR shall terminate twelve months after the date such grantee ceases to perform services for the Company, or on the date on which the option or SAR expires by its terms, whichever occurs first.

          (v) In the event of the death of any grantee, any option or SAR granted to such grantee shall terminate twelve months after the date of death, or on the date on which the option or SAR expires by its terms, whichever occurs first.

     (b)  Exercisability.

          (i) Except as provided below, an option or SAR granted to a grantee who ceases to perform services for the Company or one of its subsidiaries shall be exercisable only to the extent that such option or SAR has accrued and is in effect on the date such grantee ceases to perform services for the Company or one of its subsidiaries.

          (ii) An option or SAR granted to a grantee who ceases to perform services for the Company or one of its subsidiaries because he or she has become permanently disabled (as defined above) shall be exercisable with respect to the full number of shares covered thereby, whether or not under the provisions of
Section 10 hereof the grantee was entitled to do so at the date he or she became permanently disabled, and may be exercised by a legal representative on behalf of the grantee.

          (iii) In the event of the death of any grantee, the option or SAR granted to such grantee may be exercised with respect to the full number of shares covered thereby, whether or not under the provisions of Section 10 hereof the grantee was entitled to do so at the date of his or her death, by the estate of such grantee, or by any person or persons who acquired the right to exercise such option or SAR by bequest or inheritance or by reason of the death of such grantee.

12.  Options Not Transferable.

     The right of any grantee to exercise any option or SAR granted to him or her shall not be assignable or transferable by such grantee other than by will or the laws of descent, and any such option or SAR shall be exercisable during the lifetime of such grantee only by him; provided, that the Board may permit a grantee, by expressly so providing in the related Agreement, to assign or transfer, without consideration (and only without consideration), the right to exercise any option or SAR granted to him or her to his or her children, grandchildren or spouse, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners. Any option or SAR granted under the Plan shall be null and void and without effect upon the bankruptcy of the grantee to whom the option is granted, or upon any attempted assignment or transfer except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option or SAR.

13.  Terms and Conditions of SARs.

     (a) An SAR may be granted separately or in connection with an option (either at the time of grant or at any time during the term of the option).

     (b) The exercise of an SAR granted in connection with an option shall result in the cancellation of the option to which it relates with respect to the same number of shares of Common Stock as to which the SAR was exercised.

     (c) An SAR granted in connection with an option shall be exercisable or transferable only to the extent that such related option is exercisable or transferable.

     (d) Upon the exercise of an SAR related to an option, the holder will be entitled to receive payment of an amount determined by multiplying:

          (i) the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related option from the fair market value of a share of Common Stock on the date of exercise of such SAR (as determined by the Board in accordance with Section 8 hereof), by

          (ii) the number of shares as to which such SAR is exercised.

     (e) An SAR granted without relationship to an option shall be exercisable as determined by the Board, but in no event after ten years from the date of grant.

     (f) An SAR granted without relationship to an option will entitle the holder, upon exercise of the SAR, to receive payment of an amount determined by multiplying:

          (i) the difference obtained by subtracting the fair market value of a share of Common Stock on the date the SAR was granted from the fair market value of a share of Common Stock on the date of exercise of such SAR (as determined by the Board in accordance with Section 8 hereof), by

          (ii) the number of shares as to which such SAR is exercised.

     (g) Notwithstanding subsections (d) and (f) above, the Board may limit the amount payable upon exercise of an SAR. Any such limitation shall be determined as of the date of grant and noted on the instrument evidencing the SAR granted.

     (h) At the discretion of the Board, payment of the amount determined under subsections (d) and (f) above may be made either in whole shares of Common Stock valued at their fair market value on the date of exercise of the SAR (as determined by the Board in accordance with Section 8 hereof), or solely in cash, or in a combination of cash and shares. If the Board decides to make full payment in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

     (i) Neither an SAR nor an option granted in connection with an SAR granted to a person subject to Section 16(b) of the Exchange Act may be exercised before six months after the date of grant.

14.  Recapitalization, Reorganization and the Like.

     In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in accordance with Section 424(a) of the Code in the number and kind of shares as to which options and SARs may be granted under the Plan and as to which outstanding options and SARs or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event; such adjustment in outstanding options and SARs shall be made without change in the total price applicable to the unexercised portion of such options and SARs and with a corresponding adjustment in the exercise price per share.

     In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding options and SARs in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the exercise price therefor. Upon receipt of such consideration, the options and SARs shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof.

     The Board shall also have the power and right to accelerate the exercisability of any options or SARs, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under
Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options.

     A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Stock outstanding.

     If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

     No fraction of a share shall be purchasable or deliverable upon the exercise of any option or SAR, but in the event any adjustment hereunder in the number of shares covered by the option or SAR shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

15.  No Special Employment Rights.

     Nothing contained in the Plan or in any option or SAR granted under the Plan shall confer upon any grantee any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the grantee from the rate in existence at the time of the grant of an option or SAR. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined in accordance with Regulations Section 1.421-7(h)(2).

16.  Withholding.

     The Company's obligation to deliver shares upon the exercise of any non-qualified option or SAR granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an option or SAR to satisfy the above-mentioned withholding requirements; provided, however, that no such agreement may be made by a grantee who is an "officer" or "director" within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold shares of Common Stock purchased upon exercise of an option, such election to be made not less than six months prior to such exercise and which election may be revoked only upon six months prior written notice.

17.  Restrictions on Issuance of Shares.

     (a) Notwithstanding the provisions of Section 9 hereof, the Company may delay the issuance of shares covered by the exercise of an option or SAR and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

          (i) The shares with respect to which such option or SAR has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all exercises of options and SARs shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions, within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

18.  Purchase for Investment; Rights of Holder on Subsequent Registration.

     Unless the shares to be issued upon exercise of an option or SAR granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), the Company shall be under no obligation to issue any shares covered by any option or SAR unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option or SAR for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option or SAR shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each grantee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

19.  Loans.

     At the discretion of the Board, the Company may loan to the optionee some or all of the purchase price of the shares acquired upon exercise of an option granted under the Plan.

20.  Modification of Outstanding Options and SARs.

     Subject to limitations contained herein, the Board may authorize the amendment of any outstanding option or SAR with the consent of the grantee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

21.  Approval of Stockholders.

     The Plan shall be subject to approval by a majority vote of the stockholders of the Company voting in person or by proxy at the Company's 1999 Annual Meeting of Stockholders. The Plan became effective on August 25, 1999 by resolution of the Board. The Board may grant options and

SARs under the Plan prior to such stockholder approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

22.  Termination and Amendment of Plan.

     Unless sooner terminated as herein provided, the Plan shall terminate on August 25, 2009. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that
(i) the Board may not, without approval by a majority vote of the stockholders of the Company, increase the maximum number of shares for which options and SARs may be granted or change the designation of the class of persons eligible to receive options and SARs under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority vote of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to
Section 16 of the Exchange Act, applicable state law, or applicable National Association of Securities Dealers, Inc. or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option or SAR theretofore granted to him or her.

23.  Limitation of Rights in the Underlying Shares.

     A holder of an option or SAR shall not be deemed for any purpose to be a stockholder of the Company with respect to such option or SAR except to the extent that such option or SAR shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

24.  Notices.

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: Chairman, and, if to the holder of an option or SAR, to the address as appearing on the records of the Company.

                                                                       Exhibit B
                                                                       ---------




                             CONTRIBUTION AGREEMENT



                                  by and among



                            INSIGHT INTERACTIVE, LLC



                               SOURCE MEDIA, INC.

                                      and

                                 NEWCO, L.L.C.



                                  Dated as of

                                 July 29, 1999

                            CONTRIBUTION AGREEMENT

                               Table of Contents

                                                                Page
ARTICLE I
     Definitions................................................   1

ARTICLE II
     Contribution of Assets; Consideration......................   4

ARTICLE III
     Closing....................................................   6

ARTICLE IV
     Representations and Warranties of Source...................   9

ARTICLE V
     Representations and Warranties of Insight..................  14

ARTICLE VI
     Covenants..................................................  15

ARTICLE VII
     Conditions Precedent to the Closing Obligation of Insight..  20

ARTICLE VIII
     Conditions Precedent to the Closing Obligation of Source...  22

ARTICLE IX
     Ad Valorem and Transfer Taxes..............................  23

ARTICLE X
     Indemnification............................................  24

ARTICLE XI
     Disputes...................................................  27

ARTICLE XII
     Cooperation in Various Matters.............................  28

ARTICLE XIII
     Expenses...................................................  29

ARTICLE XIV
     Notices....................................................  29

ARTICLE XV
     General....................................................  30

ARTICLE XVI
     Insight Communications Guaranty of Obligations.............  31

Schedule List...................................................  34

Exhibit List....................................................  35

                             CONTRIBUTION AGREEMENT

     This Contribution Agreement (the "Agreement"), dated as of July 29, 1999, is entered into by and among INSIGHT INTERACTIVE, LLC, a Delaware limited liability company ("Insight"), and SOURCE MEDIA, INC., a Delaware corporation ("Source"), and for the limited purposes set forth herein, INSIGHT COMMUNICATIONS COMPANY, INC., a Delaware corporation ("Insight Communications"). NEWCO, L.L.C. ("NewCo"), a Delaware limited liability company, shall be formed in accordance with the terms hereof and shall execute and enter into this Agreement at the Closing described in Section 3.1 hereof.

                                    RECITALS
                                    --------

     A. Insight and Source desire to combine certain business resources and assets owned by each by contributing such assets more specifically identified herein to NewCo, a new Delaware limited liability company formed for the purposes to thereafter further develop such assets and businesses. Specifically, Insight desires to contribute funds to the capital of NewCo, and Source desires to contribute or cause its Affiliates to contribute all of their respective right, title and interests in and to the Source Assets (as defined herein), in accordance with the terms and conditions contained herein. Upon Closing (as defined herein), NewCo shall be managed and operated pursuant to the terms of the Operating Agreement attached hereto as Exhibit A.

     B. Insight and Source have executed a Common Stock and Warrants Purchase Agreement (the "Stock Purchase Agreement") of even date, which contains numerous provisions in addition to those relating to the formation and capitalization of NewCo. Among such additional provisions of the Stock Purchase Agreement (all of which are related to the transactions contemplated hereby) are terms relating to the investment by Insight directly in Source through the purchase of certain common stock of Source, the issuance by Source to Insight of certain warrants to acquire additional common stock, and the granting to Insight of certain shareholder rights.

     NOW, THEREFORE, in consideration of the premises, and the agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the mutual representations and warranties contained herein, Source, Insight and NewCo agree as follows:

                                   ARTICLE I
                                  Definitions
                                  -----------

     As used in this Agreement, the following terms have the meanings set forth in this Article I. Other terms that are defined elsewhere in this Agreement shall have the meaning as therein set forth, and such terms are listed in this
Article I for the convenient reference of the parties.

     Section I.1. "Accounts Receivable" shall mean all invoices issued and outstanding as of the Closing Date (or to be issued in the case of services previously rendered before the Closing Date for which invoices have not yet been issued) from Source with respect to the Transferred Businesses, for which payment is (or will be in case of invoices not yet issued) legally due but not yet received. "Accounts Receivable" shall not include (i) any items of revenue resulting from invoices issued and outstanding (whether or not collected) from Source that do not reflect services actually performed and/or that arose as a result of billing errors; or (ii) any customer prepayments.

     Section I.2.       "ADR" shall have the meaning ascribed thereto in Section
11.3.

     Section I.3. "Affiliate" shall mean, when used with respect to a Person, any other Person, which directly or indirectly (through one or more intermediaries) controls, or is controlled by, or is under common control with, such first mentioned Person. The term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the actual power to direct or cause the direction of the management policies of a Person, whether through the ownership of stock, by contract, credit arrangement or otherwise. Notwithstanding the above, neither Insight nor Source (nor their Affiliates) shall be deemed an "Affiliate" of the other as used herein by reason of their common ownership of NewCo.

     Section I.4. "Arbitrator" shall have the meaning ascribed to such term in Section 11.4.

     Section I.5. "Assets" shall mean the Source Assets and the cash capital contribution made by Insight, collectively.

     Section I.6. "Authorized Individuals" shall have the meaning ascribed to such term in Section 11.2.

     Section I.7. "Confidential Information" shall have the meaning ascribed there to in Section 6.5.

     Section I.8. "Closing" and "Closing Date" shall have the meaning ascribed to such terms in Section 3.1.

     Section I.9.       "DOJ" shall have the meaning ascribed to such term in
Section 4.11.

     Section I.10. "Dispute" shall have the meaning ascribed to such term in Section 11.1.

     Section I.11. "Definitive Documents" shall have the meaning ascribed to such term in Article XVI.

     Section I.12. "Final Closing Date" shall have the meaning ascribed to such term in Section 3.1.

     Section I.13. "Finally Determined" shall have the meaning ascribed thereto in Section 10.1.C.

     Section I.14.      "FTC" shall have the meaning ascribed to such term in
Section 4.11.

     Section I.15. "Governmental Authority" shall have the meaning ascribed to such term in Section 4.7.

     Section I.16. "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     Section I.17. "Indemnified Party" and "Indemnifying Party" shall have the meanings ascribed to such terms in Section 10.4.

     Section I.18. "Initiating Party" shall have the meaning ascribed to such term in Section 11.2.

     Section I.19. "Losses" shall mean any and all losses, liabilities, claims, demands, actions, or causes of action, judgments, orders, deficiencies, fines, penalties, costs, damages, or expenses whatsoever, including, without limitation, Taxes and environmental claims, whether foreseeable or unforeseeable, and further including, without limitation legal, accounting and other professional fees, disbursements and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement thereof.

     Section I.20. "Management Agreement" shall have the meaning ascribed to such term in Section 6.6A.

     Section I.21. "Operating Agreement" shall refer to the Limited Liability Company Agreement for NewCo attached hereto as Exhibit A.

     Section I.22. "Permitted Liens" means any of the following: (a) purchase money liens and liens securing rental payments under capital lease arrangements, (b) in the case of interests in real property that are leaseholds, the rights of any lessor and any liens encumbering any lessor's interest in the underlying real property; and (c) liens, liabilities, or encumbrances that secure liabilities to be assumed by NewCo pursuant to this Agreement.

     Section I.23. "Person" shall mean a domestic or foreign natural person, partnership, limited liability partnership, limited liability company, trust, estate, association or corporation.

     Section I.24. "Procedure" shall have the meaning ascribed to such term in Section 11.1.

     Section I.25. "Responding Party" shall have the meaning ascribed to such term in Section 11.2.

     Section I.26. "Retained Assets" shall have the meaning ascribed to such term in Section 2.3.

     Section I.27.      "SEC" shall have the meaning ascribed to such term in
Section 4.10.

     Section I.28. "Source Assets" shall have the meaning ascribed to such term in Section 2.1.

     Section I.29. "Source Material Adverse Effect" shall have the meaning ascribed to such term in Section 4.1.

     Section I.30. "Source Contracts" shall have the meaning ascribed to such term in Section 2.1D.

     Section I.31. "Source Equipment" shall have the meaning ascribed to such term in Section 2.1A.

     Section I.32. "Source Intangible Property and Data" shall have the meaning ascribed to such term in Section 2.1C.

     Section I.33. "Source Intellectual Property" shall have the meaning ascribed to such term in Section 2.1B.

     Section I.34. "Source Inventory" shall have the meaning ascribed to such term in Section 2.1E.

     Section I.35. "Source Litigation" shall have the meaning ascribed to such term in Section 4.6.

     Section I.36. "Source Returns" shall have the meaning ascribed to such term in Section 4.9.

     Section I.37. "Source Subsidiaries" shall mean those entities that are directly or indirectly owned by Source.

     Section I.38. "Source Subsidiaries Stock" means all of the issued and outstanding capital stock of the Source Subsidiaries.

     Section I.39. "Stock Purchase Agreement" shall have the meaning ascribed to such term in Recital B.

     Section I.40. "Submission Date" shall have the meaning ascribed to such term in Section 11.3.

     Section I.41. "Taxes" shall mean any tax based upon, or measured by, income or gross receipts, and any sales, use, ad valorem, transfer, franchise, payroll, employment, excise, occupation, premium, property or other taxes (including any interest or any penalties or additional amounts imposed by any taxing authority).

     Section I.42. "Transferred Businesses" means all of the lines of business currently conducted by Source relating to Source's "VirtualModem" and the "Interactive Channel" products and businesses. VirtualModem is a server-based software platform that is designed to enable cable and satellite signal transmitted television viewers, among others, to enjoy interactive connectivity using a VirtualModem-enabled digital set top box, allowing viewers to browse the Internet, send and receive e-mail, facilitate e-commerce and access a wide variety of interactive television applications. Interactive Channel is the assets, technology and know-how developed to create Local Source, a programming channel focused on programming for and from the community perspective offered to MSO's.


                                  ARTICLE II
                     Contribution of Assets; Consideration
                     -------------------------------------


     Section II.1.      Assets to be Contributed by Source - Agreed Value.
                        -------------------------------------------------
Upon the terms and subject to the conditions of this Agreement, at Closing Source shall, and shall cause the Source Subsidiaries to, transfer, assign and convey to NewCo, by executing and delivering the conveyance instruments described in Section 3.2, and NewCo shall acquire from Source and the Source Subsidiaries, the assets described below:

          A. The tangible personal property and equipment described on Schedule 2.1A (the "Source Equipment").

          B. The intellectual property rights described on Schedule 2.1B and which are granted pursuant to the terms of the Assignment and License Agreement in the form of Exhibit B-1 hereto and pursuant to the terms of the Assignment Agreement in the form of Exhibit B-2 hereto (collectively, the "Source Intellectual Property").

          C. All customer lists, files, records, data and all other information possessed or maintained by Source to the extent related to the Transferred Business (the "Source Intangible Property and Data").

          D. The rights, interests, and obligations of Source and/or Source Subsidiaries in and under those contracts, leases, licenses, permits and agreements described on Schedule 2.1D (the "Source Contracts").

          E. The inventory of items described on Schedule 2.1E (the "Source Inventory").

          F.  The Accounts Receivable which are listed on Schedule 2.1F (the
     "Source Accounts Receivable").   The Source Equipment, Source Intellectual
     Property, Source Intangible Property and Data, Source Contracts, Source Inventory, and the Source Accounts Receivable are collectively referred to as the "Source Assets".

     Section II.2.  Contribution by Insight.  Upon the terms and subject to the
                    -----------------------
conditions of this Agreement, at Closing Insight shall transfer to NewCo, Thirteen Million Dollars ($13,000,000) in cash by wire transfer to an account or accounts of NewCo.

     Section II.3.  Retained Assets.  Source will retain any asset owned by it
                    ---------------
and not identified in Section 2.1 (the "Retained Assets"), it being the intent of the parties that the Retained Assets shall constitute all assets owned by Source which are not used in the operation of the Transferred Businesses, with it being understood and acknowledged by the parties that all assets related to the research and development activities conducted in Canada related to VirtualModem shall be transferred to NewCo. In the event that, by reason of Source retaining a Retained Asset, an asset necessary for NewCo to operate the Transferred Business is retained by Source, Source shall either pay the cost of such item to NewCo or acquire a replacement and thereafter contribute such asset to NewCo (and such contribution shall not impact the respective ownership percentages of Source and Insight in NewCo).

     Section II.4.  Agreed Value of Assets -- Capital Contributions.   Insight
                    -----------------------------------------------
and Source agree that the net fair market value of the Source Assets (including the Source Intellectual Property) for purposes of this Agreement and the Operating Agreement (subject to adjustment as provided in Section 10.1C hereof) shall equal $13,000,000 and in return for the contribution of the Source Assets to NewCo, Source shall receive 500,000 Units (as described in the Operating Agreement) in NewCo, representing a fifty percent (50%) ownership interest in NewCo, and entitling Source to such rights as are set forth in the Operating Agreement. For purposes of this Agreement, the agreed net fair market value of the cash capital contribution is $13,000,000 and in return for the cash contribution described above, Insight shall receive 500,000 Units (as described in the Operating Agreement) in NewCo, representing a fifty percent (50%) ownership interest. Such ownership interests shall be registered on the books and records of NewCo.

     Section II.5.  Assumption of Liabilities.  NewCo shall not assume any debt,
                    -------------------------
expense, liability or obligation of Source or its Affiliates of any kind or description, whether direct or indirect, liquidated or unliquidated, fixed or contingent; provided, that as of the Closing Date NewCo shall assume and agree to pay, discharge and perform when due all of Source's obligations arising or accruing from and after the Closing Date and relating to the period after the Closing Date pursuant to the Source Contracts and all other obligations arising or accruing from and after the Closing Date and relating to the period after the Closing Date in connection with NewCo's ownership and operation of the Source Assets and the Transferred

Businesses and, subject to indemnification by Source and each Source Subsidiary as set forth in Section 10.1, the Source Litigation being transferred to NewCo as set forth in Section 4.6.


                                  ARTICLE III
                                    Closing
                                    -------

     Section III.1.  Time and Place of Closing.   The closing of the
                     --------------------------
transactions contemplated hereby (the "Closing") shall be held at the offices of Cooperman Levitt Winikoff Lester & Newman, P.C., counsel to Source, in New York, New York, at 10:00 a.m., local time, on the sixth business day following the satisfaction or waiver of the conditions set forth in Articles VII and VIII hereto (other than those that are closing deliveries), but in no event later than January 31, 2000 (the "Final Closing Date"), unless another time, date and place is agreed to in writing by Insight and Source. The effective time of the transactions contemplated by this Agreement shall be 11:59 p.m. on the date of Closing (the "Closing Date").

     Section III.2.  Deliveries by Source.  At Closing, Source shall deliver to
                     --------------------
Insight and/or NewCo, as applicable, the following:

          A. An executed General Assignment, Bill of Sale and Conveyance in the form of Exhibit C, conveying title to the Source Equipment, Source Inventory, Source Accounts Receivable, Source Intangible Property and Data, and Source Contracts, free and clear of any liens, claims or encumbrances except for Permitted Liens;

          B. Copies of the Operating Agreement executed by Source pursuant to which NewCo shall be managed, in the form of Exhibit A hereto;

          C. Executed copies of the Assignment and License Agreement in the form of Exhibit B-1;

          D. Executed copies of the Assignment Agreement in the form of Exhibit B-2;

          E.  Executed copies of the Management Agreement;

          F. Copies of Source's board and other necessary resolutions as represented under Section 4.3;

          G.  The certificates as described in Section 7.4;

          H. All other documents, instruments, and writings required to be delivered by Source at Closing pursuant to the terms of this Agreement; and

          I. Opinion of Counsel for Source in a form and substance reasonably acceptable to Insight.

     Section III.3.  Deliveries by Insight.  At Closing, Insight shall deliver
                     ---------------------
to Source and/or NewCo, as applicable, the following:

          A. The cash contribution of $13,000,000 to an account or accounts designated by NewCo;

          B. Copies of the Operating Agreement executed by Insight pursuant to which NewCo shall be managed, in the form of Exhibit A hereto;

          C.  Copies of board and other necessary resolutions represented under
     Section 5.2;

          D.  The certificates as described in Section 8.4;

          E. All other documents, instruments and writings required to be delivered by Insight at Closing pursuant to the terms of this Agreement; and

          F. Opinion of Counsel for Insight in a form and substance reasonably acceptable to Source.

     Section III.4.  Deliveries by NewCo.  At Closing, Source shall cause NewCo
                     -------------------
to deliver to Source and/or Insight, as applicable, the following;

          A. Executed copies of the Assignment and License Agreement in the form of Exhibit B-1;

          B. Executed copies of the Assignment Agreement in the form of Exhibit B-2;

          C. An executed copy of the General Assignment, Bill of Sale and Conveyance in the form of Exhibit C;

          D.  Executed copies of this Agreement;

          E.  Executed copies of the Management Agreement; and

          F. All other documents, instruments and writings required to be delivered by NewCo at Closing pursuant to the terms of this Agreement.

     Section III.5.  Termination.   This Agreement may be terminated at any
                     -----------
time prior to the Closing by mutual written agreement of the parties, or in accordance with the following:

          A. By Insight, if (i) the Closing has not occurred on or before the Final Closing Date other than as a result of a breach by Insight of its representations, warranties and/or covenants as set forth herein; or (ii) Source breaches any of its representations, warranties or covenants contained herein in any material respect and fails to cure such breach within thirty (30) days after its receipt of written notice thereof from Insight.

          B. By Source, if (i) the Closing has not occurred on or before the Final Closing Date other than as a result of a breach by Source of its representations, warranties and/or covenants as set forth herein; or (ii) Insight breaches any of its representations, warranties or covenants contained herein in any material respect and fails to cure such breach within thirty (30) days after its receipt of written notice thereof from Source.

     Section III.6.  Effect of Termination.  If this Agreement is terminated
                     ---------------------
as provided in Section 3.5, then this Agreement will forthwith become null and void and there will be no liability on the part of any party to any other party or any other Person in respect thereof, provided that:

          A.   Withdrawal of Applications.  All filings, applications and other
               --------------------------
     submissions relating to the consummation of the transaction contemplated hereby shall, to the extent practicable, be withdrawn from the agency or other Person to whom made.

          B.   Breach by Insight.  No such termination will relieve Insight from
               -----------------
     liability for a breach of representations, warranties or covenants by Insight of this Agreement, and in such event the Company shall have the right to sue Insight for monetary damages.

          C.   Breach by the Company.  No such termination will relieve the
               ---------------------
     Company from liability for a breach of representations, warranties or covenants by the Company of this Agreement, and in such event Insight shall have all rights and remedies available at law and equity, including the remedy of specific performance. Insight shall have the right to sue for specific performance of this Agreement without termination of this Agreement in the event of a breach of this Agreement by Source. The parties recognize that if the Company breaches this Agreement and refuses to perform under the provisions of this Agreement, monetary damages alone would not be adequate to compensate Insight for its injury, and the Company hereby waives the defense that there is an adequate remedy at law.

          D.   Mutual Breach.  Without limiting the generality of the foregoing,
               -------------
     or any applicable law, (i) Insight may not rely on the failure of any condition precedent set forth in Article VII of this Agreement and (ii) Source may not rely on the failure of any condition precedent set forth in
     Article VIII of this Agreement, in the case of (i) or (ii) above to be satisfied as a ground for termination of this Agreement by such party if such failure was caused by such party's (or parties') failure to act in good faith, or a breach of or failure to perform its representations, warranties, covenants or other obligations in accordance with the terms hereof.

     Section III.7.  Risk of Loss.  The risk of loss or destruction of or
                     ------------
damage to the Source Assets from any cause whatsoever at all times on or subsequent to the execution of this Agreement, but prior to the Closing Date, shall be borne by Source. Subsequent to the Closing Date, the risk of loss or destruction of or damage to the Assets shall be borne by NewCo.

                                   ARTICLE IV
                    Representations and Warranties of Source
                    ----------------------------------------

     Source hereby represents and warrants to Insight and NewCo as follows:

     Section 4.1.    Corporate Existence and Qualification.   Source is a
                     -------------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Source is duly qualified to do business and in good standing in each jurisdiction in which the Source Assets owned or leased by it, or the nature of its activities with respect to the Source Assets makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the Source Assets, on NewCo or the transactions contemplated under this Agreement ("Source Material Adverse Effect"). Each of the Source Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Source Subsidiary is duly qualified to do business and in good standing in each jurisdiction in which the assets owned or leased by it, or the nature of its activities makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a Source Material Adverse Effect. No Source Subsidiary has any subsidiaries other than a Source Subsidiary.

     Section 4.2.   Capitalization.  As of the date hereof,  the capitalization
                    --------------
of Source is as set forth on Schedule 4.2 hereof. Other than pursuant to this Agreement, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require NewCo to issue, sell, or otherwise cause to become outstanding any of NewCo's capital stock.

     Section 4.3    Corporate Authority, Approval and Enforceability.  A. Source
                    ------------------------------------------------
has all requisite corporate power and corporate authority to execute and deliver this Agreement and, subject to the consents and approvals referenced in Article VI hereof, to perform its obligations under this Agreement. The execution and delivery of this Agreement by Source in accordance with the terms hereof, and the performance of the transactions contemplated hereunder by Source, have been duly and validly approved by its Board of Directors. This Agreement is, and all such other documents and agreements required to be executed and delivered hereunder, when so executed and delivered by Source will be, subject to the consents and approvals referenced in Article VI hereof, valid, legal and binding obligations of Source, enforceable against it in accordance with their terms, except as limited by bankruptcy and insolvency laws and other laws affecting the rights of creditors generally and the application of general equitable principles.

          B. The execution and delivery of this Agreement and such other documents and agreements as may be required hereby and thereby, and the consummation of the transactions contemplated hereby by Source will not, subject to the consents and approvals referenced in Article VI hereof : (i) violate any law, regulation, order or decree, or (ii) conflict with or result in any breach of, or constitute a default under, Source's corporate charter or bylaws, or any agreement or contract to which Source is a party, including without limitation, the letter of intent with Prevue Ventures, Inc. dated February 10, 1999 (the "Prevue Letter"), or by which it or the Source Assets are bound or affected, except that certain agreements identified on Schedule 2.1D may require the consent of the other party to the assignment of such agreement or agreements and Source covenants to obtain these consents in Section 6.2.C. or to indemnify Insight and NewCo in the event such consents are not obtained. The exclusivity period under the Prevue Letter has expired and Source has no further obligations pursuant to the Prevue Letter.

     Section 4.4.   Assets.  Except as set forth on Schedule 4.4, Source has
                    ------
good and valid title to all of the Source Assets to be contributed to NewCo hereunder, free and clear of any liens, claims, security interests or encumbrances of any nature except for Permitted Liens. The Source Equipment and other tangible assets are in good operating condition and repair, ordinary wear and tear excepted. There are no options, rights, warrants or other agreements to acquire, or other right to, any equity interest in the Source Subsidiaries held by any Person, other than as evidenced by the Source Subsidiaries Stock. The Source Assets constitute all assets owned by Source which are currently used in the Transferred Businesses and all assets owned by Source which have use in the conduct of the Transferred Businesses as the businesses are contemplated to be conducted.

     Section 4.5.   Contracts.  Except for the Source Contracts, neither Source
                    ---------
nor any Source Subsidiary is a party to or bound by any written or oral lease, license, agreement or other contract or legally binding contractual rights, obligations or commitments necessary to the operation or ownership of the Source

Assets. Schedule 2.1D contains a list of each of the Source Contracts (all as amended) necessary to ownership, use, operation or which otherwise relates to the Source Assets and the Transferred Business. Each Source Contract is in full force and effect, and no event has occurred which would give rise to rights in any party thereto to declare an event of default thereunder or breach thereof, except where the failure to so be in full force and effect or such default or breach would not result in a Source Material Adverse Effect. As of the date hereof, no material customer or supplier has advised either Source or the Source Subsidiaries in writing that it will stop or materially decrease the rate of business done with such party pursuant to any Source Contract. Except as set forth in Schedule 2.1D or except as would not result in a Source Material Adverse Effect, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in or give any Person additional rights or entitlement under, or any right of termination, cancellation, acceleration or modification with respect to, the Source Contracts. Insight has been provided with a true copy of all written contracts and agreements comprising the Source Contracts, together with all written amendments, waivers or other modifications thereto. Other than the Source Contracts to be transferred to NewCo, Source has no other contracts, agreements or understandings or entered into any other transactions that grant or otherwise provide any special status, preferences or rights to a third party which could in turn precipitate, activate or otherwise create any "most favored nations" or similar status, preferences or rights in any party with whom Source or its Subsidiaries has any contract, agreement or understanding which is assigned to NewCo or related to the Transferred Business, or with whom NewCo may hereafter have any contract, agreement or understanding related to the Transferred Business.

     Section 4.6.   Litigation.  Schedule 4.6 contains a true, correct and
                    ----------
complete list of all actions, suits, demands, proceedings or governmental investigations (collectively "Source Litigation") which is pending against Source or the Source Assets and identifies the Source Litigation being transferred to NewCo. Schedule 4.6 also identifies and contains a true, correct and complete list of the Source Litigation being retained by Source which is pending against Source or the Source Assets with respect to which demand has been made for $10,000 or more. Except as set forth on Schedule 4.6, there are no pending or outstanding actions, suits, proceedings, orders, judgments, injunctions, awards, or decrees of or before any governmental body, commission, tribunal, arbitrator, board, court, agency or instrumentality, which would have a Source Material Adverse Effect. To the best of Source's knowledge after due inquiry of all officers who in the normal course of their duties would have a reasonable basis for being informed of such matters, except as set forth on
Schedule 4.6: (a) no claims or causes of action have been asserted that would result in such an action, suit, proceeding, order, judgment, injunction, award, or decree of or before any governmental body, commission, tribunal, arbitrator, board, court, agency or instrumentality, which would have a Source Material Adverse Effect; and (b) there are no such claims or causes of action in existence which would have a Source Material Adverse Effect.

     Section 4.7.   Compliance with Laws.   Each of Source and the Source
                    --------------------
Subsidiaries are in material compliance with all applicable statutes, laws, ordinances, regulations, rules and orders of any federal, state or local government, or any governmental department or agency ("Governmental Authority") or any judgment, decree or order of any court applicable to them and/or the Source Assets or applicable to their employees, benefits, compensation and/or working conditions and/or hiring, nondiscrimination and promotion practices except where the failure to so comply would not result in a Source Material Adverse Effect. Source is in compliance, in all material respects, with all permits, licenses or other authorizations of Governmental Authorities which are required for the operation of the Source Assets and all of such permits, licenses and authorizations that are necessary for the operation of the Transferred Business are fully transferrable to NewCo. Neither Source nor any Source Subsidiary has received any written notice, report or information regarding any corrective, investigatory or remedial obligations, arising under applicable laws, ordinances, regulations, rules, or orders with respect to past or present operations of Source, the Source Subsidiaries or the Source Assets from any Governmental Authority that would have a Source Material Adverse Effect.

     Section 4.8    Licensed Intellectual Property and Intangible Property and
                    ----------------------------------------------------------
     Data.
     ----

          A. To the best of Source's knowledge, except as set forth on Schedule 4.8, Source and/or the Source Subsidiaries own or have the exclusive right to use pursuant to license, sublicense, agreement, or permission all Source Intellectual Property necessary for the operation of the businesses of Source and the Source Subsidiaries as presently conducted without any further licenses or grants of rights. Each item of Source Intellectual Property owned or used by Source or the Source Subsidiaries immediately prior to the Closing hereunder will be owned or available for use by NewCo on identical terms and conditions immediately subsequent to the Closing hereunder. Each of Source and the Source Subsidiaries has taken all necessary action in accordance with prudent business practices to maintain and protect each item of Source Intellectual Property that it owns or uses. Source has acquired any and all rights that its employees and independent contractors have, had or may have had to the Source Intellectual Property. To the best of Source's knowledge, any and all consents or approvals necessary to be obtained in connection with the sale, transfer, licensing, or other disposal of any of the Source Intellectual Property, or in connection with the granting of any other rights thereunder, both prior to the date hereof and through and including the transactions contemplated at Closing, have been properly provided or obtained.

          B.  Except as set forth in the Financial Statements  referenced in
     Section 4.10, none of Source, the Source Subsidiaries and the directors and officers (and employees with responsibility for intellectual property matters) of Source or the Source Subsidiaries has received in writing any charge, complaint, claim, demand, or notice from third parties alleging that the Source Intellectual Property interferes with, infringes upon, misappropriates or is otherwise conflicting with or in violation of the intellectual property rights of such third parties (including any claim that any of Source and the Source Subsidiaries must license or refrain from using either the Source Intellectual Property or any intellectual property rights of such third parties).

          C. Schedule 2.1B identifies each patent or registration which has been issued to either Source or the Source Subsidiaries with respect to any of the Source Intellectual Property, and identifies each pending patent application or application for registration which either Source or the Source Subsidiaries has made with respect to any of the Source Intellectual Property. Source has delivered to Insight correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date), and will transfer to NewCo correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. Schedule 2.1B also identifies each trade name or unregistered trademark used by either Source or the Source Subsidiaries in connection with any of the Transferred Businesses. Except as set forth on Schedule 4.8, with respect to each patent included in the Source Intellectual Property:

               (i) Source or the Source Subsidiaries possess all right, title, and interest in and to the item, free and clear of any security interest, license, or other restriction;

               (ii) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

               (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of Source, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

               (iv) there is no outstanding agreement by Source nor any Source Subsidiary to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

          Further, Schedule 4.8 identifies each license, agreement, or other permission pursuant to which either of Source or any Source Subsidiary has granted rights of ownership or use to, or under which rights of ownership or use are created for the benefit of, any third party with respect to the Source Intellectual Property.

          D. Schedule 2.1B also identifies each item of Source Intellectual Property that is material to the Transferred Business and that is owned by any third party and that either Source or any Source Subsidiary uses pursuant to license, sublicense, agreement, or permission and Schedule 2.1B also indicates whether such item is assignable or transferable without the consent of the third party. Source has delivered to Insight correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each such item of Source Intellectual Property:

               (i) the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

               (ii) unless otherwise indicated on Schedule 2.1B, the license, sublicense, agreement, or permission is freely transferrable and/or assignable and the transferee thereof will obtain all rights, privileges of ownership or use or benefits inuring to the transferor thereunder;

               (iii) no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

               (iv) no party to the license, sublicense, agreement, or permission has repudiated any provision thereof;

               (v) to the best of Source's knowledge, with respect to each sublicense, the representations and warranties set forth in subsections (i) through (iv) above are true and correct with respect to the underlying license;

               (vi) to the best of Source's knowledge, the underlying item of intellectual property is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge; and

               (vii) to the best of Source's knowledge, no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of Source, is threatened which challenges the legality, validity, or enforceability of the underlying item of intellectual property.

     Section 4.9.   Taxes.    Except as set forth on Schedule 4.9, Source and
                    -----
the Source Subsidiaries (with respect to returns filed either on a separate or consolidated or combined basis) have timely filed and accurately prepared, or will timely and accurately prepare and file, all federal, state, local, and territorial returns, declarations and reports, information returns and statements required to be filed by or with respect to Source and/or the Source Subsidiaries on or before the Closing Date, in respect of any Taxes for each period ending on or before the Closing Date ("Source Returns"). All Taxes shown as due on the Source Returns, together with applicable interest and penalties, have been or will be timely paid in full, and no notice of audit or adjustment has been received from the Internal Revenue Service or any other taxing authority in connection with any of the Source Returns, and except as set forth in Schedule 4.9, no waivers of statutes of limitations have been given or requested. Source or the Source Subsidiaries have duly withheld and paid all Taxes required to be withheld or paid with respect to amounts paid to employees, independent contractors or other third parties. Except for Permitted Liens, there are currently no liens for Taxes upon the Source Assets.

     Section 4.10.  Financial Statements.  Source has filed with the Securities
                    --------------------
and Exchange Commission ("SEC") on Form 10-K, its audited consolidated financial statements as of and for the twelve months ended December 31, 1998, and its unaudited consolidated financial statements on Form 10-Q for the three month period ended March 31, 1999 (collectively, the "Source Financial Statements"). The Source Financial Statements (a) fairly present, in all material respects, the financial position of Source and the Source Subsidiaries as of the date thereof and the results of operations for the periods covered thereby; and (b) have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis.

     Section 4.11.  Governmental Consents and Approvals.  Except for required
                    -----------------------------------
filings with the SEC, the National Association of Securities Dealers and with the Department of Justice ("DOJ") and Federal Trade Commission ("FTC") pursuant to the HSR Act, the execution, delivery and performance by Source of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with or notice to, any United States Governmental Authority.

     Section 4.12.  Brokers.  Except as described on Schedule 4.12, no broker,
                    -------
finder or investment banker is entitled to any brokerage, finder's fee or other fee or commission in connection with the transactions contemplated by this Agreement based upon any arrangements made by or on behalf of Source.

     Section 4.13.  Transactions with Interested Persons; Customers.  To the
                    -----------------------------------------------
best of Source's knowledge, except as disclosed in Schedule 4.13, no officer, director, supervisory employee or owner of more than 3% of the stock of Source owns, directly or indirectly, greater than a 3% interest in, or serves as an officer or director of, any competitor, customer or unrelated third party supplier of Source or any Source Subsidiary, or any Person who is a party to a Source Contract or other arrangement with Source or any Source Subsidiary with respect to the Transferred Businesses.

     Section 4.14.  Acquisition for Investment.  Source is acquiring its
                    --------------------------
ownership interest in NewCo for its own account, for investment purposes only, and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the 1933 Act, in a manner which would require registration under the 1933 Act or any state securities laws. Source acknowledges the ownership interests in NewCo have not been registered under the 1933 Act or the securities laws of any state and are being offered and sold pursuant to applicable exemptions from such registration and will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the 1933 Act.

     Section 4.15.  Disclosures.    Neither this Agreement, nor any schedule or
                    -----------
exhibit hereto, contains any untrue statement by the Company of a material fact or omits a material fact necessary to make the Company's statements contained herein or therein, in light of the circumstances in which they were made, not misleading.


                                   ARTICLE V
                   Representations and Warranties of Insight
                   -----------------------------------------

     Insight represents and warrants to Source and NewCo as follows:

     Section 5.1.   Existence and Qualification.   Insight is a limited
                    ---------------------------
liability company organized, validly existing and in good standing under the laws of the State of Delaware. Insight is duly qualified to do business and in good standing in each jurisdiction in which the assets owned or leased by it, or the nature of its activities makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the transactions contemplated hereunder or on NewCo.

     Section 5.2.   Authority, Approval and Enforceability.   A. Insight has all
                    --------------------------------------
requisite limited liability company power and authority to execute and deliver this Agreement and, subject to the consents and approvals referenced in Article VI hereof, to perform its obligations under this Agreement. The execution and delivery of this Agreement by Insight in accordance with the terms hereof, and the performance of the transactions contemplated hereunder by Insight, will have been duly and validly approved by its member prior to the Closing Date. This Agreement is, and all such other documents and agreements required to be executed and delivered hereunder, when so executed and delivered by Insight will be, subject to the consents and approvals referenced in Article VI hereof, valid, legal and binding obligations of Insight, enforceable against it in accordance with their terms, except as limited by bankruptcy and insolvency laws and other laws affecting the rights of creditors generally and the application of general equitable principles.

          B. The execution and delivery of this Agreement and such other documents and agreements as may be required hereby and thereby, and the consummation of the transactions contemplated hereby by Insight will not, subject to the consents and approvals referenced in Article VI hereof: (i) violate any law, regulation, order or decree; or (ii) conflict with or result in any breach of, or constitute a default under, Insight's Certificate of Formation, limited liability company agreement, if any, or any agreement or contract to which it is a party or by which it or its assets are bound or affected.

     Section 5.3.   Governmental Consents and Approvals.  Except for required
                    -----------------------------------
filings by Insight's parent with the SEC and with the Department of Justice and Federal Trade Commission under the HSR Act, the execution, delivery and performance by Insight of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with or notice to, any governmental or regulatory body, agency or official

     Section 5.4.   Further Assurances.  At any time and from time to time after
                    ------------------
the Closing, Insight shall, at the reasonable request and expense of Source or NewCo (but without any further consideration from Source or NewCo), execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, such further instruments as may be necessary to otherwise fulfill the terms and conditions contained in this Agreement.

     Section 5.5.   Brokers.  No broker, finder or investment banker is entitled
                    -------
to any brokerage, finder's fee or other fee or commission in connection with the transactions contemplated by this Agreement based upon any arrangements made by or on behalf of Insight or its Affiliates.

     Section 5.6.   Acquisition for Investment.  Insight is acquiring its
                    --------------------------
ownership interest in NewCo for its own account, for investment purposes only, and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the 1933 Act, in a manner which would require registration under the 1933 Act or any state securities laws. Insight acknowledges the ownership interests in NewCo have not been registered under the 1933 Act or the securities laws of any state and are being offered and sold pursuant to applicable exemptions from such registration and will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the 1933 Act.


                                   ARTICLE VI
                                   Covenants
                                   ---------

     Section 6.1.   Operation of the Assets.  Between the date hereof and the
                    -----------------------
Closing Date, each of Source and Insight shall take all such actions within its power to cause NewCo to carry out any agreements and obligations contemplated herein. Between the date hereof and the Closing, except as contemplated by this Agreement or otherwise consented to in writing by the other party, each of Source and the Source Subsidiaries: (a) shall keep in full force and effect its respective corporate existence, and neither will combine, merge or consolidate or agree to combine, merge or consolidate with any other entity in any manner; and (b) will maintain the Source Assets in the ordinary course of business, shall not grant any license or rights with respect to the Source Intellectual Property, and will generally conduct its business associated with the Source Assets in the ordinary course in accordance with past practices, and, as relating to the Source Assets, use commercially reasonable efforts to maintain relationships with contract parties, suppliers, trade creditors, customers and employees, and preserve the goodwill of advertisers, suppliers, customers and others having business relations with Source or the Source Subsidiaries.
Without limiting the generality of the foregoing, between the date hereof and the Closing, except as contemplated by this Agreement or otherwise previously consented to in writing by the other party: (i) neither Insight nor Source shall become a party to any agreement which, by its terms, restricts Insight or Source from performance of the terms hereof; and (ii) Source shall not enter into any contract related to or affecting the Source Assets in an amount exceeding $20,000, (iii) except in the ordinary course of business, enter into any affiliation contracts, or (iv) incur any capital expenditure to be transferred to NewCo in excess of $20,000 without the consent of Insight, which consent shall not be unreasonably withheld. Each of Insight and Source shall promptly notify the other by written notice in the event of a breach of any covenant contained in this Section 6.1 or upon the occurrence of any event, fact, circumstance or occurrence which make any representation, warranty or disclosure made by such party untrue, incorrect or incomplete as of the date of occurrence of such event, fact, circumstance or occurrence. Source and Insight agree that the transactions described on Schedule 6.1 hereof have been approved by Insight and shall not constitute a violation of the covenants set forth in this Section 6.1.

     Section 6.2.   Source Filings and Consents.
                    ---------------------------

          A.        Governmental Consents and Approvals.  Source shall file
                    -----------------------------------
                    preliminary proxy materials with the SEC within twenty (20) business days following the execution of this Agreement, and will thereafter as promptly as possible file definitive proxy materials with the SEC, using good faith commercially reasonable efforts in responding to any comments of the SEC staff regarding the preliminary proxy materials. Within thirty (30) days from the date of this Agreement, if required, Source will file with the FTC and DOJ the notification form, together with all necessary materials and information, to attempt to secure the expiration or termination of all applicable waiting period(s) relating to any or all of the transactions contemplated hereunder as required on its part under the HSR Act, and will use good faith commercially reasonable efforts in promptly responding, after consultation with Insight, and in cooperation with Insight, to any additional requests for information that may be issued by the FTC or DOJ in response thereto.

          B.        Other Consents and Approvals.  Upon filing its definitive
                    ----------------------------
                    proxy material, Source agrees: (i) that it shall use its best efforts to provide third parties with approval rights all relevant information pertaining to the transactions for which approval is sought, to initiate communications with such parties in order to obtain their consents and to encourage such parties to render their consents; and (ii) that it will utilize good faith commercially reasonable efforts in taking other actions to secure all approvals which are necessary for the consummation of the transactions contemplated hereunder. These efforts shall be made by Source to secure the vote or consent of its stockholders (both common and preferred) as is necessary to approve the transactions contemplated hereby and by the Stock Purchase Agreement and to secure the consents and approvals necessary from holders of its Senior Secured Notes, or any other party who may, by law or contractual right, have the right to consent to and approve the transactions contemplated hereby by Source and by the Stock Purchase Agreement by Source.

          C.        Consents to Transfer of Certain Source Assets.  In addition,
                    ---------------------------------------------
                    Source shall (i) obtain the necessary consents from third parties with regard to each license, sublicense, agreement, or permission scheduled on Schedule 2.1D which is indicated as being only transferrable or assignable with the consent of the third party and (ii) use its commercially reasonable efforts, both before and after Closing, to obtain any necessary consents (which shall not include any obligation to pay for such consent or assume any liabilities in connection therewith) to the assignment of the Source Contracts to NewCo; provided that in each case, unless reasonably acceptable to Insight, such consent shall not require NewCo or Insight to agree to make any material payments or incur any additional material obligation as a condition to obtaining such consent or accept, agree or accede to any modification or amendment to the licence, sublicense, agreement, permission or Source Contract for which consent is being sought.

     Section 6.3.   Further Assurances.  At any time and from time to time after
                    ------------------
the Closing, Source shall, at the reasonable request and expense of NewCo (but without any further consideration from NewCo), execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, such further instruments of conveyance, assignment and transfer, and to take all such actions as Insight or NewCo shall reasonably request in order to more fully and effectively vest in NewCo, or confirm NewCo's title or rights to the Source Assets (including but not limited to the Source Intellectual Property which will be transferred to NewCo by Source) and to otherwise fulfill the terms and conditions contained in this Agreement.

     Section 6.4.   Insight Filings and Consents.
                    ----------------------------

          A.        Governmental Consents and Approvals.  Within thirty (30)
                    -----------------------------------
                    days from the date of this Agreement, if required, Insight will file with (or will have filed by its ultimate parent) the FTC and DOJ the notification form, together with all necessary materials and information, to attempt to secure the expiration or termination of all applicable waiting period(s) relating to any or all of the transactions contemplated hereunder as required on its part under the HSR Act, and will use good faith commercially reasonable efforts in promptly responding, after consultation with and in cooperation with Source, to any additional requests for information that may be issued by the FTC or DOJ in response thereto.

          B.        Other Consents.    Insight will use its commercially
                    --------------
                    reasonable efforts to secure the consents and approvals necessary from any party who may, by law or contractual right, have the right to consent to and approve the transactions contemplated hereby by Insight and by the Stock Purchase Agreement by Insight. In addition, Insight agrees to reasonably cooperate with Source in its efforts to obtain any necessary consents and approvals in order to fulfill Source's covenants under Section 6.2 above, provided that, unless reasonably acceptable to Insight, such cooperation shall not require Insight to agree to make any material payments or incur any additional material obligation as a condition to obtaining such consent or accept, agree or accede to any modification or amendment to the licence, sublicense, agreement, permission or Source Contract for which consent is being sought.

     Section 6.5.   Access to Information.  From the date hereof to Closing,
                    ---------------------
Source shall cause its officers, directors, employees and agents to afford the directors, officers, employees, agents, representatives and advisors of Insight access upon reasonable notice at all reasonable time to its officers, employees, agents, properties, books, records, and contracts, as Insight may reasonably request for purposes of conducting review, inspection and evaluation of the Source Assets (including, but not limited to the Source Intellectual Property); provided, however, Source shall not be required to provide such access or information to the extent that it has been advised by counsel that the provision of such access or information could be violative of antitrust laws or existing confidentiality agreements to which it is subject. Each of Insight and Source shall continue to maintain in confidence and will not use or disclose to others, or permit its representatives to use or disclose to others, other than for the purpose of confirming the information obtained in its due diligence, information, data or procedures (including information related to costs, sales, contracts, employees, customers, suppliers, financial condition or prospects) which may be of a confidential nature which they have received from the other party ("Confidential Information"), all in accordance with the terms of the Non-Disclosure Agreement dated July 29, 1999. In the event the transactions contemplated by this Agreement are not consummated for any reason (including, without limitation, the failure to obtain the consents and approvals referenced in Article VI hereof), each of Insight and Source shall promptly return to the other all documents and records containing or referring to the Confidential Information, including without limitation, any records contained on computer hard disk, back-up drive or e-mail. All documents and other writings, in any such form, prepared based on the Confidential Information shall be destroyed, and such destruction shall be confirmed in writing to Source by an authorized officer who supervised such destruction.

     Section 6.6.   Management Agreement.  A. Source and Insight covenant and
                    --------------------
agree to each use commercially reasonable efforts to finalize the terms of a management agreement (the "Management Agreement") to be executed upon the Closing in accordance with this Section 6.6.

          B. The Management Agreement shall provide, subject to the limitations and approval rights set forth in this Agreement and the Operating Agreement, that the Manager shall have power and authority, on behalf of NewCo itself and on behalf of its Subsidiaries, among other things, to (i) purchase, lease or otherwise acquire, or sell, lease or otherwise dispose of, any property, (ii) form Subsidiaries, (iii) open bank accounts and otherwise invest funds, (iv) incur or guarantee indebtedness, (v) authorize a Member to guarantee indebtedness of NewCo or any of its Subsidiaries, (vi) issue additional Units,
(vii) purchase insurance on the business and assets of NewCo, (viii) commence lawsuits and other proceedings, (ix) enter into any agreement, instrument or other writing, (x) retain accountants, attorneys or other agents, and (xi) take any other lawful action that the Manager considers necessary, convenient or advisable in connection with the business of NewCo. Subject to the limitations and approval rights set forth in this Agreement, the Operating Agreement and the Management Agreement, the Manager shall have the power to cause NewCo to enter into contracts with Affiliates of NewCo or the Manager in respect of property, services, or credit in the ordinary course of business, but only if the monetary or business consideration arising therefrom would be comparable and substantially as advantageous to NewCo as in a comparable transaction with a Person not an Affiliate.

          C. The Management Agreement will set forth the terms under which the business of NewCo will be conducted, including without limitation, the employees, if any, to be hired by NewCo and adequate arrangements for other necessary services and business functions of NewCo, such as accounting, administrative, technical, sales and marketing, access, distribution and/or other services. Except to the extent mutually agreed to otherwise by Insight and Source, Source shall continue to provide all necessary services and/or all business functions for NewCo and shall be reimbursed for the costs and expenses related to providing these necessary services and/or business functions by NewCo without any markup. Upon the date which is ninety (90) days after Closing, in the event and to the extent that Insight and Source have not agreed as to the terms of the Management Agreement, then either Source or Insight may elect to initiate arbitration and shall have fifteen (15) days from the expiration of such ninety (90)-day period within which to mutually agree on an arbitrator. In the event that Source and Insight do not agree on an arbitrator within the fifteen day period, by request of either Insight or Source, the American Arbitration Association shall appoint an arbitrator. The cost of such arbitrator shall be borne equally by Source and Insight. Both Insight and Source shall submit a proposed Management Agreement to the arbitrator, and the arbitrator shall select either the proposed Management Agreement of Insight or the proposed Management Agreement of Source. Such selected proposal shall constitute the terms of the Management Agreement.

          D. The Management Agreement shall contain, in addition to the customary terms and conditions of a management arrangement as contemplated herein and other terms as mutually agreed to by the parties, the following provisions:

               (i) "Developments" means any and all materials, developments, inventions, improvements or modifications (including computer software and computer software documentation), whether patentable or unpatentable, copyrightable or uncoyrightable, which are developed by employees, officers, agents, subcontractors, or authorized assigns of Source in the performance of the Management Agreement.

               (ii) "Intellectual Property Rights" means rights given by law in intellectual information, including, but not limited to, Patents, copyrights, trade secrets, and know-how.

               (iii) "Patents" means patent application(s) and patent(s), including any and all continuations, continuations-in-part, divisions, reissues, reexaminations, and extensions thereof.

               (iv) NewCo shall have the sole and exclusive ownership of the Developments, including, without limitation, the Intellectual Property Rights (hereinafter referred to as "NewCo Intellectual Property Rights") in the Developments. Copyrightable aspects of the Developments shall be works made for hire, vesting sole and exclusive ownership in such Developments to NewCo. To the extent such copyrightable aspects of the Developments are deemed not to be works made for hire, all right, title and interest in and to the Developments shall be deemed automatically assigned to NewCo. Source shall, upon written request by NewCo, execute and deliver to NewCo any documents necessary to vest in NewCo the sole and exclusive ownership of the Developments, including, without limitation, those documents necessary to vest in NewCo sole and exclusive ownership of the NewCo Intellectual Property Rights.

               (v) At its option and expense, NewCo may prepare, file, prosecute and/or maintain copyright registrations or Patents (hereinafter referred to as "NewCo Copyrights and Patents") in any country of the world based on the Developments. Source and its employees, officers, agents, subcontractors, or authorized assigns shall reasonably assist NewCo in the preparation, filing, prosecution and/or maintenance of the NewCo Copyrights and Patents and shall, upon written request by NewCo, execute and deliver to NewCo such documents as may be necessary or advisable to permit NewCo to prepare, file, prosecute and/or maintain the NewCo Copyrights and Patents. NewCo shall be the sole owner of the NewCo Copyrights and Patents.

               (vi) The contributions by Source relating to future developments shall not affect Source's ownership interest, Percentage Interest or Units in NewCo.

     Section 6.7.   Affiliation, License and Escrow Agreements.  Source and
                    ------------------------------------------
Insight covenant and agree to use commercially reasonable efforts to finalize prior to the Closing Date the terms and provisions of (a) an Affiliation Agreement relating to the carriage of the Interactive Channel over Insight's cable television systems; (b) a License Agreement granting Insight a license, for the same length of time as the term stated in the Affiliation Agreement (notwithstanding the termination of the Affiliation Agreement as a result of NewCo's filing for bankruptcy), to use NewCo's intellectual property in connection with Insight's cable television systems; and (c) an Escrow Agreement that would provide Insight with access to and the right to use the source code and any other information necessary for Insight to continue using NewCo's intellectual property pursuant to the License Agreement in the event NewCo breached the License Agreement, became insolvent, or filed for protection of the bankruptcy laws. In the event definitive Affiliation, License and Escrow Agreements are entered into between Source and Insight prior to the Closing Date, Source and Insight covenant and agree that Source shall assign such agreements to NewCo, and NewCo shall assume such agreements, in their entirety on the Closing Date and such contribution by Source shall not affect Source's ownership interest, Percentage Interest or Units in NewCo.

     Section 6.8.   Public Announcements.  Source and Insight covenant and agree
                    --------------------
with each other that subject to applicable securities law or stock exchange requirements, each of Source and Insight shall promptly advise and consult with the other before issuing, or permitting any of their respective directors, officers, employees, agents or Affiliates to make any public disclosure or issue any press release with respect to this Agreement or the transactions contemplated hereby, but the parties acknowledge that Source will disclose necessary information in its solicitation of proxies, approvals and consents as required for the approval of the transactions contemplated hereunder.

     Section 6.9.   Preservation of Books and Records; Access.  Except as
                    -----------------------------------------
otherwise required by Section 9.4, for a period of five (5) years after the Closing Date, Insight and Source shall cause NewCo to (i) preserve and retain the records relating to the ownership and operation of the Source Assets transferred to NewCo; and (ii) permit Source and Insight and their authorized representatives to have reasonable access thereto and to meet with employees of NewCo, on a mutually convenient basis, to obtain additional information and explanations or conduct an audit with respect to such books and records.


                                   ARTICLE VII
                          Conditions Precedent to the
                         Closing Obligation of Insight
                         -----------------------------

     Insight's obligation to consummate the transaction contemplated by this Agreement is subject to the fulfillment prior to or at the Closing, of each of the following conditions, each of which may be waived at the sole discretion of
Insight:

     Section 7.1.   Accuracy of Representations and Warranties.  Each and every
                    ------------------------------------------
representation, warranty and covenant of Source under this Agreement shall be true and accurate in all material respects as of the date when made and as of the Closing, except to the extent a representation, warranty or covenant specifically is stated to relate only to a precise date. Not later than the second business day prior to the anticipated day of Closing, Source will deliver to Insight any revisions to any Source Schedule prepared and delivered hereunder necessary to make such Source Schedule and the representations, warranties, and covenants hereunder true and correct as of the Closing Date; the fact that such different, changed or revised items are disclosed on the revised Source Schedules does not constitute a waiver of Section 7.6, if applicable under the terms thereof.

     Section 7.2.   Performance of Covenants and Agreements.  Source shall have
                    ---------------------------------------
performed in all material respects at or prior to the Closing all of the covenants and agreements required to be performed by it at or prior to the Closing in accordance with this Agreement.

     Section 7.3.   Litigation.  No action, suit, proceeding, investigation,
                    ----------
inquiry or request for information by any third person (including, but not limited to, any Governmental Authority) shall have been instituted or threatened against Source, Insight, NewCo or any of their respective Affiliates that questions the validity or legality of this Agreement, or the transactions contemplated hereby which, if successful, would prevent Insight from consummating the transactions contemplated hereby or which would create or cause NewCo or Insight or their respective Affiliates to suffer or incur a material liability.

     Section 7.4.   Certificates of Source.  Source shall have delivered to
                    ----------------------
Insight a certificate signed by its President, certifying that (i) each and every representation and warranty of Source under this Agreement is true and accurate in all material respects as of the Closing; and (ii) Source has performed in all material respects at or prior to the Closing all of the covenants and agreements required to be performed by it at or prior to the Closing in accordance with this Agreement.

     Section 7.5.   Stock Purchase Agreement.  The transactions contemplated by
                    ------------------------
the Stock Purchase Agreement shall have closed simultaneously with the Closing of the transactions contemplated hereby.

     Section 7.6.   Adverse Change.  Between December 31, 1998, and the Closing
                    --------------
Date there shall have been no material adverse change in the Source Assets (including, but not limited to the Source Intellectual Property) or in the financial condition or operations of Source and its Subsidiaries taken as a whole, other than changes affecting the interactive advertising and interactive media programming industries in general, changes as a result of general economic conditions, or negative financial operating results for any financial period.

     Section 7.7.   Consents and Approvals.  All consents and approvals
                    ----------------------
necessary to be obtained by Source, Insight and Insight Inc., including without limitation, (i) consents or expiration of waiting periods under the HSR Act,
(ii) bondholder and shareholder consents, and (iii) consents of third parties to the transfer or assignment of Source Contracts or Source Intellectual Property shall have been obtained to the reasonable satisfaction of Insight, with the exception to this clause (iii) that, as conditions to Closing and only with regard to each license, sublicense, agreement, or permission scheduled on
Schedule 2.1D which is indicated as being only transferrable or assignable with the consent of the third party, Source shall only be required to obtain the consents from third parties with regard to such license, sublicense, agreement, or permission identified on Schedule 2.1D by "*". The fact that not all consents are conditions to Closing shall not in any way relieve Source of its covenant and agreement to obtain such consents under Section 6.2 or otherwise or its indemnification obligations under Article X hereof if it fails to obtain such consents.

     Section 7.8.   Deliveries.  All deliveries required from Source and NewCo
                    ----------
under Sections 3.2, 3.4 and 6.7 hereof shall be tendered at Closing, provided that delivery of executed copies of the Management Agreement shall not be a condition to Closing, but shall be governed by Section 6.6 of this Agreement.

     Section 7.9.   Effect of Closing.  Notwithstanding anything stated in this
                    -----------------
Agreement to the contrary, to the extent the Closing is consummated, all conditions to Closing set forth in this Article VII shall be deemed waived for purposes of Closing.


                                  ARTICLE VIII
                          Conditions Precedent to the
                          Closing Obligation of Source
                          ----------------------------

     Source's obligation to consummate the transaction contemplated by this Agreement is subject to the fulfillment prior to or at the Closing, of each of the following conditions, each of which may be waived at the sole discretion of
Source:

     Section 8.1.   Accuracy of Representations and Warranties.   Each and every
                    ------------------------------------------
representation, warranty and covenant of Insight under this Agreement shall be true and accurate in all material respects as of the date when made and as of the Closing, except to the extent a representation, warranty or covenant specifically is stated to relate only to a precise date. Not later than the second business day prior to the anticipated day of Closing, Insight will deliver to Source any revisions to any Insight Schedule prepared and delivered hereunder necessary to make such Insight Schedule and the representations, warranties, and covenants hereunder true and correct as of the Closing Date; the fact that such different, changed or revised items are disclosed on the revised Insight Schedules does not constitute a waiver of any rights by Source.

     Section 8.2.   Performance of Covenants and Agreements.  Insight shall have
                    ---------------------------------------
performed at or prior to the Closing all of the covenants and agreements required to be performed by it at or prior to the Closing in accordance with this Agreement.

     Section 8.3.   Litigation.  No action, suit, proceeding, investigation,
                    ----------
inquiry or request for information by any third person (including, but not limited to, any Governmental Authority) shall have been instituted or threatened against Insight, Source, NewCo or any of their respective Affiliates that questions the validity or legality of this Agreement, or the transactions contemplated hereby which, if successful, would prevent Source from consummating the transactions contemplated hereby.

     Section 8.4.   Certificates of Insight.  Insight shall have delivered to
                    -----------------------
Source a certificate of Insight signed by its President certifying that (i) each and every representation and warranty of Insight under this Agreement is true and accurate in all material respects as of the Closing; and (ii) Insight has performed in all material respects at or prior to the Closing all of the covenants and agreements required to be performed by it at or prior to the Closing in accordance with this Agreement.

     Section 8.5.   Stock Purchase Agreement.  The transactions contemplated by
                    ------------------------
the Stock Purchase Agreement shall have closed simultaneously with the Closing of the transactions contemplated hereby.

     Section 8.6.   Consents and Approvals. All consents and approvals necessary
                    ----------------------
to be obtained by Source, Insight and Insight Inc., including without limitation, (i) consents or expiration of waiting periods under the HSR Act,
(ii) bondholder and shareholder consents, and (iii) consents of third parties to the transfer or assignment of Source Contracts or Source Intellectual Property shall have been obtained to the reasonable satisfaction of Source, with the exception to this clause (iii) that, as conditions to Closing and only with regard to each license, sublicense, agreement, or permission scheduled on
Schedule 2.1D which is indicated as being only transferrable or assignable with the consent of the third party, Source shall only be required to obtain the consents from third parties with regard to such license, sublicense, agreement, or permission identified on Schedule 2.1D by "*". The fact that not all consents are conditions to Closing shall not in any way relieve Source of its covenant and agreement to obtain such consents under Section 6.2 or otherwise or its indemnification obligations under Article X hereof if it fails to obtain such consents.

     Section 8.7.   Deliveries.  All deliveries required from Insight and NewCo
                    ----------
under Sections 3.3 and 3.4 hereof shall be tendered at Closing, provided that delivery of executed copies of the Management Agreement shall not be a condition to Closing, but shall be governed by Section 6.6 of this Agreement.

     Section 8.8.   Effect of Closing.  Notwithstanding anything stated in this
                    -----------------
Agreement to the contrary, to the extent the Closing is consummated, all conditions to Closing set forth in this Article VIII shall be deemed waived for purposes of Closing.


                                  ARTICLE IX
                         Ad Valorem and Transfer Taxes
                        ------------------------------

     Section 9.1.   Ad Valorem Taxes.  All ad valorem taxes attributable to the
                    ----------------
Source Assets for the years prior to 1999, and for the current tax period up to the date of Closing (pro rated on a daily basis) shall be the responsibility of Source. All ad valorem taxes for the current tax period from the date of Closing and thereafter (pro rated on a daily basis) shall be the responsibility of NewCo. NewCo shall promptly after Closing notify all appropriate tax-assessors/collectors of the rights and interests contributed to it pursuant to this Agreement.

     Section 9.2.   Transfer and Similar Taxes.  Notwithstanding anything in
                    --------------------------
this Agreement to the contrary, NewCo shall, to the extent allowed under applicable law, pay (or reimburse a transferring party for) all sales, use, transfer, mortgage stamps, documentary stamp, recording, and other similar taxes and fees ("Transfer Taxes") arising out of or imposed in connection with the transactions effected pursuant to this Agreement. NewCo shall file all necessary documentation and tax returns with respect to such Transfer Taxes.

     Section 9.3.   Retention of Tax Records.  Subject to the provisions of the
                    ------------------------
Operating Agreement, Source and Insight shall, and shall cause their respective Affiliates to, cooperate in the preparation of all tax returns by NewCo and shall provide, or cause to be provided to the requesting party any records and other information requested by such party (limited, however, to information pertaining to the Assets) in connection therewith, as well as access to, and the cooperation of, the auditors of Source and Insight. Subject to the provisions of the Operating Agreement, each party shall cooperate with the other in connection with any tax investigation, audit or other proceeding.

     Section 9.4.   Statute of Limitations.  Source and Insight shall preserve
                    ----------------------
all information, returns, books, records and documents relating to any liabilities for ad valorem taxes or Transfer Taxes with respect to a taxable period until the later of the expiration of all applicable statutes of limitation and extensions thereof, or the conclusion of any litigation with respect to such taxes for such period.


                                   ARTICLE X
                                Indemnification
                                ---------------

     Section 10.1.  Indemnification by Source.  From and after the Closing,
                    -------------------------
Source and each Source Subsidiary, jointly and severally, agrees to indemnify, defend and hold NewCo, Insight and their Affiliates harmless from and against and will reimburse NewCo, Insight and their Affiliates for:

          A.   Source's Breach.   Any and all Losses resulting from any
               ---------------
misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement by or on the part of Source or any Source Subsidiary under this Agreement or in any certificate or other document delivered by Source pursuant to this Agreement or Losses resulting from or arising out of or in connection with any litigation, proceeding or claim by any third party relating to Source or the Source Assets arising out of or relating to the period prior to the Closing Date, including without limitation, those matters listed on
Schedule 4.6. In addition, to the extent that any disclosure, representation or warranty of Source or a Source Subsidiary set forth in Sections 4.6 and 4.8 of this Agreement is qualified, limited or subject to a materiality or other standard or threshold, such as "to the knowledge of", "the best of the knowledge of" or by the condition that "such disclosure, representation, warranty, covenant or agreement would not, or is not or are not expected to, have a Source Material Adverse Effect" or by any other qualification or limitation (whether such qualification, limitation, standard or threshold is set forth herein or under applicable law pertaining to another document to which reference is made herein), then for all purposes of this Article X and the indemnification obligations imposed hereunder, such disclosure, representation or warranty shall be deemed to have been made without such limitation, qualification, material adverse effect standard or other standard or threshold, with it being the intent of the parties that the Indemnified Party be fully indemnified hereunder for any Losses incurred by such party without regard to the qualification, limitation, standard or threshold set forth in the disclosure, representation or warranty. Further, to the extent that rights, potential rights, claims, or potential claims of third parties have been disclosed by Source on Schedules 4.6 or 4.8 hereof or in other documents to which reference is made herein, such items are still fully subject to indemnification under this Article X to the extent that Insight and/or NewCo and/or their respective Affiliates incurs a Loss as a result of such rights, potential rights, claims, or potential claims of third parties.

          B.   Third Party Claims.  Any and all Losses relating to claims by
               ------------------
third parties based on any theory of tort, negligence, personal injury, products liability, strict liability, violation of statute or governmental regulation, statutory or regulatory liability, breach of contract, Taxes of Source or any of its Affiliates, or for any other loss or occurrence in each case related to or associated with Source's ownership prior to the Closing Date of the Source Assets (including, but not limited to, the Source Intellectual Property) and/or Source's ownership or operation of the Transferred Business prior to the Closing Date, howsoever arising (other than with respect to a liability assumed pursuant to Section 2.5 and which does not otherwise involve a breach of a representation, warranty or covenant hereof), whether or not any litigation or claim with respect thereto is now pending or threatened.

          C.   Certain Adjustments.  Source may directly compensate Insight
               -------------------
and/or NewCo and/or their respective Affiliates, as applicable, in cash for any Losses for which Source is obligated to indemnify Insight, NewCo or their respective Affiliates hereunder, or in its sole discretion Source may elect to invoke the provisions of this Section 10.1 C., in which event NewCo, Source and Insight have agreed that the sole and exclusive remedy of NewCo, Insight and their respective Affiliates available to NewCo and/or Insight and/or their respective Affiliates as a result of Source's indemnification obligations and/or as a result of a misrepresentation, breach of warranty or breach of a covenant by Source hereunder is for Source's ownership interest, Percentage Interest and Units in NewCo to be reduced as a result of the amount of the Loss incurred or suffered by NewCo (and indirectly by Insight). Accordingly, upon the determination of the amount of the Loss incurred by NewCo for which Source is obligated to indemnify NewCo and/or Insight and/or their respective Affiliates hereunder, then Source's ownership interest, Percentage Interest and Units will be reduced by subtracting the amount of the Loss incurred or suffered by NewCo from the Fair Market Value of Source's ownership interest, Percentage Interest and Units in NewCo as determined on the date on which the Loss is "Finally Determined". For these purposes, the Fair Market Value of Source's ownership interest, Percentage Interest and Units shall be determined as if Source was a Selling Member under Section 8.8(a) of the Operating Agreement and "Finally Determined" shall mean the date on which a final decision of the arbitrator is issued, on the date on which an order of a court is no longer subject to appeal or when the appeal to the highest court with jurisdiction is denied, whichever is applicable. When the amount of the Loss is Finally Determined, Source shall surrender or be deemed to have surrendered the appropriate number of Units back to NewCo with a Fair Market Value equal to the amount of the Loss in satisfaction of its indemnification obligations hereunder. Thus, if the value of the Source's ownership interest, Percentage Interest and Units in NewCo is $25,000,000 on the date that a Loss of $10,000,000 is Finally Determined, then Source shall surrender 40% of the Units which it then owns in satisfaction of its indemnification obligation hereunder and Source's Percentage Interest shall be reduced accordingly. The indemnification provided under this Article X and the adjustment provided for in this paragraph C (if invoked by Source) shall constitute the sole and exclusive remedy of NewCo, Insight and their Affiliates for any indemnification by Source for claims in respect of Losses suffered by NewCo, Insight and their Affiliates attributable to claims arising under the terms and conditions of this Agreement, but shall not affect in any way the rights and remedies available to Insight and its Affiliates under the Stock Purchase Agreement. NewCo, Insight and their Affiliates shall in no event be entitled to setoff against any future payments to be made by NewCo, Insight or their Affiliates to Source, with it being understood that the distributions to which Source is entitled under the Operating Agreement will be affected by the surrender of Units contemplated hereunder and such distribution shall be made in accordance with the terms and conditions of the Operating Agreement. NewCo or Insight or their respective Affiliates shall be entitled to institute the Dispute resolution procedures set forth in Article XI hereof in order to determine the amount of any Loss subject to indemnification hereunder and Source, NewCo and Insight each agree and covenant to resolve the amount of any Loss which creates or may create an adjustment under this Section 10.1.C. as expeditiously as possible.

          D.   Survival.  The representations and warranties of Source set forth
               --------
in this Agreement will survive the Closing for a period of three years from the date of the Closing and shall thereafter terminate except that (i) the liability of Source will extend beyond such three-year period with respect to any claim which has been asserted in a written notice before the expiration of such three year period and (ii) the representation and warranties of Source (a) set forth in Section 4.3B, (b) related to third party claims and consents, including all matters set forth on Schedule 4.6 and any other third party claims now existing or hereafter arising for which Source has indemnified or agreed to indemnify Insight and/or NewCo and/or their respective affiliates and (c) the Intellectual Property, including all matters set forth on Schedule 4.8 hereof and the indemnity obligations of Source related thereto, will survive the Closing and will continue in full force and effect without limitation. The covenants and agreements of Source in this Agreement and the indemnity obligations of Source related thereto will survive the Closing and will continue in full force and effect until fully performed or discharged.

     Section 10.2.  Indemnification by Insight.  From and after the Closing,
                    --------------------------
Insight agrees to indemnify, defend and hold NewCo and Source harmless from and against and in respect of, and shall reimburse NewCo and Source for:

          A.   Insight's Breach.  Any and all Losses resulting from any
               ----------------
misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement by or on the part of Insight under this Agreement or in any certificate or other document delivered by Insight to Source pursuant to this Agreement including any and all actions, claims, suits, proceedings, demands, assessments, judgments and costs, including, reasonable attorneys' fees, court costs and interest incurred as a result of such Losses.

          B.   Survival.   The representations and warranties and Insight's
               --------
indemnity obligations set forth in this Agreement, shall survive the Closing.

     Section 10.3.  Indemnification by NewCo.  From and after the Closing, NewCo
                    ------------------------
agrees to indemnify, defend and hold Source and its Affiliates harmless from and against and in respect of, and shall reimburse Source for any Losses suffered related to NewCo's failure to pay any liabilities assumed by NewCo under Section 2.5 hereof.

     Section 10.4.  Indemnity Procedure.
                    -------------------

          A.   Third Party Claims.  In the event any party receives written
               ------------------
notice of the commencement of any action or proceeding, the assertion of any claim by a third party or the threatened imposition of any Loss for which indemnity may be sought pursuant to this Article X ("Claim"), and such party (the "Indemnified Party") intends to seek indemnification from the other party (the "Indemnifying Party") pursuant to this Article X, the Indemnified Party shall provide the Indemnifying Party with prompt written notice of such Claim and the Indemnifying Party shall have the right to assume control of the defense (with counsel selected by it), appeal or settlement of such Claim with respect to which such indemnity has been invoked, and the Indemnified Party will fully cooperate with the Indemnifying Party in connection therewith. The Indemnifying Party shall bear the entire cost of defending such Claim and the Indemnifying Party shall not be liable for any further legal or other expenses subsequently incurred by the Indemnified Party in connection with such defense unless otherwise agreed to in writing by the parties or as herein provided; provided, however, the Indemnified Party shall have the right to participate in such defense, at its own cost and expense, and the Indemnified Party shall have the obligation to cooperate with such defense. If the Indemnifying Party does not timely assume the entire defense of such Claim, the Indemnified Party may assume such defense and the Indemnifying Party shall bear the entire cost of defending such Claim. The Indemnifying Party shall not have the right to settle any such Claim without the written consent of the Indemnified Party unless settlement contemplates only a general release for money damages to be paid solely by the Indemnifying Party. Failure of a party to give prompt notice of a Claim for which indemnification is sought hereunder shall not affect such party's right to indemnification hereunder except to the extent that the Indemnifying Party shall have been prejudiced as a result of such failure, and except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give notice.

          B.   Other Claims.  A party shall be entitled to recover from the
               ------------
other party for all Losses or matters in this Article X which are suffered, incurred or borne by such party, even though the Losses or matter is not related to or the result of a claim brought by a third party.

          C.   Benefit of NewCo.  The provisions of this Article X and the
               ----------------
obligations to provide indemnity to NewCo by each of the parties hereto in accordance with the terms hereof, is hereby expressly declared to be for the benefit of NewCo as a third party beneficiary, and NewCo will be entitled to independently enforce any rights it may have under this Article X as if and to the same extent as if it was a party hereto.


                                  ARTICLE XI
                                   Disputes
                                   --------

     Section 11.1.  Procedure.  In the event of a dispute between the parties
                    ---------
arising out of or related to this Agreement (the "Dispute"), the parties agree to utilize the procedures specified in this Article XI (the "Procedure"), unless otherwise modified by written agreement of the parties at the time the Dispute arises.

     Section 11.2.  Initiation of Procedure.  A party seeking to initiate the
                    -----------------------
Procedure (the "Initiating Party") shall give written notice to the other party, describing briefly the nature of the Dispute and its claim and identifying an individual with authority to settle the Dispute on its behalf. The party receiving such notice (the "Responding Party") shall have five (5) business days within which to designate, in a written notice given to the Initiating Party, an individual with authority to settle the Dispute on its behalf. The individuals so designated shall be known as the "Authorized Individuals." Absent agreement by the parties, neither of the Authorized Individuals shall have had direct substantive involvement in the matters involved in the Dispute.

     Section 11.3.  Unassisted Settlement.  Within thirty (30) days from the
                    ---------------------
date of the Initiating Party's notice, the Authorized Individuals shall make such investigation as they deem appropriate and shall conclude discussions concerning resolution of the Dispute. If the Dispute has not been resolved within such thirty (30) day period, it shall at that time be submitted ("Submission Date") to binding alternative dispute resolution ("ADR"), in accordance with the following provisions.

     Section 11.4.  Selection of Arbitrator.  The parties shall have ten (10)
                    -----------------------
days from the Submission Date to agree upon a mutually acceptable neutral person not affiliated with either of the parties (the "Arbitrator"). If the Arbitrator has not been selected within such time, the parties agree jointly to request the American Arbitration Association to supply within ten (10) days a list of potential neutrals with qualifications as specified by the parties in the joint request. Within five (5) days of receipt of the list, the parties shall independently rank the proposed candidates, shall simultaneously exchange rankings, and shall select as the Arbitrator the individual receiving the highest combined ranking who is available to serve.

     Section 11.5.  Time and Place for ADR.  In consultation with the
                    ----------------------
Arbitrator, the parties shall promptly designate a mutually convenient time and place for ADR to be held not later than thirty (30) days after selection of the Arbitrator.

     Section 11.6.  Exchange of Information.  In the event either of the parties
                    -----------------------
has substantial need for information in the possession of the other party to prepare for the ADR, the parties shall attempt in good faith to agree upon procedures for the expeditious exchange of such information, with the help of the Arbitrator if required.

     Section 11.7.  Summary of Views.  One (1) week prior to the first scheduled
                    ----------------
session of the ADR, each party shall deliver to the Arbitrator and to the other party a concise written summary of its views on the matter in Dispute.

     Section 11.8.  Staffing the ADR.  During the ADR, each party shall be
                    ----------------
represented by the Authorized Individual and by counsel. In addition, each party may bring such additional persons as needed to respond to questions, contribute information and participate in the negotiations; the number of such additional persons to be agreed upon by the parties in advance, with the assistance of the Arbitrator, if necessary.

     Section 11.9.  Conduct of ADR.  The parties, in consultation with the
                    --------------
Arbitrator, will agree upon a format for the meetings, designed to assure that both the Arbitrator and the Authorized Individuals have an opportunity to hear an oral presentation of each party's views of the matter in Dispute, and that the Authorized Individuals attempt to negotiate a resolution of the matter in Dispute, with or without the assistance of counsel or others, but with the assistance of the Arbitrator. To this end, the Arbitrator is authorized to conduct both joint meetings and separate private caucuses with the parties. The Arbitrator will keep confidential all information learned in private caucus with either party unless specifically authorized by such party to make disclosure of the information to the other party.

     Section 11.10. Decision of Arbitrator.  The decision of the Arbitrator
                    ----------------------
shall be final and non-appealable, and judgment may be entered thereon in any court of competent jurisdiction.

     Section 11.11. Fees of Arbitrator; Disqualification.  The fees of the
                    ------------------------------------
Arbitrator shall be shared equally by the parties, unless the Arbitrator makes a specific finding to the contrary. The Arbitrator shall be disqualified as a witness, consultant, expert or counsel for either party with respect to the matters in Dispute and any related matters.

     Section 11.12. Court Order.  Nothing in this Article XI shall limit the
                    -----------
right of any party hereto to obtain an order directing the appointment of an Arbitrator, a temporary restraining order, injunction or similar court action concerning any claim or dispute until the subject arbitration can be heard and an award rendered.

                                  ARTICLE XII
                         Cooperation in Various Matters

     Section 12.1.  Mutual Cooperation.  Every party to this Agreement shall
                    ------------------
cooperate with the other parties, which cooperation shall include the furnishing of testimony and other evidence, permitting access to employees and providing information regarding the whereabouts of former employees, as reasonably requested by such other party in connection with the prosecution or defense of any claims or other matters relating to the subject matter hereof.

     Section 12.2.  Preparation of Reports, Etc.  Each of Insight and Source
                    ---------------------------
shall cooperate and cause its employees to cooperate with the other party and with NewCo in the preparation of financial and other reports and statements relating to the operations of NewCo and the transfer of the Source Assets, consistent with the prior practices of Insight and Source for periods ending on or prior to the Closing Date.


                                 ARTICLE XIII
                                   Expenses
                                   --------

     Except as expressly set forth herein, each party to this Agreement shall pay all expenses incurred by it or on its behalf in connection with the preparation, authorization, execution and performance of this Agreement, including, but not limited to, all fees and expenses of agents, representatives, brokers, counsel and accountants engaged by it.

                                  ARTICLE XIV
                                    Notices
                                    -------

     Section 14.1.  Procedure and Addresses. All notices, requests, demands and
                    -----------------------
other communications required or permitted to be given hereunder shall be deemed to have been duly given if in writing and delivered personally, or on the third business day following deposit in the U.S. mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission (with a confirmation of receipt) or on the next business day if by a nationally recognized courier service, at the following addresses:

     If to Source:

     Source Media, Inc.
     Attention: Stephen W. Palley, Chief Executive Officer

     5400 LBJ Freeway, Suite 680
     Dallas, Texas 75240
     Fax: (972)701-5454

     With a copy to:

     Cooperman Levitt Winikoff Lester & Newman, P.C.
     800 Third Avenue
     New York, New York 10022
     Attention: Robert L. Winikoff, Esq.
     Fax: (212) 755-2839

     If to Insight:

     c/o Insight Communications Company, Inc.
     Attention: Michael S. Willner
     126 East 56/th/ Street
     New York, New York  10022
     Fax: (212) 371-1549

     with copies to:

     Dow, Lohnes & Albertson
     1200 New Hampshire Avenue, N.W.
     Suite 800
     Washington, D.C. 20036
     Attention: Leonard Baxt, Esq.
     Fax: (202) 776-2222


     Section 14.2.  Change of Notice Address.  Any party may change the address
                    ------------------------
to which such communications are to be directed to it by giving written notice to the other party in the manner provided in Section 14.1.

                                  ARTICLE XV
                                    General
                                    -------

     Section 15.1.  Entire Agreement.  This Agreement, together with the
                    ----------------
Schedules and Exhibits hereto, and the other agreements, documents and instruments being delivered at the Closing, set forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof, whether written or oral. No representation, promise, inducement or statement of intention relating to the transactions contemplated by this Agreement has been made by or on behalf of any party hereto which is not set forth in this Agreement.

     Section 15.2.  Headings.  The Article and Section headings contained in
                    --------
this Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement.

     Section 15.3.  Governing Law; Jurisdiction and Venue.  This Agreement shall
                    -------------------------------------
be governed by, construed and enforced in accordance with the internal laws of the State of Delaware, excluding the conflict of laws provisions thereof that would otherwise require the application of the law of any other jurisdiction. The parties hereto acknowledge and agree that the state and federal courts sitting in the State of Delaware shall have jurisdiction in any matter arising out of this Agreement, and the parties hereby consent to such jurisdiction and agree that the venue of any such matter shall also be proper in such state and federal courts sitting in the State of Delaware.

     Section 15.4.  Counterparts.  This Agreement may be executed in multiple
                    ------------
counterparts (including counterparts executed by one party), each of which shall be an original, but all of which shall constitute a single agreement.

     Section 15.5.  Binding Agreement; Assignment.  This Agreement shall be
                    -----------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but this Agreement shall not be assignable by either party without the prior written consent of the other party.

     Section 15.6.  Amendment.  This Agreement may be amended only in a writing
                    ---------
executed by the parties hereto which specifically states that it amends this Agreement.

     Section 15.7.  No Waiver.  Failure of any party to insist upon strict
                    ---------
observance of or compliance with any term of this Agreement in one or more instances shall not be deemed to be a waiver of its rights to insist upon such observance or compliance with the other terms hereof, or in the future.

     Section 15.8.  Severability.  If any term, covenant or condition of this
                    ------------
Agreement or the application thereof to any person or circumstance (other than a term, covenant, condition or application which affects the essence of this Agreement) shall, to any extent, be invalid or unenforceable, such unenforceability shall not affect any other provision hereof. If any provision of this Agreement is held invalid or unenforceable because the fulfillment of such provision would involve exceeding the limit of validity prescribed by law, then upon the occurrence of such a determination, the obligation to be fulfilled shall be reduced to the limit of validity prescribed by law. If the provision of the Agreement which is found to be invalid or unenforceable cannot be modified so as to be enforceable under existing laws, unless such provision affects the essence of this Agreement, this Agreement shall be construed and enforced as if such provision had not been included herein.

                                  ARTICLE XVI
                 Insight Communications Guaranty of Obligations
                 ----------------------------------------------

     Insight Communications hereby guarantees the prompt and punctual performance of all obligations of Insight under this Agreement, the other agreements and documents contemplated hereby, and by the Stock Purchase Agreement and the other agreements and documents contemplated thereby (collectively, the "Definitive Documents"). In the event of a default of any such obligations by Insight, NewCo or Source shall, after having made written demand on Insight which demand has gone unsatisfied for a period of thirty (30) days, have the right to demand (without any further attempt at collection) that Insight Communications satisfy the unfulfilled obligation by providing written notice detailing the failure of performance by Insight, and Insight Communications shall fulfill such obligation within fifteen (15) days thereafter. Insight Communications shall have the right to substitute an Affiliate in its place as guarantor hereunder, with the prior written consent of Source, which consent shall not be unreasonably withheld based upon the financial strength of such substitute.

     Insight Communications has all requisite corporate power and corporate authority to execute and deliver this Agreement and to perform its obligation under this Article XVI. The execution and delivery of this Agreement by Insight Communications in accordance with the terms hereof, and the performance of the transactions contemplated hereunder by Insight Communications in the circumstances set forth above, have been duly and validly approved by its Board of Directors and by all other corporate action, if any, necessary on behalf of Insight Communications. The obligations imposed on Insight Communications under this Agreement are valid, legal and binding obligations of Insight Communications enforceable against it in accordance with their terms, except as limited by bankruptcy and insolvency laws and other laws affecting the rights of creditors generally and the application of general equitable principles. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Insight Communications will not (a) violate any law, regulation, order or decree, or (b) subject to the receipt of any necessary consents, conflict with or result in any breach of, or constitute a default under, Insight Communications' corporate charter or bylaws, or any agreement or contract to which it is a party or by which it or its assets are bound or affected.


     Insight Communications hereby waives notice of acceptance of this guaranty. Source and Insight may at any time, and from time to time, without notice to or consent of Insight Communications and without impairing or releasing the obligations of Insight Communications hereunder: (i) modify, release, exchange, extend or renew any obligation or liability of Insight under this Agreement and the other Definitive Documents, (ii) exercise or refrain from exercising any rights under the Definitive Documents and (iii) compromise or subordinate any obligation or liability of Insight. Any other suretyship defenses are hereby waived by Insight Communications. This Article XVI is not intended and shall not be construed to create any rights in any Person other than Source and NewCo, and no other Person (including without limitation, any creditor or shareholder of Source or NewCo) shall have or may assert any rights as a third party beneficiary of any of the provisions of this Article XVI.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.
SOURCE MEDIA, INC.


By:      /s/ Stephen W. Palley
   ---------------------------------
                                      Stephen W. Palley
                                      Chief Executive Officer


                                    INSIGHT INTERACTIVE, LLC

                                    By:  Insight Communications Company, Inc.
                                           Its sole member

By:     /s/ Michael S. Willner
   ---------------------------------
                                          Name:       Michael S. Willner
                                          Title:      President

                                    NEWCO, L.L.C.

By:
   ---------------------------------
                                          Name:
                                          Title:

            For the limited purposes set forth in Article XVI above:


                                    INSIGHT COMMUNICATIONS COMPANY, INC.

By:     /s/ Michael S. Willner
   ---------------------------------
                                          Name:       Michael S. Willner
                                          Title:      President

                                 SCHEDULE LIST


     Schedule       Description
     --------       -----------


     2.1 A           Source Equipment

     2.1 B           Source Intellectual Property

     2.1 D           Source Contracts

     2.1 E           Source Inventory

     2.1 F           Source Accounts Receivable

     4.2             Capitalization Table of Source

     4.4             Source Assets Ownership Exceptions

     4.6             Source Litigation

     4.8             Source Intellectual Property Ownership Exceptions

     4.9             Source Tax Exceptions

     4.12            Brokers

     4.13            Source Transactions with Interested Persons

     6.1             Approved Transactions

                                  EXHIBIT LIST



Exhibit              Description
-------              -----------

A                 Form of Limited Liability Company Agreement of NewCo, L.L.C.

B-1               Form of Assignment and License Agreement

B-2               Form of Assignment Agreement

C                 Form of General Assignment, Bill of Sale and Conveyance

                                                                       Exhibit C
                                                                       ---------



                           COMMON STOCK AND WARRANTS
                               PURCHASE AGREEMENT



                                 by and between



                               SOURCE MEDIA, INC.


                                      and


                            INSIGHT INTERACTIVE, LLC



                                  Dated as of


                                 July 29, 1999

                  COMMON STOCK AND WARRANTS PURCHASE AGREEMENT

                               Table of Contents

                                                                                    Page
ARTICLE I    Covenants Regarding Consents and Approvals; Due Diligence                1
   Section 1.1      Consents and Approvals Sought by the Company                      1
   Section 1.2      Consents and Approvals Sought by Insight                          2
   Section 1.3      Exclusivity                                                       2

ARTICLE II   Purchase of Common Stock and Warrants                                    3
   Section 2.1      Sale of Common Stock                                              3
   Section 2.2      Purchase Price                                                    3
   Section 2.3      Sale of Warrants                                                  3
   Section 2.4      Closing                                                           3

ARTICLE III  Company Covenants Regarding Shareholder Rights Granted Insight           3
   Section 3.1      Board of Directors                                                3
   Section 3.2      Board Committees                                                  4
   Section 3.3      Grant of Preemptive Rights                                        4
   Section 3.4      Organic Changes                                                   5

ARTICLE IV   Representations, Warranties and Covenants of the Company                 6
   Section 4.1      Corporate Existence and Qualification                             6
   Section 4.2      Subsidiaries                                                      6
   Section 4.3      Capitalization                                                    7
   Section 4.4      Corporate Authority, Approval and Enforceability                  7
   Section 4.5      Noncontravention                                                  8
   Section 4.6      Shares Validly Issued/Registration                                8
   Section 4.7      Litigation                                                       10
   Section 4.8      Contracts                                                        11
   Section 4.9      Licensed Intellectual Property and Intangible Property and Data  12
   Section 4.10     Compliance with Laws                                             14
   Section 4.11     Taxes                                                            14
   Section 4.12     Financial Statements                                             14
   Section 4.13     Subsequent Events                                                15
   Section 4.14     Governmental Consents and Approvals                              15
   Section 4.15     Other Consents and Approvals                                     15
   Section 4.16     Loan Obligations and Commitments                                 16
   Section 4.17     Filing Under the Securities Exchange Act of 1934                 16
   Section 4.18     Registration Rights                                              16
   Section 4.19     Disclosures                                                      16
   Section 4.20     Further Assurances                                               16

ARTICLE V    Representations and Warranties of Insight                               16
   Section 5.1      Existence and Qualification                                      16
   Section 5.2      Authority, Approval and Enforceability                           17
   Section 5.3      Information Provided by Insight with Respect to
                     Share Registration                                              17
   Section 5.4      Governmental Consents and Approvals                              17
   Section 5.5      Acquisition for Investment                                       17

ARTICLE VI   Closing Deliveries                                                      18
   Section 6.1      Deliveries by the Company                                        18
   Section 6.2      Deliveries by Insight                                            19

ARTICLE VII  Conditions Precedent to the Closing Obligation of Insight               19
   Section 7.1      Accuracy of Representations and Warranties                       19
   Section 7.2      Performance of Covenants and Agreements                          20
   Section 7.3      Litigation                                                       20
   Section 7.4      Closing Deliveries                                               20
   Section 7.5      Contribution Agreement and Operating Agreement                   20
   Section 7.6      Adverse Change                                                   20
   Section 7.7      Consents and Approvals                                           20
   Section 7.8      Effect of Closing                                                20

ARTICLE VIII  Conditions Precedent to the Closing Obligation of the Company          20
   Section 8.1      Accuracy of Representations and Warranties                       20
   Section 8.2      Performance of Covenants and Agreements                          21
   Section 8.3      Litigation                                                       21
   Section 8.4      Closing Deliveries                                               21
   Section 8.5      Contribution Agreement and Operating Agreement                   21
   Section 8.6      Consents and Approvals                                           21
   Section 8.7      Effect of Closing                                                21

ARTICLE IX   Indemnification                                                         21
   Section 9.1      Indemnification by the Company                                   21
   Section 9.2      Indemnification by Insight                                       22
   Section 9.3      Indemnity Procedure                                              22
   Section 9.4      Definition of Losses                                             23
   Section 9.5      Limitation on Source Indemnification                             23

ARTICLE X    Disputes                                                                24
   Section 10.1     Procedure                                                        24
   Section 10.2     Initiation of Procedure                                          24
   Section 10.3     Unassisted Settlement                                            24
   Section 10.4     Selection of Arbitrator                                          24
   Section 10.5     Time and Place for ADR                                           24
   Section 10.6     Exchange of Information                                          24
   Section 10.7     Summary of Views                                                 25
   Section 10.8     Staffing the ADR                                                 25
   Section 10.9     Conduct of ADR                                                   25
   Section 10.10    Decision of Arbitrator                                           25
   Section 10.11    Fees of Arbitrator; Disqualification                             25
   Section 10.12    Court Order                                                      25

ARTICLE XI   Termination                                                             25
   Section 11.1     Termination                                                      25
   Section 11.2     Effect of Termination                                            26

ARTICLE XII  Notices                                                                 26

   Section 12.1     Procedure and Addresses                                          26
   Section 12.2     Change of Notice Address                                         27

ARTICLE XIII  General                                                                27
   Section 13.1     Entire Agreement                                                 27
   Section 13.2     Headings                                                         28
   Section 13.3     Governing Law; Jurisdiction and Venue                            28
   Section 13.4     Counterparts                                                     28
   Section 13.5     Binding Agreement; Assignment                                    28
   Section 13.6     Amendment                                                        28
   Section 13.7     No Waiver                                                        28
   Section 13.8     Severability                                                     28
   Section 13.9     Certain Definitions                                              28

SCHEDULE LIST                                                                        32

EXHIBIT LIST                                                                         33

                  COMMON STOCK AND WARRANTS PURCHASE AGREEMENT


     THIS COMMON STOCK AND WARRANTS PURCHASE AGREEMENT (the "Agreement") is made as of this 29th day of July, 1999, by and between Source Media, Inc., a Delaware corporation ("Source Media" or the "Company") and Insight Interactive, LLC, a Delaware limited liability company ("Insight").

                                    Recitals

     A. The Company and Insight have executed a Contribution Agreement ("Contribution Agreement") of even date, pursuant to which such parties have agreed to form NewCo, L.L.C., a Delaware limited liability company ("NewCo") into which each party shall contribute or license certain assets and thereafter certain business operations shall be conducted on a joint basis.

     B. In consideration of the transactions contemplated in the Contribution Agreement, Insight has agreed to acquire 842,105 shares of the Company's $.001 par value per share common stock ("Common Stock") in exchange for Twelve Million Dollars ($12,000,000).

     C. The Company has also agreed to issue to Insight warrants ("Warrants") upon the terms more specifically described herein, pursuant to which Insight will have the right to acquire up to an additional 4,596,786 shares of Common Stock (subject to adjustment for cashless exercises of warrants as set forth on Schedule 4.3).

     D. In connection with such investment in the Company by Insight, the Company has also agreed to provide Insight with certain additional rights and preferences as a shareholder of the Company, which rights and preferences are more fully set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, promises, agreements, representations and warranties contained in this Agreement, the parties do hereby covenant, promise, agree, represent and warrant as follows.


                                   ARTICLE I
           Covenants Regarding Consents and Approvals; Due Diligence
           ---------------------------------------------------------

      Section 1.1   Consents and Approvals Sought by the Company.  Insight has
                    --------------------------------------------
been informed by the Company that it is necessary for the Company to obtain certain approvals to consummate the transactions contemplated hereby and the transactions necessary for the formation of NewCo pursuant to the Contribution Agreement. The Company has informed Insight that it believes it can secure all such approvals. Further, the Company hereby agrees and covenants: (a) that it shall use its best efforts to provide to third parties with approval rights all relevant information pertaining to the transactions for which approval is sought, to initiate communications with such parties in order to obtain their consents and to encourage such parties to render their consents; and (b) that it will utilize good faith commercially reasonable efforts in taking other actions to secure all approvals which are necessary for the consummation of the transactions contemplated hereunder. Due to the necessity of securing such approvals, except as provided in Section 4.5, the transactions contemplated hereunder shall be consummated only when all such approvals have been obtained.

     Specifically, the Company agrees and covenants that: (x)  Within twenty
(20) business days after the execution of this Agreement, the Company will file its preliminary proxy materials with the Securities and Exchange Commission ("SEC") (which materials will be utilized to solicit the necessary consents and approvals of the transactions contemplated hereunder and under the Contribution Agreement from the Company's common stockholders) and thereafter will as promptly as possible file definitive proxy materials with the SEC, using good faith commercially reasonable efforts in responding to any comments of the SEC staff regarding the preliminary proxy material; (y) Also within the twenty (20) business day period after the execution of this Agreement, the Company will prepare and have ready for distribution all materials which it will utilize in soliciting any other consents or approvals required to be obtained by it (other than the submission of forms and materials which may be necessary under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR")), so that said materials can be distributed concurrently with the distribution of the Company's definitive proxy materials; and (z) Within thirty (30) days after the execution of this Agreement, if required, the Company shall file with the Federal Trade Commission and the Department of Justice the notification form, together with all necessary materials and information, to attempt to secure the expiration or termination of all applicable waiting period(s) relating to any or all of the transactions contemplated hereunder and under the Contribution Agreement as required on its part under HSR ("HSR Consent"). The Company agrees and covenants that it shall inform Insight of all material developments in its efforts to obtain necessary consents and approvals and that simultaneously with the transmittal to third parties or to governmental agencies, it shall provide Insight with copies of all correspondence, filings or other written documentation related to efforts to obtain these consents.

      Section 1.2   Consents and Approvals Sought by Insight.     The Company
                    ----------------------------------------
has been informed by Insight that it is necessary for Insight to obtain certain approvals to consummate the transactions contemplated hereby and the transactions necessary for the formation of NewCo pursuant to the Contribution Agreement. Insight has informed the Company that it believes it can secure all such approvals. Further, Insight hereby agrees and covenants: (a) that it shall use its best efforts to provide to third parties with approval rights all relevant information pertaining to the transactions for which approval is sought, to initiate communications with such parties in order to obtain their consents and to encourage such parties to render their consents; and (b) that it will utilize good faith commercially reasonable efforts in taking other actions to secure all approvals which are necessary for the consummation of the transactions contemplated hereunder. Due to the necessity of securing such approvals, the transactions contemplated hereunder shall be consummated only when all such approvals have been obtained. Specifically, Insight agrees and
covenants that   within thirty (30) days after the execution of this Agreement, if required, Insight shall file with the Federal Trade Commission and the Department of Justice the notification form, together with all necessary materials and information, to attempt to secure the expiration or termination of all applicable waiting period(s) relating to any or all of the transactions contemplated hereunder and under the Contribution Agreement as required on its part under the HSR Consent. Insight agrees and covenants that it shall inform the Company of all material developments in its efforts to obtain necessary consents and approvals and that simultaneously with the transmittal to third parties or to governmental agencies, it shall provide Source with copies of all correspondence, filings or other written documentation related to efforts to obtain these consents.

      Section 1.3   Exclusivity.  During the period starting with the date of
                    -----------
execution hereof and ending with the Closing (the "Exclusivity Period"), neither the Company nor its direct or indirect subsidiaries nor their respective directors or executive officers shall, directly or indirectly through their respective employees, representatives or agents, participate in any substantive negotiations regarding a competing or conflicting transaction with any person or entity (or with any representative or agent of any person or entity) other than Insight or its Affiliates concerning (a) a merger, consolidation or other business combination involving another person or entity, (b) the license, sublicense, or grants of rights to use, or the sale, assignment, transfer, conveyance or other disposition of any material asset of the Company or (c) the issuance by the Company of any of its securities (including convertible debt) for cash or other property except in compliance with Section 4.3.


                                   ARTICLE II
                     Purchase of Common Stock and Warrants
                     -------------------------------------

      Section 2.1   Sale of Common Stock.  Subject to the terms and conditions
                    --------------------
herein stated, the Company agrees to sell, assign, transfer and deliver to Insight, and Insight agrees to purchase from the Company, 842,105 shares of Common Stock (the "Shares").

      Section 2.2   Purchase Price.  In full consideration for the sale to
                    --------------
Insight of the Shares, Insight will pay to the Company at Closing an amount in cash equal to approximately $14.25 per share, for a total of $12,000,000 ("Purchase Price"), which amount shall be delivered by wire transfer of immediately available federal funds into an account or accounts designated by the Company (with wire transfer instructions provided to Insight in writing at least three (3) days prior to Closing).

      Section 2.3   Sale of Warrants.  Subject to the terms and conditions
                    ----------------
herein stated, in consideration of the covenants and agreements of Insight made herein and in the Contribution Agreement and the Operating Agreement, the Company further agrees to sell, assign, transfer and deliver to Insight, and Insight agrees to purchase from the Company, Warrants entitling the holder thereof for a period of five (5) years from Closing to acquire 4,596,786 shares of Common Stock (subject to adjustment for cashless exercises of warrants as set forth on Schedule 4.3), at an initial exercise price of $20.00 per share, and containing the other terms and conditions as set forth in the form of Stock Purchase Warrant attached hereto as Exhibit A (the "Stock Purchase Warrant").
                                    ---------

      Section 2.4   Closing.  The closing of the transactions contemplated
                    -------
herein ("Closing") shall occur simultaneously with the closing contemplated under the Contribution Agreement (i.e., on the sixth business day following the satisfaction or waiver of the conditions set forth in Articles VII and VIII of the Contribution Agreement (other than those that are closing deliveries) and in Articles VII and VIII herein (other than those that are closing deliveries)) but in no event later than January 31, 2000 (the "Final Closing Date"), at the offices of Cooperman Levitt Winikoff Lester & Newman, P.C., 800 Third Avenue, New York, New York 10022, counsel to the Company, at 10:00 a.m., local time, unless another time, date and place is agreed to in writing by Insight and the Company. The effective time of the transactions contemplated by this Agreement shall be 11:59 p.m. on the date of Closing (the "Closing Date").


                                  ARTICLE III
         Company Covenants Regarding Shareholder Rights Granted Insight
         --------------------------------------------------------------

      Section 3.1   Board of Directors.  On or prior to Closing, the Company
                    ------------------
will take all measures necessary to file with the Delaware Secretary of State an amendment to its Certificate of Incorporation in the form of the Certificate of Designations for Non-Participating Preferred Stock in the form attached hereto as Exhibit B-2 (the "Certificate of Designations"), and at Closing, for no
   -----------
additional consideration, to issue to Insight all of the authorized shares of such Preferred Stock, which will entitle Insight to designate the number of voting members of the Board of Directors ("Board") of the Company in accordance with the following schedule:

  Number of Board Seats        Number of Board Seats
  ---------------------        ---------------------
 Appointed by Insight on     Appointed by Insight on 10   Percentage of Voting Stock Owned by
 -----------------------     --------------------------   -----------------------------------
    7 Person Board                 Person Board            Insight on a Fully Diluted Basis
    --------------                 ------------            --------------------------------
          3                             4                          15% or greater
          2                             3                   7.5% or more but less than 15%
          1                             2                    5% or more but less than 7.5%
          1                             1                   2.5% or more but less than 5%
          0                             0                          less than 2.5%

     At all times from and after Closing the Board shall be comprised of seven
(7) members or ten (10) members and Insight shall be entitled to appoint the number of members set forth above based upon Insight's Fully Diluted stock ownership. Source may only change the number of board members to a number other than seven (7) or ten (10) with the written consent of Insight and Insight may protect its proportionate representation in giving or not giving its consent.

      Section 3.2   Board Committees.  At any time that Insight is entitled to
                    ----------------
at least one Board representative, Insight will be entitled to have at least one voting representative on each committee of the Board, including but not limited to the executive committee, audit committee and compensation committee.

      Section 3.3   Grant of Preemptive Rights.
                    --------------------------

          a. The Company hereby grants to Insight the preemptive right to purchase up to its Proportionate Share of any New Securities which the Company may, from time to time, propose to sell or issue after the date hereof.

          b. In the event the Company proposes to undertake an issuance or sale of New Securities, the Company will give Insight thirty (30) days prior written notice of its intention, describing the type of New Securities and the price and the specific terms upon which the Company proposes to issue or sell the same. Thereafter, Insight will have thirty (30) days from the date of such notice to give the Company written notice of its intention to purchase up to its Proportionate Share of such New Securities, for the same price and upon the terms pursuant to which the New Securities will be offered, as specified in the Company's notice, and stating therein the quantity of such New Securities Insight intends to purchase. If the consideration for the New Securities is in a form other than cash, Insight shall pay equivalent value on a per share basis in cash. Insight shall further have a forty-five (45) day period from the date of the original notice from the Company in which to commit funding to the purchase of any New Securities and close the acquisition thereof. Failure by Insight to give notice within the thirty (30) day period shall be deemed a waiver by Insight of the preemptive right with respect to such New Securities, provided the Company consummates the issuance of New Securities within ninety (90) days after the expiration of such thirty (30) day period in the amount, at substantially the same price and on substantially the same terms specified in the notice given by the Company under this Section 3.3. In the event the New Securities are to be issued pursuant to an underwritten public offering or under similar circumstances so that the final price or other material terms of the New Securities are not established by the Company at the time the thirty day notice is provided to Insight, the Company's notice to Insight will provide its anticipated price of, and general terms pursuant to which it intends to issue such New Securities. Notwithstanding the fact that Insight may notify the Company within such thirty day period that it intends to purchase up to its Proportionate Share of such New Securities, Insight will not be bound by such election until the final price and terms of such offering are established by the Company. Upon the final price and terms being established, the Company shall provide Insight immediate notice thereof prior to the Company's proposed sale and issuance. If such final price is not greater than one hundred ten percent (110%) of the price stated in the original notice, Insight will be bound by its notice to exercise its preemptive rights; if such final price is greater than one hundred ten percent (110%) of the price stated in the original notice, Insight shall not be bound by its original election, but shall have the right for a period not to exceed two (2) hours after receiving notice of the final price to elect to purchase in accordance with the terms of this Section
     3.3. In order to both minimize the potential disruption to the Company's ability to offer such New Securities in an underwritten public offering and to afford Insight with as much notice and information as possible regarding the terms and pricing thereof, the Company will keep Insight reasonably informed of the status of the on-going negotiations with the managing underwriter with respect to such terms and anticipated pricing, and further will afford Insight, if Insight so requests, the right to have a representative present to observe the negotiation of the final pricing terms immediately prior to the execution of the applicable underwriting agreement.

          c.  The right of Insight to purchase New Securities pursuant to this
     Section 3.3 may be exercised, in whole or in part, by any of Insight's Affiliates, if Insight expressly grants such right of exercise to such Affiliates, subject to compliance with applicable federal and state securities laws.

          d. The right of Insight to appoint members to the Board (and committees thereof) in accordance with the provisions of Sections 3.1 and 3.2, and the preemptive rights granted to Insight as set forth in Section 3.3, shall lapse in the event Insight owns less than two and a half percent (2.5%) of the Voting Stock of the Company on a Fully Diluted basis.

      Section 3.4   Organic Changes.  The Company will take all actions as may
                    ---------------
be required or desirable, including amending its Bylaws or Certificate of Incorporation (and obtaining any required shareholder or contractual consents related thereto) as may be necessary to fully vest in Insight the rights granted in this Article III. Not later than the Closing Date, the Company shall have adopted: (a) the Amendment of Restated Certificate of Incorporation in the form of Exhibit B-1 hereto (the "Certificate of Amendment"), which creates a class of
   -----------
non-voting stock that may be issued under the Stock Purchase Warrant; and (b) the amendment to its Certificate of Incorporation in the form of the Certificate of Designations in the form of Exhibit B-2 hereto, which provides Insight with
                               -----------
the shareholder rights described in this Article III and grants to Insight the preemptive rights described in Section 3.3. Thereafter, the Company will not enter into or adopt any amendment, modification, or waiver of any provisions of its Bylaws, Certificate of Incorporation or make any change in its capital stock by reclassification, subdivision, reorganization or otherwise, if the effect of any such change or modification would be detrimental to the rights granted Insight hereunder. The Company will not enter into any agreement or make any amendment to any agreement or take any other action which would restrict or adversely affect the performance of the Company's obligations to Insight hereunder.


                                   ARTICLE IV
            Representations, Warranties and Covenants of the Company
            --------------------------------------------------------

     As a material inducement to Insight to enter into this Agreement and to purchase the Common Stock and Warrants, the Company represents and warrants that each of the following statements are true and correct as of the date hereof and will be true and correct at Closing except as expressly qualified or modified herein, and covenants to take all of the following actions required of it in the manner set forth herein.

      Section 4.1   Corporate Existence and Qualification.   The Company is a
                    -------------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to do business and in good standing in each jurisdiction in which the assets owned or leased by it, or the nature of its activities with respect to its assets makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the business or financial condition of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect").

     Each Subsidiary of the Company (as defined below) is duly incorporated and in good standing in the state of its incorporation, and is duly qualified to do business and in good standing in each jurisdiction in which the assets owned or leased by such Subsidiary, or the nature of its activities makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

      Section 4.2   Subsidiaries.  Each of the Company's subsidiaries is
                    ------------
identified on Schedule 4.2 ("Subsidiaries"). Except as set forth on Schedule 4.2, the Company does not own, directly or indirectly, any equity or debt securities of any corporation, partnership or other entity. Schedule 4.2 sets forth for each Subsidiary: (a) its name and jurisdiction of incorporation; (b) the number of shares of authorized capital stock of each class of its capital stock; (c) the number of issued and outstanding shares of each class of its capital stock, the names of the holders thereof, and the number of shares held by each such holder; and (d) the number of shares of its capital stock held in treasury. Except as set forth in Schedule 4.2, all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and are validly issued, fully paid, and nonassessable and have been issued in compliance with all applicable law. Except as set forth on Schedule 4.2, one of the Company and its Subsidiaries holds of record and owns beneficially all of the outstanding shares of each Subsidiary, free and clear of any restrictions on transfer (other than restrictions under applicable federal and state securities laws), taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Except as set forth in Section 4.3, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require any of the Company and its Subsidiaries to sell, transfer, or otherwise dispose of any capital stock of any of its Subsidiaries or that could require any Subsidiary to issue, sell, or otherwise cause to become outstanding any of its own capital stock. There are no outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to any Subsidiary. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary. None of the Company and its Subsidiaries controls directly or indirectly or has any direct or indirect equity participation in any corporation, partnership, trust, or other business association which is not a Subsidiary of the Company identified on Schedule 4.2.

      Section 4.3   Capitalization.  As of the date hereof the capitalization of
                    --------------
the Company is as set forth on Schedule 4.3. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable and have been issued in compliance with all applicable law and not in violation of the preemptive rights of any person or entity.

     Between the date hereof and the Closing, except with respect to the exercise of the options or warrants described on Schedule 4.3, the Company shall not issue any additional capital stock, or any additional option, warrant, purchase right, subscription right or other contract or commitment that could require the Company to issue any of its capital stock, without either (a) Insight's prior written consent, or (b) agreeing to amend the terms of this Agreement by increasing the number of Warrants to be issued to Insight and/or adjusting the exercise price thereof, so that Insight will at Closing be entitled to Warrants exercisable for the number of shares of Common Stock which, when aggregated with the Shares, would equal 20% of the outstanding Common Stock at Closing, on a Fully Diluted basis excluding the stock, options and warrants (and the stock issued upon exercise of such options and warrants) set forth in Notes B and C(1) on Schedule 4.3, at the same aggregate exercise price as set forth in Section 2.3 above.

     At Closing and except as set forth in this Agreement and in Schedule 4.3 with respect to warrants or stock options specifically noted thereon, there will not be outstanding, nor will the Company be subject to any agreement under which there may become outstanding, any right to purchase, or security convertible into or exchangeable for, any capital stock of the Company, including but not limited to, options, warrants, or rights. Except as set forth in the certificate of designations relating to the Company's 13 1/2% Senior Payment in Kind Preferred Stock, and with respect to obligations under the Company's Senior Secured Notes in the original face amount of $100,000,000 ("Senior Notes"), or except with respect to the terms of the warrants and stock options described on
Schedule 4.3 upon their exercise, the Company is under no obligation, contingent or otherwise, to purchase or otherwise redeem or retire any of its securities. Except as set forth herein and as set forth in the Company's Employment Agreement with Stephen Palley, there are no agreements in existence which require the Company to cause to be elected any person to its Board. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Company.

     At all times following Closing, the Company will reserve for issuance such number of shares of Common Stock as may be issuable upon exercise of the Warrants.

      Section 4.4   Corporate Authority, Approval and Enforceability.   The
                    ------------------------------------------------
Company has all requisite corporate power and corporate authority to execute and deliver this Agreement and, subject only to receiving the consents and approvals described in Section 1.1 hereof, to perform its obligations under this Agreement. The execution and delivery of this Agreement by the Company in accordance with the terms hereof, and the performance of the transactions contemplated hereunder by the Company, have been duly and validly approved by its Board of Directors. The execution and delivery of this Agreement by the Company and the performance of the transactions contemplated hereunder by the Company have further been validly approved by all other corporate action, if any, necessary on behalf of the Company, other than the obtaining of the consents and approvals described in Section 1.1 hereof. This Agreement is, and all such other documents and agreements required to be executed and delivered hereunder, when so executed and delivered by the Company will be, valid, legal and binding obligations of the Company, enforceable against it in accordance with their terms, except as limited by bankruptcy and insolvency laws and other laws affecting the rights of creditors generally and the application of general equitable principles.

      Section 4.5   Noncontravention.  Neither the execution and delivery of
                    ----------------
this Agreement and such other documents and agreements as may be required hereby and thereby, nor (subject to receiving the consents and approvals described in Section 1.1, or subject to the provisions set forth in such other documents and agreements) the consummation of the transactions contemplated hereby by the Company will (a) violate any law, statute, regulation, rule, injunction, judgment, order, decree or other restriction of any government, governmental agency or court to which the Company or any of its Subsidiaries is subject, or any provision of the charter or bylaws of the Company or any Subsidiary, or (b) conflict with or result in any breach of, or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Company or any of its Subsidiaries is subject, or by which either the Company's or any Subsidiary's assets are bound or affected, including without limitation, the letter of intent with Prevue Ventures, Inc. dated February 10, 1999 (the "Prevue Letter"), except that certain agreements (which agreements are specifically identified on Schedule 4.5) may require the consent of the other party to the assignment of such agreement or agreements to NewCo under the Contribution Agreement and Source covenants to obtain these consents or to indemnify Insight in accordance with Section 9.1 in the event such consents are not obtained. The exclusivity period under the Prevue Letter has expired and the Company has no further obligations pursuant to the Prevue Letter.

      Section 4.6   Shares Validly Issued/Registration.  The Shares have been
                    ----------------------------------
duly authorized and when issued to Insight against payment therefor, will be validly issued, fully paid, nonassessable and free of any preemptive rights except those inuring to the benefit of Insight as set forth herein and free from all transfer or similar taxes, liens and charges and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable federal and state securities laws, and will be issued in compliance with all applicable federal and state securities laws. The shares of Common Stock issuable upon exercise of the Warrants have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable and free of any preemptive rights, except those inuring to the benefit of Insight as set forth herein and free from all transfer or similar taxes, liens and charges and free of restrictions on transfer other than restrictions on transfer under the Warrants and applicable federal and state securities laws, and will be issued in compliance with all applicable federal and state securities laws. The issuance, offer and sale of the shares of Common Stock and the Warrants as contemplated by this Agreement and upon exercise of the Warrants are exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and neither the Company nor any person or entity authorized to act on its behalf shall take any action hereafter that would cause the loss of such exemptions. Immediately following Closing, the Company shall take all actions necessary to register the Shares with the SEC under the 1933 Act, under all applicable state securities laws, and shall take such actions so that upon the effectiveness of the registration the Shares shall be listed for trading with the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). In connection with, but without limiting, the foregoing, the Company, as soon as practicable after the execution of this Agreement, shall file a registration statement under the 1933 Act covering the registration of all of the Shares, and the Company shall use its best efforts to (i) cause such registration statement to be declared effective under the 1933 Act and kept effective until the disposition by Insight of all of the Shares and (ii) register and qualify the Shares under such other securities or blue sky laws as shall be reasonably requested by Insight. Insight shall promptly notify the

Company in writing of any sales of Shares made pursuant to the registration statement filed pursuant to this Section 4.6. In addition, the Company shall:

          a. promptly notify Insight of the happening of any event which makes any statement made in such registration statement or the related prospectus untrue in any material respect or which requires the making of any changes in such registration statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and shall promptly prepare a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Insight agrees that upon receipt of any notice from the Company pursuant to this paragraph (a) of the happening of any event of the kind described in this paragraph (a), Insight will discontinue disposition of the Shares pursuant to such registration statement until Insight receives copies of the supplemented or amended prospectus; provided, however, that the aggregate number of days that Insight shall be required to refrain from effecting public sales or distribution of the Shares pursuant hereto shall not exceed an aggregate of 90 days;

          b. comply in all material respects with the 1933 Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), together with all rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder and all applicable state securities laws and regulations;

          c. prepare and file with the SEC such amendments or supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective in accordance with this Section 4.6 or as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all the Shares;

          d. furnish to Insight copies of such registration statement and any amendments thereto and the prospectus and any supplement thereto, in such quantities as Insight shall reasonably request, and the Company hereby consents to the use and distribution thereof by Insight or its representatives in connection with the sale or distribution of any of the Shares pursuant to such registration statement;

          e. prior to filing any such registration statement (or any amendment or supplement thereto that contains information with respect to Insight), the Company shall permit counsel to Insight to review (for a period of at least five (5) business days ) the sections of the registration statement covering information with respect to Insight, Insight's beneficial ownership of the Shares and Insight's intended method of disposition of the Shares. Such sections of the registration statement shall conform to the information provided to the Company by Insight;

          f. promptly notify Insight (and confirm such advice in writing) (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed and, with respect to any such registration statement or post-effective amendment, when the same has become effective, (ii) of any comments by the SEC and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the SEC for amendments or supplements to such registration statement or the prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the registration statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible time and to notify Insight of the issuance of such order and the resolution thereof;

          g. hold in confidence and not make any disclosure of information concerning Insight provided to the Company, except as may be required by applicable law or consented to by Insight;

          h. take all other actions reasonably necessary to expedite and facilitate disposition by Insight of the Shares pursuant to the registration statement;

          i. pay all expenses incurred in connection with the registration of the Shares hereunder, including all costs and expenses incurred by Insight (including, without limitation, reasonable attorneys' fees and expenses);

          j. indemnify and hold harmless Insight and its officers, directors, partners, legal counsel and independent accountants and each person controlling such persons within the meaning of Section 15 of the 1933 Act to the same extent, and subject to the same procedures, that the Company agrees to indemnify and hold harmless a Holder pursuant to the Warrants. Insight shall indemnify and hold harmless the Company and its officers, directors, partners, legal counsel and independent accountants and each person controlling such persons within the meaning of Section 15 of the 1933 Act to the same extent, and subject to the same procedures, that the Holder agrees to indemnify and hold harmless the Company pursuant to the Warrants.

      Section 4.7   Litigation.  Schedule 4.7 contains a list of all actions,
                    ----------
suits, demands, proceedings or governmental investigations which are pending against the Company or its Subsidiaries, or to the knowledge of the executive officers or general counsel of the Company, threatened against the Company or its Subsidiaries as of the date hereof, with respect to which demand has been made for $10,000 or more. Except as set forth on Schedule 4.7, there are no pending or outstanding actions, suits, proceedings, orders, judgments, injunctions, awards, or decrees of or before any governmental body, commission, tribunal, arbitrator, board, court, agency or instrumentality, involving amounts of $10,000 or more, by which the Company or any of its Subsidiaries are bound or encumbered, and to the best of the Company's knowledge after due inquiry of all officers who, in the normal course of their duties would have a reasonable basis for being informed of such matters, except as set forth on Schedule 4.7 no such claims or causes of action have been asserted that would result in such an action, suit, proceeding, order, judgment, injunction, award, or decree of or before any governmental body, commission, tribunal, arbitrator, board, court, agency or instrumentality.

      Section 4.8   Contracts.  Schedule 4.8  lists the following contracts and
                    ---------
other agreements to which either the Company or any Subsidiary is a party:

          a. any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $25,000 over the term of the lease;

          b. any agreement (or group of related agreements) made outside the normal course of the Company's business, relating to the purchase or sale of materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a material loss to either the Company or any Subsidiary, or involve consideration in excess of $25,000;

          c.  any agreement concerning a partnership or joint venture;

          d. any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $25,000 or under which it has imposed a security interest on any of its assets, tangible or intangible;

          e.  any agreement concerning confidentiality or noncompetition;

          f.  any agreement with any Affiliate;

          g. any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $25,000 or providing severance benefits;

          h. any agreement under which it has advanced or loaned any amount in excess of $25,000 to any of its directors, officers, and employees outside the ordinary course of business;

          i. any agreement under which the consequences of a default or termination could have a Material Adverse Effect; or

          j. any other agreement (or group of related agreements) made outside the normal course of the Company's business and the performance of which involves consideration in excess of $25,000 over its term.

The Company has delivered to Insight a correct and complete copy of each written agreement listed in Schedule 4.8, and a written summary setting forth the terms and conditions of each oral agreement listed. With respect to each such agreement: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect; (B) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement and no such breach or default will result from the consummation of the transactions contemplated hereby; and (C) no party has repudiated in writing (or, to the Company's knowledge, orally) any provision of the agreement.

      Section 4.9   Licensed Intellectual Property and Intangible Property and
                    ----------------------------------------------------------
Data.
----

          a.  To the best of the Company's knowledge, except as set forth on
     Schedule 4.9, the Company and/or its Subsidiaries own or have the exclusive right to use pursuant to license, sublicense, agreement, or permission, all Source Intellectual Property (as defined below) necessary for the operation of the businesses of the Company and its Subsidiaries as presently conducted without any further licenses or grants of rights. Each item of Source Intellectual Property owned or used by the Company or its Subsidiaries immediately prior to the Closing hereunder which is to be transferred to NewCo pursuant to the Contribution Agreement will be owned or available for use by NewCo on identical terms and conditions immediately subsequent to the Closing hereunder. Each of the Company and its Subsidiaries has taken all necessary action in accordance with prudent business practices to maintain and protect each item of Source Intellectual Property that it owns or uses. The Company has acquired any and all rights that its employees and independent contractors have, had or may have had to the Source Intellectual Property. To the best of the Company's knowledge, any and all consents or approvals necessary to be obtained in connection with the sale, transfer, licensing, or other disposal of any of the Source Intellectual Property, or in connection with the granting of any other rights thereunder, both prior to the date hereof and through and including the transactions contemplated at Closing, have been properly provided or obtained.

          b.  Except as set forth in the Financial Statements referenced in
     Section 4.12 below, none of the Company, its Subsidiaries and the directors and officers (and employees with responsibility for intellectual property matters) of the Company or its Subsidiaries has received in writing any charge, complaint, claim, demand, or notice from third parties alleging that the Source Intellectual Property interferes with, infringes upon, misappropriates or is otherwise conflicting with or in violation of the intellectual property rights of such third parties (including any claim that any of the Company and its Subsidiaries must license or refrain from using either the Source Intellectual Property or any intellectual property rights of any such third party).

          c. Schedule 4.9 identifies each patent or registration which has been issued to either the Company or its Subsidiaries with respect to any of the Source Intellectual Property, and identifies each pending patent application or application for registration which either the Company or its Subsidiaries has made with respect to any of the Source Intellectual Property. The Company has delivered to Insight correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date), and will transfer to NewCo, pursuant to the Contribution Agreement, correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. Schedule 4.9 also identifies each trade name or unregistered trademark used by either the Company or its Subsidiaries in connection with any of the businesses transferred pursuant to the Contribution Agreement. Except as set forth in Schedule 4.9, with respect to each patent included in the Source Intellectual Property:

               (i) the Company or its Subsidiaries possess all right, title, and interest in and to the item, free and clear of any security interest, license, or other restriction;

               (ii) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

              (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of the Company, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

               (iv) there is no outstanding agreement by the Company or its Subsidiaries to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

          Further, Schedule 4.9 identifies each license, agreement, or other permission pursuant to which either the Company or any of its Subsidiaries has granted rights of ownership or use to, or under which rights of ownership or use are created for the benefit of, any third party with respect to the Source Intellectual Property.

          d. Schedule 4.9 also identifies each item of Source Intellectual Property that is material to the Company's business that is owned by any third party and that either the Company or any of its Subsidiaries uses pursuant to license, sublicense, agreement, or permission and Schedule 4.9 also indicates whether such item is assignable or transferable without the consent of the third party. The Company has delivered to Insight correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each such item of Source Intellectual Property:

               (i) the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

               (ii) unless otherwise indicated on Schedule 4.9, the license, sublicense, agreement, or permission is freely transferrable and/or assignable and the transferee thereof will obtain all rights, privileges or ownership or use or benefits inuring to the transferor thereunder;

              (iii) no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

               (iv) no party to the license, sublicense, agreement, or permission has repudiated any provision thereof;

               (v) to the best of the Company's knowledge, with respect to each sublicense, the representations and warranties set forth in subsections (i) through (iv) above are true and correct with respect to the underlying license;

               (vi) to the best of the Company's knowledge, the underlying item of intellectual property is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

               (vii) to the best of the Company's knowledge, no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of the Company, is threatened which challenges the legality, validity, or enforceability of the underlying item of intellectual property.

     As used herein, "Source Intellectual Property" means any intellectual property of every kind everywhere in the world including, without limitation, patents, inventions, software (including all predecessor, derivative and other versions), trademarks, tradenames, copyrights, trade secrets, ideas, know-how, confidential or business information or methods, processes, designs, concepts, techniques, discoveries, improvements or other intellectual rights, regardless of patentability or copyrightability, which is now owned by the Company or its Subsidiaries and/or to which the Company or any Subsidiary now has a right to license, to the full extent of such right to grant a license.

      Section 4.10  Compliance with Laws.   Each of the Company and its
                    --------------------
Subsidiaries are, and at all times have been, in material compliance with all applicable statutes, laws, ordinances, regulations, rules and orders of any federal, state or local government, or any governmental department or agency ("Governmental Authority") or any judgment, decree or order of any court applicable to them or applicable to their employees, benefits, compensation and/or working conditions and/or hiring, nondiscrimination and promotion practices except where the failure to so comply would not result in a Material Adverse Effect. The Company and its Subsidiaries are and have been in compliance with all permits, licenses or other authorizations of Governmental Authorities which are required for the operation of their respective businesses, except where the failure to comply would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any written notice, report or information regarding any corrective, investigatory or remedial obligations, arising under applicable laws, ordinances, regulations, rules, or orders with respect to past or present operations of the Company or any of its Subsidiaries from any Governmental Authority that have not been complied with or can reasonably be expected to have a Material Adverse Effect.

      Section 4.11  Taxes.  Except as set forth on Schedule 4.11, the Company
                    -----
and its Subsidiaries (with respect to returns filed either on a separate or consolidated or combined basis) have timely filed and accurately prepared, or will timely and accurately prepare and file, all federal, state, local, and territorial returns, declarations and reports, information returns and statements required to be filed by or with respect to the Company and/or any Subsidiary on or before the Closing Date, in respect of any Taxes for each period ending on or before the Closing Date ("Returns"). All Taxes shown as due on such Returns, together with applicable interest and penalties, have been or will be timely paid in full, and no notice of audit or adjustment has been received from the Internal Revenue Service or any other taxing authority in connection with any of such Returns, and except as set forth on Schedule 4.11, no waivers of statutes of limitations have been given or requested. The Company or its Subsidiaries have duly withheld and paid all Taxes required to be withheld or paid with respect to amounts paid to employees, independent contractors or other third parties. Except for liens for taxes, assessments and governmental charges not yet due and payable or that are being contested in good faith through appropriate proceedings, there are currently no liens for Taxes upon any of the assets of the Company or its Subsidiaries and there is no event or circumstance pursuant to which any taxing authority may claim a lien or other encumbrance upon any of such assets, the effect of which would have a Material Adverse Effect.

      Section 4.12  Financial Statements.  The Company has filed with the SEC on
                    --------------------
Form 10-K, its audited consolidated financial statements as at and for the twelve months ended December 31, 1998, and its unaudited consolidated financial statements on Form 10-Q for the three month period ended March 31, 1999 (collectively, the "Financial Statements"). The Financial Statements (a) fairly present, in all material respects, the financial position of the Company and its Subsidiaries as of the date thereof and the results of operations for the periods covered thereby; and (b) have been prepared in accordance with generally accepted accounting principles.

      Section 4.13  Subsequent Events.  Except as disclosed on the Company's
                    -----------------
Form 10-K for the period ended December 31, 1998 or its Form 10-Q for the three month period ended March 31, 1999, since March 31, 1999:

          a. neither the Company nor any of its Subsidiaries has entered into any material transaction (other than as contemplated by this Agreement or the Contribution Agreement) which was not in the ordinary course of its business;

          b. there has been no Material Adverse Effect occurring to the Company, other than changes affecting the interactive advertising and interactive media programming industries in general, changes as a result of general economic conditions, or negative financial operating results for any financial period;

          c. there has been no impairment of or damage to any assets carried on the books of the Company at a value in excess of $25,000 (including intellectual property, patents and proprietary property), or any sale, assignment or transfer of any patent, trademark, trade secret or other intellectual property or intangible asset of the Company carried on the books of the Company at a value in excess of more than $25,000;

          d. there has not been any payment of any obligation or liability other than current liabilities paid in the ordinary course of business;

          e. the Company has not received any notice that there has been a loss of, or cancellation of a material contract or order by, any customer of the Company, the effect of which will result in a loss to the Company (including loss of anticipated profits) in excess of $25,000;

          f. there have been no borrowings by the Company or agreements to borrow or change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise; and

          g. there has been no default or breach by the Company or any Subsidiary under any contract, license or permit, the result of which could result in a loss to the Company or such Subsidiary in excess of $25,000.

      Section 4.14  Governmental Consents and Approvals.  Except for required
                    -----------------------------------
filings with the SEC, the National Association of Securities Dealers ("NASD"), and filings required by HSR, the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with or notice to, any Governmental Authority.

      Section 4.15  Other Consents and Approvals.  The Company will secure any
                    ----------------------------
other consents (including, if applicable, the consents of its stockholders (both common and preferred) and holders of the Senior Notes) as are necessary to approve the transactions contemplated hereby (including but not limited to conferring on Insight the rights described in Article III).

      Section 4.16  Loan Obligations and Commitments.  Except for the debt
                    --------------------------------
evidenced by the Senior Notes, the debt evidenced by the Company's capital lease obligations disclosed on the Financial Statements, and trade payables incurred in the ordinary course of business, neither the Company nor any Subsidiary is a party to any loan agreement, promissory note or other evidence of indebtedness and neither the Company nor any Subsidiary has any obligation for (a) any amounts which represent the unpaid portion of the purchase price of any property incurred in lieu of borrowing money or using available funds to pay such amounts, whether or not evidenced by a promissory note, bond or similar written obligation to pay money or (b) any obligation guaranteed by the Company or a Subsidiary for which the Company or any Subsidiary is contingently liable.

      Section 4.17  Filing Under the Securities Exchange Act of 1934.  The
                    ------------------------------------------------
Company is current with respect to all filings and reports required of it under the 1933 Act and the Exchange Act, and no such filing contains or contained, as applicable, as of the date hereof and as of the date thereof, any untrue statement by the Company of a material fact or omits a material fact necessary to make the Company's statements contained therein, in light of the circumstances in which they were made, not misleading. All filings and reports required of the Company under the 1933 Act and the Exchange Act, as of their respective dates, complied as to form in all material respects with the requirements of the 1933 Act, the Exchange Act and the applicable rules and regulations thereunder.

      Section 4.18  Registration Rights.  Except for rights arising under the
                    -------------------
Warrants and hereunder, neither the Company, its shareholders nor the Subsidiaries are a party to any agreement pursuant to which any person or entity has the right to require the Company to register Company securities under the 1933 Act.

      Section 4.19  Disclosures.    Neither this Agreement, nor any schedule or
                    -----------
exhibit hereto, contains any untrue statement by the Company of a material fact or omits a material fact necessary to make the Company's statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

      Section 4.20  Further Assurances.  At any time and from time to time after
                    ------------------
the Closing, the Company shall, at the reasonable request and expense of Insight (but without any further consideration from Insight), execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, such further instruments of conveyance, assignment and transfer, and to take all such actions as Insight shall reasonably request in order to more fully and effectively vest in Insight or confirm Insight's title to Common Stock and Warrants and to otherwise fulfill the terms and conditions contained in this Agreement.

                                   ARTICLE V
                   Representations and Warranties of Insight
                   -----------------------------------------

     As a material inducement to the Company to enter into this Agreement and to sell the Common Stock and Warrants, Insight represents and warrants that each of the following statements are true and correct as of the date hereof and will be true and correct at Closing except as expressly qualified or modified herein.

      Section 5.1   Existence and Qualification.   Insight is a limited
                    ---------------------------
liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Insight is duly qualified to do business and in good standing in each jurisdiction in which the assets owned or leased by it, or the nature of its activities with respect to its assets makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the business or financial condition of Insight.

      Section 5.2   Authority, Approval and Enforceability.   Insight has all
                    --------------------------------------
requisite limited liability company power and limited liability company authority to execute and deliver this Agreement and, subject only to receiving the consents and approvals described in Section 1.2 hereof, to perform its obligations under this Agreement. The execution and delivery of this Agreement by Insight in accordance with the terms hereof, and the performance of the transactions contemplated hereunder by it, will have been duly and validly approved by its member prior to the Closing Date. The execution and delivery of this Agreement by Insight and the performance of the transactions contemplated hereunder by Insight will have further been validly approved by all other limited liability company action, if any, necessary on behalf of Insight prior to the Closing Date. This Agreement is, and all such other documents and agreements required to be executed and delivered hereunder, when so executed and delivered by Insight will be, valid, legal and binding obligations of Insight, enforceable against it accordance with their terms, except as limited by bankruptcy and insolvency laws and other laws affecting the rights of creditors generally and the application of general equitable principles. The execution and delivery of this Agreement and such other documents and agreements as may be required hereby and thereby, and the consummation of the transactions contemplated hereby by Insight will not, subject to receiving the consents and approvals described in Section 1.2, or subject to the provisions set forth in such other documents and agreements,
(a) violate any law, statute, regulation, rule, injunction, judgment, order, decree or other restriction of any government, governmental agency or court to which Insight is subject, or (b) conflict with or result in any breach of, or constitute a default under, Insight's Certificate of Formation or limited liability company agreement, if any, or any agreement or contract to which it is a party or by which it or its assets are bound or affected.

      Section 5.3   Information Provided by Insight with Respect to Share
                    -----------------------------------------------------
Registration.  Any information provided to the Company by Insight which may be
------------
required in connection with the Company's filing a registration statement with the SEC and applicable State securities commissions, shall be true and accurate in all material respects.

      Section 5.4   Governmental Consents and Approvals.  The execution,
                    -----------------------------------
delivery and performance by Insight of this Agreement and the consummation of the transactions by Insight contemplated hereby, require no action by or in respect of, or filing with or notice to, any governmental or regulatory body, agency or official except as provided in Section 1.1 hereof.

      Section 5.5   Acquisition for Investment.  Insight is acquiring the
                    --------------------------
Warrants for its own account, for investment purposes only, and not with a view to, or for sale in connection with, a distribution, as that term is used in
Section 2(11) of the 1933 Act, in a manner which would require registration under the 1933 Act or any state securities laws. Insight acknowledges the Shares, the Warrants and the shares of common stock underlying in the Warrants have not been registered under the 1933 Act or the securities laws of any state, and the Shares and Warrants are being offered and sold pursuant to applicable exemptions from such registration and will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the 1933 Act; provided that the Company shall nevertheless be bound by its representation and covenant contained in Section 4.6 with respect to the registration of the Shares immediately following Closing.


                                   ARTICLE VI
                               Closing Deliveries
                               ------------------

      Section 6.1   Deliveries by the Company.  At Closing, the Company will
                    -------------------------
deliver the following to Insight:
          a.  A certificate or certificates representing the Shares.

          b.  One or more fully executed copies of the Stock Purchase Warrant.

          c. A copy of all necessary consents to the transaction as contemplated by this Agreement.

          d. Copies of: (i) the Certificate of Amendment certified by the Secretary of State of Delaware; (ii) the Certificate of Designations certified by the Secretary of State of Delaware; (iii) the Certificate of Incorporation of the Company as currently in full force and effect, certified by the Secretary of State of Delaware; and (iv) the Bylaws of the Company (containing any amendments that may be required by reason of the fulfillment of the Company's obligations hereunder) certified by the Secretary of the Company.

          e. A copy of all resolutions, consents and actions of the Board of Directors and stockholders of the Company authorizing the execution, delivery and performance of this Agreement, the execution, delivery and performance of all related documents and agreements, including the Contribution Agreement and the Operating Agreement, with such resolutions certified by the Secretary of the Company as being true and correct copies of the originals thereof, subject to no modification or amendment, and as being in full force and effect.

          f. A Certificate of the Secretary of State of the State of Delaware establishing that the Company is in existence and good standing in such State, and a Certificate of the Secretary of State of the State of incorporation of each Subsidiary of the Company.

          g. A certificate executed by the President of the Company, dated as of the Closing, as to the truth and accuracy of the representations and warranties of the Company contained herein on and as of the date of Closing.

          h. Originals of the Operating Agreement executed by the Company, together with all documents and agreements required under the Contribution Agreement and Operating Agreement, the transactions contemplated by which will be closed simultaneously with the sale of Common Stock and Warrants contemplated hereby.

          i. An opinion of the Company's counsel in a form and substance reasonably acceptable to Insight.

          j. Originals of the Control Share Acquisition Agreement executed by the Company in the form of Exhibit C.
                 ---------


      Section 6.2   Deliveries by Insight.   At Closing, Insight will deliver
                    ---------------------
the following to the Company:

          a. The Purchase Price, by wire transfer of immediately available federal funds.

          b. A copy of all necessary consents to the transaction as contemplated by this Agreement.

          c. A copy of all resolutions, consents and actions of the Board of Directors of Insight authorizing the execution, delivery and performance of this Agreement, the execution, delivery and performance of all related documents and agreements, including the Contribution Agreement and the Operating Agreement, with such resolutions certified by the Secretary of Insight as being true and correct copies of the originals thereof, subject to no modification or amendment, and as being in full force and effect.

          d. A Certificate of the Secretary of State of the State of Delaware establishing that Insight is in existence and good standing in such State.

          e. Originals of the Operating Agreement executed by Insight, together with all documents and agreements required under the Contribution Agreement and Operating Agreement, the transactions contemplated by which will be closed simultaneously with the sale of Common Stock and Warrants contemplated hereby.

          f. A certificate executed by the President of Insight, dated as of the Closing, as to the truth and accuracy of the representations and warranties of Insight contained herein on and as of the date of Closing.

          g. An opinion of Insight's counsel in a form and substance reasonably acceptable to the Company.

          h. Originals of the Control Share Acquisition Agreement executed by Insight in the form of Exhibit C.
                            ---------


                                  ARTICLE VII
                          Conditions Precedent to the
                         Closing Obligation of Insight
                         -----------------------------

     Insight's obligation to consummate the transaction contemplated by this Agreement is subject to the fulfillment prior to or at the Closing, of each of the following conditions, each of which may be waived in the sole discretion of
Insight:

      Section 7.1   Accuracy of Representations and Warranties.  Each and every
                    ------------------------------------------
representation, warranty and covenant of the Company under this Agreement shall be true and accurate in all material respects as of the date when made and as of the Closing, except to the extent a representation, warranty or covenant specifically is stated to relate only to a precise date. Not later than the second business day prior to the anticipated date of Closing, the Company will deliver to Insight any revisions to any Company Schedule prepared hereunder necessary to make such Company Schedule and the representations, warranties and covenants contained in Article IV true and correct as of the Closing Date.

      Section 7.2   Performance of Covenants and Agreements.  The Company shall
                    ---------------------------------------
have performed in all material respects at or prior to the Closing all of the covenants and agreements required to be performed by it at or prior to the Closing in accordance with this Agreement.

      Section 7.3   Litigation.  No action, suit, proceeding, investigation,
                    ----------
inquiry or request for information by any third person (including, but not limited to, any Governmental Authority) shall have been instituted or threatened against the Company or Insight or any of their respective Affiliates that questions the validity or legality of this Agreement, or the transactions contemplated hereby which, if successful, would materially adversely affect the right of Insight to consummate the transactions contemplated hereby or might involve possible material liability on the part of Insight.

      Section 7.4   Closing Deliveries.  The Company shall have delivered to
                    ------------------
Insight the documents and certificates described in Section 6.1.

      Section 7.5   Contribution Agreement and Operating Agreement.  The
                    ----------------------------------------------
Operating Agreement shall be executed, and the transactions contemplated therein and in the Contribution Agreement shall be closed, simultaneously with the Closing of the transactions contemplated hereby.

      Section 7.6   Adverse Change.  Between December 31, 1998, and the Closing,
                    --------------
there shall have been no Material Adverse Effect occurring to the Company, other than changes affecting the interactive advertising and interactive media programming industries in general, changes as a result of general economic conditions, or negative financial operating results for any financial period.

      Section 7.7   Consents and Approvals.  All consents and approvals
                    ----------------------
referenced in Article I to be obtained by Insight, and all consents and approvals referenced in Article I and the consents referenced in Section 4.15 relating to the Company's stockholders (both common and preferred) and holders of the Senior Notes to be obtained by the Company, shall have been obtained to the reasonable satisfaction of Insight and all applicable waiting period(s) under the HSR Act shall have expired or been terminated.

      Section 7.8   Effect of Closing.  Notwithstanding anything stated in this
                    -----------------
Agreement to the contrary, to the extent the Closing is consummated, all conditions to Closing set forth in this Article VII shall be deemed waived for purposes of Closing.


                                  ARTICLE VII
                          Conditions Precedent to the
                       Closing Obligation of the Company
                       ---------------------------------

     The Company's obligation to consummate the transaction contemplated by this Agreement is subject to the fulfillment prior to or at the Closing, of each of the following conditions, each of which may be waived in the sole discretion of the Company:

      Section 8.1   Accuracy of Representations and Warranties.   Each and every
                    ------------------------------------------
representation, warranty and covenant of Insight under this Agreement shall be true and accurate in all material respects as of the date when made and as of the Closing, except to the extent a representation, warranty or covenant specifically is stated to relate only to a precise date. Not later than the second business day prior to the anticipated date of Closing, Insight will deliver to the Company any revisions to any Insight Schedule prepared hereunder necessary to make such Insight Schedule and the representations and warranties contained in Article V true and correct as of the Closing Date.

      Section 8.2   Performance of Covenants and Agreements.  Insight shall have
                    ---------------------------------------
performed at or prior to the Closing all of the covenants and agreements required to be performed by it at or prior to the Closing in accordance with this Agreement.

      Section 8.3   Litigation.  No action, suit, proceeding, investigation,
                    ----------
inquiry or request for information by any third person (including, but not limited to, any Governmental Authority) shall have been instituted or threatened against the Company or Insight or any of their respective Affiliates that questions, or reasonably may be expected to lead to subsequent questioning of, the validity or legality of this Agreement, or the transactions contemplated hereby which, if successful, would affect the right of the

Company to consummate the transactions contemplated hereby or might involve possible material liability on the part the Company.

      Section 8.4   Closing Deliveries.  Insight shall have delivered to the
                    ------------------
Company the Purchase Price and the other documents and certificates described in
Section 6.2.                   .

      Section 8.5   Contribution Agreement and Operating Agreement.  The
                    ----------------------------------------------
Operating Agreement shall be executed, and the transactions contemplated therein and in the Contribution Agreement shall be closed, simultaneously with the Closing of the transactions contemplated hereby.

      Section 8.6   Consents and Approvals.  All consents and approvals
                    ----------------------
referenced in Article I to be obtained by Insight, and all consents and approvals referenced in Article I and the consents referenced in Section 4.15 relating to the Company's stockholders (both common and preferred) and holders of the Senior Notes to be obtained by the Company, shall have been obtained to the reasonable satisfaction of the Company and all applicable waiting period(s) under the HSR Act shall have expired or been terminated.

      Section 8.7   Effect of Closing.  Notwithstanding anything stated in this
                    -----------------
Agreement to the contrary, to the extent the Closing is consummated, all conditions to Closing set forth in this Article VIII shall be deemed waived for purposes of Closing.


                                   ARTICLE IX
                                Indemnification
                                ---------------

      Section 9.1   Indemnification by the Company.
                    ------------------------------

            a.  The Company's Breach.  From and after the Closing the Company
                --------------------
     agrees to indemnify, defend and hold Insight and its Affiliates harmless from and against and will reimburse Insight and its Affiliates for any and all Losses resulting from any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement by or on the part of the Company under this Agreement or in any certificate or other document delivered by the Company pursuant to this Agreement or Losses resulting from or arising out of or in connection with any litigation, proceeding or claim by any third party relating to the Company or any of its Subsidiaries arising out of or relating to the period prior to the Closing Date, including without limitation, those matters listed on Schedule 4.7. In addition, to the extent that any disclosure, representation or warranty of the Company set forth in Sections 4.5, 4.7 or 4.9 of this Agreement is qualified, limited or subject to a materiality or other standard or threshold, such as "to the knowledge of", "the best of the knowledge of" or by the condition that "such disclosure, representation, warranty, covenant or agreement would not, or is not or are not expected to have a Material Adverse Effect" or by any other qualification or limitation (whether such qualification, limitation, standard or threshold is set forth herein or under applicable law pertaining to another document to which reference is made herein), then for all purposes of this Article IX and the indemnification obligations imposed hereunder, such disclosure, representation or warranty shall be deemed to have been made without such limitation, qualification, material adverse effect standard or other standard or threshold, with it being the intent of the parties that the Indemnified Party (as defined in Section 9.3) be fully indemnified hereunder for any Losses incurred by such party without regard to the qualification, limitation, standard or threshold set forth in the disclosure, representation or warranty. Further, to the extent that rights, potential rights, claims, or potential claims of third parties have been disclosed by the Company on Schedules 4.5, 4.7 or 4.9 hereof or in other documents to which reference is made herein, such items are still fully subject to indemnification under this Article IX to the extent that Insight incurs a Loss as a result of such rights, potential rights, claims, or potential claims of third parties.

            b.  Survival.  The representations and warranties of Source set
                --------
     forth in this Agreement will survive the Closing for a period of three years from the date of the Closing and shall thereafter terminate except that (i) the liability of Source will extend beyond such three-year period with respect to any claim which has been asserted in a written notice before the expiration of such three year period, (ii) the representation and warranties of Source set forth in Sections 4.5, 4.7 and 4.9 and the indemnity obligations of Source related thereto will survive the Closing and will continue in full force and effect without limitation. The covenants and agreements of Source in this Agreement and the indemnity obligations of Source related thereto will survive the Closing and will continue in full force and effect until fully performed or discharged.

      Section 9.2   Indemnification by Insight.  From and after the Closing,
                    --------------------------
Insight agrees to indemnify, defend and hold the Company and its Affiliates harmless from and against and in respect of, and shall reimburse the Company and its Affiliates for any and all Losses resulting from any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement by or on the part of Insight under this Agreement or in any certificate or other document delivered by Insight to the Company pursuant to this Agreement. The representations and warranties of Insight and Insight's indemnity obligations set forth in this Agreement shall survive for a period of three years following Closing.

      Section 9.3   Indemnity Procedure.
                    -------------------

          a.  Third Party Claims.  In the event any party receives written
              ------------------
     notice of the commencement of any action or proceeding, the assertion of any claim by a third party or the threatened imposition of any Loss for which indemnity may be sought pursuant to this Article IX ("Claim"), and such party (the "Indemnified Party") intends to seek indemnification from the other party (the "Indemnifying Party") pursuant to this Article IX, the Indemnified Party shall provide the Indemnifying Party with prompt written notice of such Claim, and the Indemnifying Party shall have the right to assume control of the defense (with counsel selected by it which is reasonably satisfactory to the Indemnified Party), appeal or settlement of such Claim with respect to which such indemnity has been invoked, and the Indemnified Party will fully cooperate with the Indemnifying Party in connection therewith. The Indemnifying Party shall bear the entire cost of defending such Claim, and the Indemnifying Party shall not be liable for any further legal or other expenses subsequently incurred by the Indemnified Party in connection with such defense unless otherwise agreed to in writing by the parties or as herein provided; provided, however, the Indemnified Party shall have the right to participate in such defense, at its own cost and expense, and the Indemnified Party shall have the obligation to cooperate with such defense. If the Indemnifying Party does not timely assume the entire defense of such Claim, the Indemnified Party may assume such defense and the Indemnifying Party shall bear the entire cost of defending such Claim. The Indemnifying Party shall not have the right to settle any such Claim without the written consent of the Indemnified Party unless such settlement contemplates a general release for money damages only. Failure of a party to give prompt notice of a Claim for which indemnification is sought hereunder shall not affect such party's right to indemnification hereunder except to the extent that the Indemnifying Party shall have been materially prejudiced as a result of such failure, and except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give notice.

          b.  Other Claims.  A party shall be entitled to recover from the other
              ------------
     party for all Losses or matters described above, which are suffered, incurred or borne by such party, even though the Losses or matter is not related to or the result of a claim brought by a third party.

      Section 9.4   Definition of Losses.  As used in this Article IX, "Losses"
                    --------------------
shall mean any and all losses, liabilities, claims, demands, actions, or causes of action, judgments, orders, deficiencies, fines, penalties, costs, damages, or expenses whatsoever, including, without limitation, taxes and environmental claims, whether foreseeable or unforeseeable, and further including, without limitation legal, accounting and other professional fees, disbursements and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement thereof.

      Section 9.5   Limitation on Source Indemnification.  The indemnification
                    ------------------------------------
provided for in Section 9.1 shall be subject to the following limitations:

            a.  Basket.  The Company shall not be required to indemnify Insight
                ------
     for any claim until such time as the amount of all Losses arising from asserted claims for indemnification exceed in the aggregate Twenty-Five Thousand Dollars ($25,000). At such time that the Losses of Insight arising from all such claims exceed $25,000, the Company shall be responsible for indemnifying Insight for the full amount of such claims, subject to the limitation set forth in Section 9.5 b. below.

            b.  Cap.  The Company shall not be required to indemnify Insight for
                ---
     any claim to the extent that the Losses incurred by them with respect to all such claims exceed $12,000,000 plus the product of (i) the number of shares issued to Insight upon exercise of the Warrants and (ii) the actual exercise price of such exercised Warrants.

            c.  Exclusive Remedy.  From and after the Closing, the
                ----------------
     indemnification provided under this Article IX shall constitute Insight's sole and exclusive remedy for any indemnification by the Company for claims in respect of Losses or breach of any representation or covenant arising under this Agreement; provided, however, that the foregoing limitations shall not apply to fraud by the Company or its Affiliates with respect to an action solely against the defrauding party or to any claim by Insight relating to registration rights hereunder and the obligations of the Company pursuant to Article III hereof, to which Insight shall have all rights and remedies at law or in equity.


                                   ARTICLE X
                                    Disputes
                                    --------

      Section 10.1  Procedure.  In the event of a dispute between the parties
                    ---------
arising out of or related to this Agreement (the "Dispute"), the parties agree to utilize the procedures specified in this Article X (the "Procedure"), unless otherwise modified by written agreement of the parties at the time the Dispute arises.

      Section 10.2  Initiation of Procedure.  A party seeking to initiate the
                    -----------------------
Procedure (the "Initiating Party") shall give written notice to the other party, describing briefly the nature of the Dispute and its claim and identifying an individual with authority to settle the Dispute on its behalf. The party receiving such notice (the "Responding Party") shall have five (5) business days within which to designate, in a written notice given to the Initiating Party, an individual with authority to settle the Dispute on its behalf. The individuals so designated shall be known as the "Authorized Individuals." Absent agreement by the parties, neither of the Authorized Individuals shall have had direct substantive involvement in the matters involved in the Dispute.

      Section 10.3  Unassisted Settlement.  Within thirty (30) days from the
                    ---------------------
date of the Initiating Party's notice, the Authorized Individuals shall make such investigation as they deem appropriate and shall conclude discussions concerning resolution of the Dispute. If the Dispute has not been resolved within such thirty (30) day period, it shall at that time be submitted ("Submission Date") to binding alternative dispute resolution ("ADR"), in accordance with the following provisions.

      Section 10.4  Selection of Arbitrator.  The parties shall have ten (10)
                    -----------------------
days from the Submission Date to agree upon a mutually acceptable neutral person not affiliated with either of the parties (the "Arbitrator"). If the Arbitrator has not been selected within such time, the parties agree jointly to request the American Arbitration Association to supply within ten (10) days a list of potential neutrals with qualifications as specified by the parties in the joint request. Within five (5) days of receipt of the list, the parties shall independently rank the proposed candidates, shall simultaneously exchange rankings, and shall select as the Arbitrator the individual receiving the highest combined ranking who is available to serve.

      Section 10.5  Time and Place for ADR.  In consultation with the
                    ----------------------
Arbitrator, the parties shall promptly designate a mutually convenient time and place for ADR to be held not later than thirty (30) days after selection of the Arbitrator.

      Section 10.6  Exchange of Information.  In the event either of the parties
                    -----------------------
has substantial need for information in the possession of the other party to prepare for the ADR, the parties shall attempt in good faith to agree upon procedures for the expeditious exchange of such information, with the help of the Arbitrator if required.

      Section 10.7  Summary of Views.  One (1) week prior to the first scheduled
                    ----------------
session of the ADR, each party shall deliver to the Arbitrator and to the other party a concise written summary of its views on the matter in Dispute.

      Section 10.8  Staffing the ADR.  During the ADR, each party shall be
                    ----------------
represented by the Authorized Individual and by counsel. In addition, each party may bring such additional persons as needed to respond to questions, contribute information and participate in the negotiations; the number of such additional persons to be agreed upon by the parties in advance, with the assistance of the Arbitrator, if necessary.

      Section 10.9  Conduct of ADR.  The parties, in consultation with the
                    --------------
Arbitrator, will agree upon a format for the meetings, designed to assure that both the Arbitrator and the Authorized Individuals have an opportunity to hear an oral presentation of each party's views of the matter in Dispute, and that the Authorized Individuals attempt to negotiate a resolution of the matter in Dispute, with or without the assistance of counsel or others, but with the assistance of the Arbitrator. To this end, the Arbitrator is authorized to conduct both joint meetings and separate private caucuses with the parties. The Arbitrator will keep confidential all information learned in private caucus with either party unless specifically authorized by such party to make disclosure of the information to the other party.

      Section 10.10 Decision of Arbitrator.  The decision of the Arbitrator
                    ----------------------
shall be final and non-appealable, and judgment may be entered thereon in any court of competent jurisdiction.

      Section 10.11 Fees of Arbitrator; Disqualification.  The fees of the
                    ------------------------------------
Arbitrator shall be shared equally by the parties, unless the Arbitrator makes a specific finding to the contrary. The Arbitrator shall be disqualified as a witness, consultant, expert or counsel for either party with respect to the matters in Dispute and any related matters.

      Section 10.12 Court Order.  Nothing in this Article XI shall limit the
                    -----------
right of any party hereto to obtain an order directing the appointment of an Arbitrator, a temporary restraining order, injunction or similar court action concerning any claim or dispute until the subject arbitration can be heard and an award rendered.


                                   ARTICLE XI
                                  Termination
                                  -----------

      Section 11.1  Termination.  This Agreement may be terminated at any time
                    -----------
prior to the Closing by mutual written agreement of the parties, or in accordance with the following:

          a. By Insight, if (i) the Closing has not occurred on or before the Final Closing Date, other than as a result of a breach by Insight of its representations, warranties or covenants contained herein or (ii) the Company breaches any of its representations, warranties or covenants contained herein in any material respect and fails to cure such breach within thirty (30) days after receipt of written notice thereof from Insight.

          b. By the Company, if (i) the Closing has not occurred on or before the Final Closing Date, other than as a result of a breach by the Company of its representations, warranties or covenants contained herein or (ii) Insight breaches any of its representations, warranties or covenants contained herein in any material respect and fails to cure such breach within thirty (30) days after receipt of written notice thereof from the Company.

      Section 11.2  Effect of Termination.  If this Agreement is terminated as
                    ---------------------
provided in Section 11.1, then this Agreement will forthwith become null and void and there will be no liability on the part of any party to any other party or any other Person in respect thereof, provided that:

            a.  Withdrawal of Applications.  All filings, applications and other
                --------------------------
     submissions relating to the consummation of the transaction contemplated hereby shall, to the extent practicable, be withdrawn from the agency or other Person to whom made.

            b.  Breach by Insight.  No such termination will relieve Insight
                -----------------
     from liability for a breach of representations, warranties or covenants by Insight of this Agreement, and in such event the Company shall have the right to sue Insight for monetary damages.

            c.  Breach by the Company.  No such termination will relieve the
                ---------------------
     Company from liability for a breach of representations, warranties or covenants by the Company of this Agreement, and in such event Insight shall have all rights and remedies available at law and equity, including the remedy of specific performance. Insight shall have the right to sue for specific performance of this Agreement without termination of this Agreement in the event of a breach of this Agreement by Source. The parties recognize that if the Company breaches this Agreement and refuses to perform under the provisions of this Agreement, monetary damages alone would not be adequate to compensate Insight for its injury, and the Company hereby waives the defense that there is an adequate remedy at law.

            d.  Mutual Breach.  Without limiting the generality of the
                -------------
     foregoing, or any applicable law, (i) Insight may not rely on the failure of any condition precedent set forth in Article VII of this Agreement and
     (ii) the Company may not rely on the failure of any condition precedent set forth in Article VIII of this Agreement, in the case of (i) or (ii) above to be satisfied as a ground for termination of this Agreement by such party if such failure was caused by such party's (or parties') failure to act in good faith, or a breach of or failure to perform its representations, warranties, covenants or other obligations in accordance with the terms hereof.

                                  ARTICLE XII
                                    Notices
                                    -------

      Section 12.1  Procedure and Addresses. All notices, requests, demands and
                    -----------------------
other communications required or permitted to be given hereunder shall be deemed to have been duly given if in writing and delivered personally, or on the third business day following deposit in the U.S. mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission (with a confirmation of receipt) or on the next business day if by a nationally recognized courier service, at the following addresses:

     If to Source:

     Source Media, Inc.
     Attention: Stephen W. Palley, Chief Executive Officer
     5400 LBJ Freeway, Suite 680
     Dallas, Texas 75240
     Fax: (972) 701-5454

     With a copy to:

     Robert L. Winikoff, Esq.
     Cooperman Levitt Winikoff Lester & Newman, P.C.
     800 Third Avenue
     New York, NY 10022
     Fax: (212) 755-2839


     If to Insight:

     Insight Interactive, LLC
     c/o Insight Communications Company, Inc.
     Attention: Michael S. Willner
     126 East 56/th/ Street
     New York, NY 10022
     Fax: (212) 371-1549

     with copies to:

     Dow, Lohnes & Albertson
     1200 New Hampshire Avenue, NW
     Suite 800
     Washington, DC 20036
     Attention: Leonard Baxt, Esq.
     Fax: (202) 776-2222


      Section 12.2  Change of Notice Address.  Any party may change the address
                    ------------------------
to which such communications are to be directed to it by giving written notice to the other party in the manner provided in Section 12.1.

                                  ARTICLE XII
                                    General
                                    -------

      Section 13.1  Entire Agreement.  This Agreement, together with the
                    ----------------
schedules and exhibits hereto, and the other agreements, documents and instruments being delivered at the Closing, set forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof, whether written or oral. No representation, promise, inducement or statement of intention relating to the transactions contemplated by this Agreement has been made by or on behalf of any party hereto which is not set forth in this Agreement.

      Section 13.2  Headings.  The Article and Section headings contained in
                    --------
this Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement.

      Section 13.3  Governing Law; Jurisdiction and Venue.  This Agreement shall
                    -------------------------------------
be governed by, construed and enforced in accordance with the internal laws of the State of Delaware, excluding the conflict of laws provisions thereof that would otherwise require the application of the law of any other jurisdiction. The parties hereto acknowledge and agree that the state and federal courts sitting in the State of Delaware shall have jurisdiction in any matter arising out of this Agreement, and the parties hereby consent to such jurisdiction and agree that the venue of any such matter shall also be proper in such state and federal courts sitting in the State of Delaware.

      Section 13.4  Counterparts.  This Agreement may be executed in multiple
                    ------------
counterparts (including counterparts executed by one party), each of which shall be an original, but all of which shall constitute a single agreement.

      Section 13.5  Binding Agreement; Assignment.  This Agreement shall be
                    -----------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but this Agreement shall not be assignable by either party without the prior written consent of the other party except that Insight may assign this Agreement to any Affiliate without the prior written consent of the Company.

      Section 13.6  Amendment.  This Agreement may be amended only in a writing
                    ---------
executed by the parties hereto which specifically states that it amends this Agreement.

      Section 13.7  No Waiver.  Failure of any party to insist upon strict
                    ---------
observance of or compliance with any term of this Agreement in one or more instances shall not be deemed to be a waiver of its rights to insist upon such observance or compliance with the other terms hereof, or in the future.

      Section 13.8  Severability.  If any term, covenant or condition of this
                    ------------
Agreement or the application thereof to any person or circumstance (other than a term, covenant, condition or application which affects the essence of this Agreement) shall, to any extent, be invalid or unenforceable, such unenforceability shall not affect any other provision hereof. If any provision of this Agreement is held invalid or unenforceable because the fulfillment of such provision would involve exceeding the limit of validity prescribed by law, then upon the occurrence of such a determination, the obligation to be fulfilled shall be reduced to the limit of validity prescribed by law. If the provision of the Agreement which is found to be invalid or unenforceable cannot be modified so as to be enforceable under existing laws, unless such provision affects the essence of this Agreement, this Agreement shall be construed and enforced as if such provision had not been included herein.

      Section 13.9  Certain Definitions.  As used in this Agreement, the
                    -------------------
following terms have the meanings set forth below. Other terms that are defined elsewhere in this Agreement shall have the meaning as therein set forth.

          "Affiliate" shall mean, when used with respect to a Person, any other Person, which directly or indirectly (through one or more intermediaries) controls, or is controlled by, or is under common control with, such first mentioned Person. The term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the actual power to direct or cause the direction of the management policies of a Person, whether through the ownership of stock, by contract, credit arrangement or otherwise. Notwithstanding the above, neither Insight nor the Company (nor their Affiliates) shall be deemed an "Affiliate" of the other as used herein by reason of their common ownership of NewCo, and NewCo shall not be deemed an Affiliate of either Insight or the Company for purposes of this Agreement.

          "Fully Diluted" shall mean, as of any date of determination, that for purposes of calculating the relevant percentage there shall be deemed outstanding at the time of calculation all shares of Voting Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of any warrant, option or other right to subscribe for, purchase or otherwise acquire directly or indirectly, any such shares of Voting Stock.

          "New Securities" shall mean any equity securities of the Company, whether now or hereafter authorized and including Common Stock and preferred stock, and all rights, options or warrants to purchase any such securities of the Company, and securities and indebtedness of any type whatsoever that are, or may become convertible into or exchangeable for capital stock of the Company, in each case to the extent issued after the date of this Agreement, other than (i) up to a maximum of 8,147,139 shares of Common Stock which may hereafter be issued in accordance with the exercise of warrants, stock options or put rights identified on Schedule 4.3, (ii) the stock, options and warrants (and the stock issued upon exercise of such options and warrants) set forth in Notes A, B and C on
     Schedule 4.3, (iii) the grant of employee stock options, stock appreciation rights or other awards pursuant to any stock option plan adopted by the Board of Directors of the Company, (iv) the issuance of Common Stock upon the exercise of any of the employee stock options, stock appreciation rights or other awards specified in clause (iii) above, (v) the issuance of any Common Stock, preferred stock or Rights in order to effect any merger, consolidation or other acquisition of any Person, business, division or assets outside the ordinary course of business, and (vi) the issuance of any capital stock or Rights by the Company for sale pursuant to a registration statement filed with the Securities and Exchange Commission.

          "Person" shall mean a domestic or foreign natural person, general or limited partnership, limited liability partnership, limited liability company, trust, estate, association or corporation.

          "Proportionate Share" shall mean a fraction, the numerator of which is the total number of shares of Common Stock owned by a Person and the denominator of which is the total number of shares of Common Stock issued and outstanding.

          "Rights" shall mean any option, warrant, security, rights or other instrument convertible into or exchangeable or exercisable for, or otherwise giving the holder thereof the right to acquire, directly or indirectly, any Common Stock or any other such option, warrant, security, right or instrument, including without limitation, any instrument the value of which is measured by reference to the value of the Common Stock.

          "Taxes" shall mean any tax based upon, or measured by, income or gross receipts, and any sales, use, ad valorem, transfer, franchise, payroll, employment, excise, occupation, premium, property or other taxes (including any interest or any penalties or additional amounts imposed by any taxing authority).

          "Voting Stock" shall mean equity interests with voting power under ordinary circumstances entitling the holders thereof to elect the board of directors or other governing body.



             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Common Stock and Warrants Purchase Agreement as of the day and year first written above.



                       SOURCE MEDIA, INC.


                       By: /s/ Stephen W. Palley
                           ------------------------------------------
                           Stephen W. Palley, Chief Executive Officer



                       INSIGHT INTERACTIVE, LLC

                       By:  Insight Communications Company, Inc.
                              Its sole member


                       By:  /s/ Michael S. Willner
                            ------------------------------------------
                            Name:   Michael S. Willner
                            Title:      President

                                 SCHEDULE LIST


  Schedule            Description
  --------            -----------


     4.2              Source Subsidiaries

     4.3              Source Capitalization Table

     4.5              Source Agreements Requiring Consent

     4.7              Source Litigation

     4.8              Source Contracts

     4.9              Source Intellectual Property

     4.11             Source Tax Exceptions

                                  EXHIBIT LIST


Exhibit           Description
-------           -----------


A                 Form of Stock Purchase Warrant

B-1               Form of the Certificate of Amendment

B-2               Form of the Certificate of Designations

C                 Form of Control Share Acquisition Agreement

                                                                       Exhibit D
                                                                       ---------



                          CERTIFICATE OF DESIGNATIONS
                             FOR NON-PARTICIPATING
                                PREFERRED STOCK

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


          Source Media, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the board of directors of the Corporation (the "Board") by its Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, on ___________, 1999, the Board duly approved and adopted the following resolution:

               RESOLVED, that, pursuant to the authority vested in the Board by the Certificate of Incorporation, the Board does hereby create, authorize and provide for the issuance of a class of Non-Participating Preferred Stock, par value $0.001 per share, such class consisting of one (1) share, having the designations and rights that are set forth in the Certificate of Incorporation and in this Resolution as follows:

          1.   Designation.  There is hereby created out of the authorized and
               -----------
unissued shares of Preferred Stock of the Corporation a class of Preferred Stock designated as the "Non-Participating Preferred Stock." The number of shares constituting such class shall be one (1). The holder (the "Holder") of the share of Non-Participating Preferred Stock shall not be entitled to receive dividends or have any other special rights except as provided herein.

          2.   Rank.  The Non-Participating Preferred Stock shall, with respect
               ----
to distributions upon liquidation, winding-up and dissolution of the Corporation, rank senior to all classes of Common Stock of the Corporation, junior to the Corporation's 13 1/2% Senior Payment-In-Kind Preferred Stock and, with respect to any other class or series of preferred stock, as shall be provided in the resolutions of the Board creating such other classes or series.

          3.   Liquidation Preference.   (a) In the event of any voluntary or
               ----------------------
involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the Holder shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to the liquidation preference as set forth in paragraph (c) below. Except as provided in the preceding sentence, the Holder shall not be entitled to any distribution in the event of any liquidation, dissolution or winding up of the affairs of the Corporation.

          (b) For the purposes of this Section 3, neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more entities shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation.

          (c) The liquidation preference of the Non-Participating Preferred Stock shall be $100.00 per share.

          4.   Voting Rights.   (a) Except as otherwise required under
               -------------
Delaware law or as set forth in this Section 4, the Holder shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of the Corporation.

          (b) At all such times as the Board shall consist of seven or ten members, the Holder shall have the exclusive right, voting separately as a single class, to elect the number of members of the Board in accordance with the following schedule:


 Number of Board Seats       Member of Board Seats
 ---------------------       ---------------------
Appointed by the Holder     Appointed by the Holder     Percentage of Voting Stock Owned by
-----------------------     -----------------------     -----------------------------------
   on 7 Person Board          on 10 Person Board        the Holder on a Fully Diluted Basis
   -----------------          ------------------        -----------------------------------
            3                         4                           15% or greater
            2                         3                   7.5% or more but less than 15%
            1                         2                   5% of more but less than 7.5%
            1                         1                   2.5% or more but less than 5%
            0                         0                           less than 2.5%

          (c) The written consent of the Holder will be required in the event the Board is ever to be comprised of a number of members other than seven or ten. The Holder may protect its proportionate representation in giving or not giving its consent in its sole discretion.

          (1) At any time that the Holder is entitled to elect at least one Board representative, the Holder will be entitled to elect one voting representative to each committee of the Board.

          (2) The foregoing rights of the Holder to take any actions as provided in this Section 4 may be exercised at any annual meeting of stockholders or any special meeting of stockholders or the Holder held for such purposes as provided herein or at any adjournment thereof, or by the written consent of the Holder delivered to the Secretary of the Corporation.

          (6) So long as such right to vote continues (and unless such right has been exercised by written consent of the Holder), the Chairman of the Board of the Corporation may call, and upon the written request of the Holder delivered to the Secretary of the Corporation shall call, a special meeting of the Holder. Such meeting shall be held within 10 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders.

          (7) The failure of the Holder to elect members of the Board shall not prevent the election of directors other than those to be elected by the Holder, and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the election of directors to be elected by the Holder or the taking of any action as provided in this Section 4.

          (8) Each director elected by the Holder, as provided in this Section 4 shall, unless such director's term shall expire earlier or be terminated in accordance with this Section 4, hold office until the annual meeting of stockholders next succeeding his election or until his successor, if any, is elected and qualified.

          (9) In case any vacancy shall occur among the directors elected by the Holder, such vacancy may be filled for the unexpired portion of the term by vote of the remaining director or directors theretofore elected by the Holder (if there is a remaining director or directors). If any such vacancy is not so filled within 10 days after the creation thereof or if any or all of the directors so elected by the Holder shall cease to serve as directors before their terms shall expire, the Holder, by written consent as herein provided, or at a special meeting of the Holder called as provided herein, may elect a successor or successors to hold office for the unexpired terms of the directors whose places shall be vacant.

         (10) Any director elected by the Holder may be removed from office with or without cause by the vote or written consent of the Holder. A special meeting of the Holder may be called in accordance with the procedures set forth in paragraph 4(f) above to effect such removal.

         (11) The Non-Participating Preferred Stock shall be subject to mandatory redemption at a redemption price equal to the liquidation preference set forth in paragraph 3(c) above in the event the Holder owns less than two and a half percent (2.5%) of the Voting Stock of the Corporation on a Fully Diluted Basis. Such redemption shall be automatic and shall not require any notice or other action on the part of the Corporation. Upon such redemption, the Holder shall surrender the certificate representing the share of Non-Participating Preferred Stock to the Corporation, duly endorsed (or otherwise in proper form for transfer, as determined by the Corporation), in such manner and at such place as may be designated by the Corporation.

          5.   Preemptive Rights.   (a) The Holder shall have the preemptive
               -----------------
 right to purchase up to its Proportionate Share of any New Securities which the Corporation may, from time to time, propose to sell or issue.

          (b) In the event the Corporation proposes to undertake an issuance or sale of New Securities, the Corporation will give the Holder thirty (30) days prior written notice of its intention, describing the type of New Securities and the price and the specific terms upon which the Corporation proposes to issue or sell the same. Thereafter, the Holder will have thirty (30) days from the date of such notice to give the Corporation written notice of its intention to purchase up to its Proportionate Share of such New Securities, for the same price and upon the terms pursuant to which the New Securities will be offered, as specified in the Corporation's notice, and stating therein the quantity of such New Securities the Holder intends to purchase. If the consideration for the New Securities is in a form other than cash, the Holder shall pay equivalent value on a per share basis in cash. The Holder shall further have a forty-five
(45) day period from the date of the original notice from the Corporation in which to commit funding to the purchase of any New Securities and close the acquisition thereof. Failure by the Holder to give notice within the thirty
(30) day period shall be deemed a waiver by the Holder of the preemptive right with respect to such New Securities, provided the Corporation consummates the issuance of New Securities within ninety (90) days after the expiration of such thirty (30) day period in the amount, at substantially the same price and on substantially the same terms specified in the notice given by the Corporation under this paragraph 5(b). In the event the New Securities are to be issued pursuant to an underwritten public offering or under similar circumstances so that the final price or other material terms of the New Securities are not established by the Corporation at the time the thirty day notice is provided to the Holder, the Corporation's notice to the Holder will provide its anticipated price of, and general terms pursuant to which it intends to issue such New Securities. Notwithstanding the fact that the Holder may notify the Corporation within such thirty day period that it intends to purchase up to its Proportionate Share of such New Securities, the Holder will not be bound by such election until the final price and terms of such offering are established by the Corporation. Upon the final price and terms being established, the Corporation shall provide the Holder immediate notice thereof prior to the Corporation's proposed sale and issuance. If such final price is not greater than one hundred ten percent (110%) of the price stated in the original notice, the Holder will be bound by its notice to exercise its preemptive rights; if such final price is greater than one hundred ten percent (110%) of the price stated in the original notice, the Holder shall not be bound by its original election, but shall have the right for a period not to exceed two (2) hours after receiving notice of the final price to elect to purchase in accordance with the terms of this
Section 5. In order to both minimize the potential disruption to the Corporation's ability to offer such New Securities in an underwritten public offering and to afford the Holder with as much notice and information as possible regarding the terms and pricing thereof, the Corporation will keep the Holder reasonably informed of the status of the on-going negotiations with the managing underwriter with respect to such terms and anticipated pricing, and further will afford the Holder, if the Holder so requests, the right to have a representative present to observe the negotiation of the final pricing terms immediately prior to the execution of the applicable underwriting agreement.

          (c) The right of the Holder to purchase New Securities pursuant to this Section 5 may be exercised, in whole or in part, by any of the Holder's Affiliates, if the Holder expressly grants such right of exercise to such Affiliates, subject to compliance with applicable federal and state securities laws.

          (d) The right of the Holder to elect members to the Board (and committees thereof) in accordance with the provisions of Sections 4(b) and 4(d), and the preemptive rights granted to the Holder as set forth in Section 5, shall lapse in the event the Holder owns less than five percent (5%) of the Voting Stock of the Company on a Fully Diluted basis.

          6.   Transfer Restrictions.  Except as specifically permitted
               ---------------------
under this Section 6, the Holder may not without the prior written consent of the Corporation sell, assign, transfer or otherwise dispose of the Non-Participating Preferred Stock, or any attribute, component or right in respect thereof, except to an Affiliate of the Holder. Any purported disposition in violation of this Section 6 shall be void and of no force or effect. "Affiliate" as used herein shall mean any person or entity that directly or indirectly or through one or more intermediaries Controls, is Controlled by or is under common Control with, the Holder, with "Control" meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the person or entity Controlled (whether through ownership of securities, partnership interests or other ownership interests, by contract or otherwise).

          7.   Certain Definitions.  As used in this Certificate of
               -------------------
Designations, the following terms have the meanings set forth below. Other terms that are defined elsewhere in this Certificate of Designations shall have the meaning as therein set forth.

               "Fully Diluted" shall mean, as of any date of determination, that for purposes of calculating the relevant percentage there shall be deemed outstanding at the time of calculation all shares of Voting Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of any warrant, option or other right to subscribe for, purchase or otherwise acquire directly or indirectly, any such shares of Voting Stock.

               "New Securities" shall mean any equity securities of the Corporation, whether now or hereafter authorized and including Common Stock and preferred stock, and all rights, options or warrants to purchase any such securities of the Corporation, and securities and indebtedness of any type whatsoever that are, or may become convertible into or exchangeable for capital stock of the Corporation, in each case to the extent issued after the date of filing of this Certificate of Designation, other than (i) up to a maximum of [8,147,139] shares of Common Stock which may hereafter be issued in accordance with the exercise of warrants, stock options or put rights identified [on Schedule 4.3 to the Common Stock and Warrants Purchase Agreement], (ii) the stock, options and warrants (and the stock issued upon exercise of such options and warrants) set forth in [Notes A, B and C on Schedule 4.3 to the Common Stock and Warrants Purchase Agreement],
     (iii) the grant of
     employee stock options, stock appreciation rights or other awards pursuant to any stock option plan adopted by the Board of Directors of the Corporation, (iv) the issuance of Common Stock upon the exercise of any of the employee stock options, stock appreciation rights or other awards specified in clause (iii) above, (v) the issuance of any Common Stock, preferred stock or Rights in order to effect any merger, consolidation or other acquisition of any Person, business, division or assets outside the ordinary course of business, and (vi) the issuance of any capital stock or Rights by the Corporation for sale pursuant to a registration statement filed with the Securities and Exchange Commission.

               "Person" shall mean a domestic or foreign natural person, general or limited partnership, limited liability partnership, limited liability company, trust, estate, association or corporation.

               "Proportionate Share" shall mean a fraction, the numerator of which is the total number of shares of Common Stock of the Corporation owned by a Person and the denominator of which is the total number of shares of Common Stock of the Corporation issued and outstanding.

               "Rights" shall mean any option, warrant, security, rights or other instrument convertible into or exchangeable or exercisable for, or otherwise giving the holder thereof the right to acquire, directly or indirectly, any Common Stock of the Corporation or any other such option, warrant, security, right or instrument, including without limitation, any instrument the value of which is measured by reference to the value of the Common Stock of the Corporation.

               "Voting Stock" shall mean equity interests with voting power under ordinary circumstances entitling the holders thereof to elect the board of directors or other governing body.


          IN WITNESS WHEREOF, Source Media, Inc. has caused this Certificate of Designations to be signed by Stephen W. Palley, its Chief Executive Officer, this _____ day of __________, 1999.


                                    SOURCE MEDIA, INC.


                                 By:__________________________________________
                                    Stephen W. Palley, Chief Executive Officer

                               SOURCE MEDIA, INC.
                                5400 LBJ FREEWAY
                                   SUITE 680
                              DALLAS, TEXAS 75240

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Stephen W. Palley and F. Paul Tigh, and each of them, as the undersigned's attorneys and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of Source Media, Inc. held of record by the undersigned on September 23, 1999, at the annual meeting of stockholders to be held on November 17, 1999 or any adjournment thereof.


                  (Continued and to be signed on reverse side)

Please mark your votes as indicated in this example  X

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

1. Election of Directors:

[  ]    FOR all nominees listed to the right            James L. Greenwald
        (except as marked to the contrary)              Michael J. Marocco
                                                        Stephen W. Palley
                                                        Barry Rubenstein
[  ]    WITHHOLD AUTHORITY to vote
        for all nominees listed to the right


2. Proposal to Amend the 1995 Performance Equity Plan:

               FOR [  ]             AGAINST [  ]               ABSTAIN [  ]


3. Proposal to Approve the 1999 Stock Option Plan:

               FOR [  ]             AGAINST [  ]               ABSTAIN [  ]


4. Proposal to Approve the Insight Transaction:

               FOR [  ]             AGAINST [  ]               ABSTAIN [  ]


5. Proposal to Ratify the Appointment of Ernst & Young LLP:

               FOR [  ]             AGAINST [  ]               ABSTAIN [  ]


  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR management's nominees for election as directors and FOR proposals 2, 3, 4 and 5.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.


                                         Date: ____________________, 1999


                                         _______________________________
                                                   Signature


                                         _______________________________
                                              Signature if held jointly

                                         Please sign exactly as name appears
                                         hereon. When shares are held by joint
                                         tenants, both should sign. When signing
                                         as attorney, executor, administrator,
                                         trustee or guardian, please give full
                                         title as such. If a corporation, please
                                         sign in full corporate name by
                                         President or other authorized officer.
                                         If a partnership, please sign in
                                         partnership name by authorized person.